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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 3)

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☐	Soliciting Material Pursuant to §240.14a-12
BETA OIL & GAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BETA OIL & GAS, INC.
1100 Louisiana
Suite 4400
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 15, 2004

To Our Stockholders:

        Notice is hereby given that the annual meeting of stockholders of Beta Oil & Gas, Inc., a Nevada corporation, also referred to hereinafter as "we", "Beta", or the "Company", will be held at 1100 Louisiana, Suite 4400, Houston, Texas on Thursday, July 15, 2004 at 10:00 a.m. Central Daylight Time.

        We intend to present for your approval at this meeting:

          (1)   the election of seven directors to serve until the next annual meeting of stockholders and until their successors shall be duly elected and qualified;

          (2)   the change of the name of the Company to "Petrohawk Energy Corporation";

          (3)   the reincorporation of the Company under the laws of the State of Delaware through a merger of the Company into a wholly owned Delaware subsidiary to be formed specifically for this purpose, which reincorporation will, among other things, have the effect of changing the name of the Company to "Petrohawk Energy Corporation";

          (4)   the elimination of cumulative voting for directors;

          (5)   the adoption of a classified board through an amendment to the Company's articles of incorporation or bylaws;

          (6)   the amendment of stock option agreements existing as of May 25, 2004 by and between Beta and certain Beta employees;

          (7)   the approval of the 2004 Non-Employee Director Incentive Plan, hereinafter referred to as the 2004 Non-Employee Director Plan, in the form that was previously approved by the board of directors of the Company;

          (8)   the approval of the 2004 Employee Incentive Plan, hereinafter referred to as the 2004 Incentive Plan, in the form that was previously approved by the board of directors of the Company; and

          (9)   the transaction of such other business that may properly come before the annual meeting or any adjournment thereof.

        If you were a stockholder of record of common stock or preferred stock at the close of business on May 28, 2004, you are entitled to notice of and to vote at the meeting or any adjournment thereof. Your vote is important. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE POSTAGE PAID ENVELOPE.

        Holders of the Company's shares of preferred stock may be entitled to assert dissenters' rights under Nevada Revised Statutes Sections 92A.300 through 92A.500 in connection with the proposed reincorporation of the Company in Delaware through its merger with and into a wholly owned subsidiary. See "Proposal 3—Rights of Dissenting Stockholders" and Appendix J to the proxy statement accompanying this notice.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Floyd C. Wilson
                       Chairman of the Board

                      June 22, 2004

BETA OIL & GAS, INC.
1100 Louisiana
Suite 4400
Houston, Texas 77002
(832) 204-2700

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 15, 2004

SOLICITATION OF PROXIES

        The accompanying proxy is solicited on behalf of the board of directors of Beta Oil & Gas, Inc., also referred to hereinafter as "we", "Beta", or the "Company", for the 2004 annual meeting of Beta's stockholders. The meeting will be held at 1100 Louisiana, Suite 4400, Houston, Texas, on Thursday, July 15, 2004 at 10:00 a.m. CDT for the purposes set forth in the accompanying notice of annual meeting, and at any adjournments thereof. The principal executive office of the Company is located at 1100 Louisiana, Suite 4400, Houston, Texas 77002. The Company's phone number is (832) 204-2700 and fax number is (832) 204-2800.

        Beta will bear the cost of soliciting proxies. Proxies will be solicited primarily by mail, but may be supplemented by personal solicitation, or by telephone, telegram or other forms of wire, electronic or facsimile communication by officers, employees and directors of Beta. No additional compensation will be paid for their solicitation efforts. The notice of annual meeting of stockholders, the proxy statement and the proxy are first being mailed to our stockholders on or about June 23, 2004.

VOTING AT THE ANNUAL MEETING

        The close of business on May 28, 2004 has been fixed by the board of directors as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. At that date, Beta had issued and outstanding approximately 13,798,778 shares of voting common stock and 604,271 shares of voting preferred stock. Holders of common stock and holders of preferred stock will vote together as a single class for each of the items presented for your approval at this meeting.

        As a common or preferred stockholder you are entitled to vote on all matters properly brought before the meeting, including the matters described in the notice of annual meeting accompanying this proxy statement. Each share of common stock you own entitles you to one vote on all matters to be voted upon except in the case of cumulative voting rights for directors. Each share of preferred stock you own entitles you to a number of votes on any matter equal to the whole number of shares of common stock into which one share of preferred stock is convertible as of the record date for any vote by the stockholders of the Company. As of the record date, each share of preferred stock is convertible into 0.5 shares of common stock, and therefore, entitles you to 0.5 votes per share of preferred stock.

        All stockholders of Beta have cumulative voting rights when voting for directors if written notice of a desire for cumulative voting is properly given by one or more stockholders in advance of the meeting. Cumulative voting means you are entitled to as many votes as equals the number of shares you hold on the record date multiplied by the number of directors to be elected. You may cast all votes for a single director or you may distribute your votes among any two or more of the persons for whom you wish to vote in the election of directors.

        For stockholders to be able to exercise their right to cumulative voting, one or more stockholders must give written notice to the Secretary of the Company at 1100 Louisiana, Suite 4400, Houston, Texas 77002 that they desire that the vote for the election of directors be cumulative. The notice must be given not less than 48 hours before the time of the meeting, or before 10:00 a.m. on July 13, 2004. At the meeting, before the commencement of the vote for the election of directors, the chairman or secretary of the meeting will announce that notice has been given to provide for cumulative voting. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each stockholder may cast the number votes he is entitled to cast for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than to which he is entitled based on the number of shares owned by such stockholder for any candidate. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

        In the event of cumulative voting in the election of directors, the proxy solicited by the board of directors confers discretionary authority on the proxies to cumulate votes among the nominees in such proportion as they see fit. The proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve and matters incident to the conduct of the annual meeting, and any other matters of which the Company did not receive notice until after April 7, 2004.

QUORUM AND VOTING REQUIREMENTS

        The presence of the holders of a majority of the outstanding shares of common and preferred stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a quorum at the annual meeting. The holders of outstanding shares of preferred stock and common stock vote as a single class for each of the items presented for approval at this meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

        Abstentions and withheld votes for directors will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of such matter.

        A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        The Company is mailing its annual report to stockholders for the year ended December 31, 2003 on Form 10-K/A along with this proxy statement to all stockholders entitled to vote at the annual meeting. The Company's annual report on Form 10-K/A does not constitute part of the proxy soliciting material.

Votes Required

  •
  Election of Directors:  Under our bylaws, directors will be elected by a plurality of the votes cast. A plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes. Petrohawk Energy, LLC, or Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares for the election of all director nominees set forth in "Proposal 1—Election of Directors" below. If Petrohawk votes as indicated and cumulative voting rights are not exercised by Beta's stockholders, this would ensure the election of all director nominees set forth in Proposal 1 below.

  •
  Change of the Company's Name to "Petrohawk Energy Corporation":  To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter. Petrohawk has indicated that it intends to vote its shares in favor of changing the Company's name to "Petrohawk Energy Corporation" as more fully described in "Proposal 2—Change of the Company's Name" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 2.

  •
  Reincorporation of the Company in Delaware:  To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter. Petrohawk has indicated that it intends to vote its shares in favor of the reincorporation of the Company in Delaware through its merger with and into a wholly owned subsidiary incorporated in Delaware, as more fully described in "Proposal 3—Reincorporation of the Company in Delaware" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 3.

  •
  Elimination of Cumulative Voting for Directors:  To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter. Petrohawk has indicated that it intends to vote its shares in favor of the elimination of the cumulative voting provisions from the articles of incorporation of the Company, as more fully described in "Proposal 4—Elimination of Cumulative Voting" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 4.

  •
  Approval of Adoption of a Classified Board:  To be approved, this matter requires the affirmative vote of a majority of the voting power of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter. Petrohawk has indicated that it intends to vote its shares in favor of the amendment of the articles of incorporation or bylaws of the Company to provide for a classified board of directors, as more fully described in "Proposal 5—Amendment to the Company's Articles of Incorporation or Bylaws to Provide for a Classified Board of Directors" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 5.

  •
  Amendment of Stock Option Agreements:  To be approved, this matter must receive more affirmative votes than votes in opposition of the voting power of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter. Petrohawk has agreed to vote its shares in favor of the amendments to the stock option agreements held by the Company's employees as of May 25, 2004, as more fully described in "Proposal 6—Amendment of Stock Option Agreements" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 6.

  •
  Approval of the 2004 Non-Employee Director Incentive Plan:  To be approved, this matter must receive more affirmative votes than votes in opposition of the voting power of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter. Petrohawk has indicated that it intends to vote its shares in favor of the approval of the 2004 Non-Employee Director Incentive Plan, as more fully described in "Proposal 7—Approval of 2004 Non-Employee Director Incentive Plan" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 7.

  •
  Approval of the 2004 Employee Incentive Plan:  To be approved, this matter must receive more affirmative votes than votes in opposition of the voting power of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter. Petrohawk has indicated that it intends to vote its shares in favor of the approval of the 2004 Employee Incentive Plan, as more fully described in "Proposal 8—Approval of 2004 Employee Incentive Plan" set forth below. If Petrohawk votes as indicated, this would ensure the approval of Proposal 8.

HOW TO REVOKE YOUR PROXY

        You may revoke a proxy at any time before it is voted. You can do this by delivering a later dated proxy or by notifying the Secretary of the Company at 1100 Louisiana, Suite 4400, Houston, Texas 77002 in writing specifically revoking the proxy. Your attendance and voting in person at the annual meeting will also revoke a proxy. If you do not make any specification on the proxy, your shares will be voted in accordance with the recommendation of the board of directors as stated herein, or at the discretion of the named proxies with regard to any other matter that may properly come before the annual meeting.

COMPANY BACKGROUND

        We are an independent oil and gas company engaged in the acquisition, development, production and exploration of natural gas and crude oil. We are a Nevada corporation incorporated in June 1997. Our operations are currently focused on oil and gas producing trends situated in Oklahoma, Texas, Louisiana and Kansas.

Petrohawk Energy, LLC and Related Transactions

        On December 12, 2003, the Company entered into a securities purchase agreement (which we generally refer to as the Petrohawk purchase agreement) with Petrohawk pursuant to which the Company agreed to issue to Petrohawk for an aggregate of $60,000,000 in cash:

  •
  15,151,515 shares of our common stock;

  •
  five year warrants to purchase up to an additional 10,000,000 shares of our common stock at an exercise price of $1.65 per share; and

  •
  a convertible promissory note in the face amount of $35,000,000 convertible after two years into shares of our common stock at a conversion price of $2.00 per share.

        Because the issuance of the shares of common stock to Petrohawk in connection with this transaction would result in a change of control of Beta under the rules of the NASDAQ Stock Market, the approval of Beta's stockholders had to be obtained for the issuance of these shares prior to the consummation and closing of the issuance. A special meeting of Beta's stockholders was held on May 25, 2004 for the approval of the issuance of the Company's shares of common stock to Petrohawk (including shares to be issued upon the exercise of the warrants and the conversion of the note) in connection with the Petrohawk transaction. At this meeting, the stockholders of Beta approved the issuance of our shares to Petrohawk. Immediately after the stockholder approval was obtained, the transactions contemplated by the Petrohawk purchase agreement were consummated, and the Petrohawk transaction was closed. Immediately after the consummation of the transaction, Petrohawk held approximately 55% of all of our outstanding shares of common stock, and approximately 54% of the voting power of all our outstanding shares of common and preferred stock. Petrohawk's ownership percentage of shares of common stock of the Company would be approximately 73% assuming the exercise of all warrants and the conversion of the note.

        Petrohawk is a Delaware limited liability company with members. The source of the $60 million purchase price for the above-described securities of the Company was capital contributions made to Petrohawk by Petrohawk's members prior to the closing of the transaction.

        Under the terms of the Petrohawk purchase agreement and upon the closing of the Petrohawk transaction, all of our directors except Mr. Robert C. Stone, Jr. resigned and the following six persons designated by Petrohawk were appointed as our new directors: Messrs. Floyd C. Wilson, Tucker S. Bridwell, D. Martin Phillips, David B. Miller, James L. Irish, III, and Larry L. Helm. At the closing, under the terms of the Petrohawk purchase agreement, all of our executive officers also resigned and the following persons were elected as our new executive officers: Floyd C. Wilson, Chairman of the Board, President and Chief Executive Officer; Stephen W. Herod, Vice President—Corporate Development; Shane M. Bayless, Vice President—Chief Financial Officer and Treasurer; and Richard K. Stoneburner, Vice President—Exploration.

        On May 14, 2004, in connection with the Company's listing application for the shares of common stock to be issued or issuable in the Petrohawk transaction, the Company received a letter from NASDAQ informing it that NASDAQ's staff believed that the Company's proposed transaction with Petrohawk constituted a "Reverse Merger" under NASDAQ Marketplace Rule 4330(f). Under this interpretation, the Company was required to submit an initial listing application and meet all the initial listing criteria on the NASDAQ National Market, including the requirement that the Company's common stock have a minimum bid price of $5 per share, upon consummation of the Petrohawk transaction. In order to satisfy this requirement, the Company implemented a one-for-two reverse stock split to become effective as of May 26, 2004. The reverse stock split allowed the Company to meet the minimum bid price requirement on the first trading day after the Petrohawk transaction was closed, and its application to list all shares of its common stock, including shares issuable upon conversion of shares of preferred stock and upon exercise of warrants and options was approved by NASDAQ. As a consequence of the reverse stock split, each holder of shares of our common stock on May 26, 2004 received one share of common stock for each two shares of common stock it owned on that date. Upon effectiveness of the reverse stock split, the number of outstanding shares of common stock was reduced from 27,597,556 immediately following the closing of the Petrohawk transaction to 13,798,778 (before taking into account the effect of fractional shares to be redeemed for cash) as a result of the reverse split. The number of shares issuable upon the exercise or conversion of outstanding warrants, options, convertible debt and convertible preferred stock and the respective exercise and conversion prices were proportionately adjusted to reflect the effects of the reverse stock split. Letters were sent to the common stock, preferred stock and warrant holders of the Company describing the reverse stock split, and giving information about the exchange of the certificates representing their shares or warrants and payment for their fractional shares, in each case if applicable. Any fractional shares of common stock resulting from the reverse stock split are to be redeemed for $4.12 in cash based on the average of the closing bid prices for the common stock for the five trading days immediately preceding the May 26, 2004 effective date.

        As a result of the one-for-two reverse stock split and effective as of May 26, 2004, Petrohawk held:

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  7,575,757 shares of our common stock;

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  five year warrants to purchase up to an additional 5,000,000 shares of our common stock at an exercise price of $3.30 per share; and

  •
  a convertible promissory note in the face amount of $35,000,000 which will be convertible after two years into shares of our common stock at a conversion price of $4.00 per share.

        On May 27, 2004, our board of directors formed a special committee and appointed Mr. Robert C. Stone, Jr. as the sole disinterested director to serve on the special committee to evaluate the potential purchase by the Company of the oil and gas properties of Petrohawk Energy, LLC. The special committee was given the authority to determine, direct and conduct the process to be undertaken by the Company with respect to the evaluation of the potential purchase by the Company of Petrohawk's oil and gas properties. The special committee also has the authority to appoint independent legal counsel, independent appraisers, financial advisors and engineering consultants in connection with this evaluation, and to negotiate any proposed terms and conditions of the potential purchase. The special committee was also given the authority to reject any proposals for the potential purchase by the Company of Petrohawk's oil and gas properties if the committee deems such purchase not to be in the best interests of the Company.

        Messrs. Miller, Phillips, Helm, Bridwell, Irish and Wilson, six of the seven current directors of the Company, may be deemed to be interested in the potential purchase by the Company of Petrohawk's oil and gas properties. Mr. Wilson, Chairman of the Board, President and Chief Executive Officer of the Company is also an owner and President and Chief Executive Officer of Petrohawk. In addition, FCW, LLC, a member of Petrohawk, has the contractual right to nominate one of the five members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability agreement and has nominated Mr. Wilson, the majority member of FCW, LLC. FCW, LLC has made an approximately 10% capital contribution to Petrohawk. Messrs. David B. Miller and D. Martin Phillips, both directors of the Company, are also directors of Petrohawk. In addition, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which are members of Petrohawk, have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability company agreement. These EnCap entities have nominated Messrs. Miller and Phillips, along with a third nominee, to the board of Petrohawk. Messrs. Miller and Phillips control, indirectly, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which have collectively made an approximately 64% capital contribution to Petrohawk. Each of Messrs. Helm, Bridwell and Irish has made less than a 0.2% capital contribution each to Petrohawk, but does not hold any directorship or office in Petrohawk and is not otherwise affiliated with Petrohawk. Mr. Rioux, a nominee for director, is also a director of Petrohawk. In addition, Kellen Holdings, LLC, a member of Petrohawk which made an approximately 19% capital contribution to Petrohawk, is an affiliate of Liberty Energy Holdings, LLC of which Mr. Rioux is Vice President and Treasurer.

PROPOSAL 1—ELECTION OF DIRECTORS

        Beta's Amended and Restated Bylaws specify that the authorized number of directors of Beta shall not be less than one and not more than nine. The board of directors currently has seven members. All of the current board members, other than Mr. Robert C. Stone, Jr. were appointed to our board on May 25, 2004, pursuant to the Petrohawk purchase agreement, and in connection with the closing of the transactions contemplated thereunder. In connection with the closing of these transactions, Messrs. Robert E. Davis, Jr., David A. Wilkins, Rolf N. Hufnagel and David A. Melman resigned as directors of the Company as of May 25, 2004.

        The board of directors has established the number of directors for the coming year at seven. If any nominee becomes unavailable for any reason, the board of directors may propose a substitute nominee and the shares represented by proxy will be voted for any substitute nominee, unless the board reduces the number of directors. The board has no reason to expect that any nominee will become unavailable. Shares represented by the accompanying form of proxy will be voted for the election of the following seven nominees unless other instructions are shown on the proxy card:

        FLOYD C. WILSON, TUCKER S. BRIDWELL, JAMES L. IRISH III, DAVID B. MILLER, D. MARTIN PHILLIPS, DANIEL RIOUX, AND ROBERT C. STONE, JR.

        THE BOARD RECOMMENDS UNANIMOUSLY THAT FLOYD C. WILSON, TUCKER S. BRIDWELL, JAMES L. IRISH III, DAVID B. MILLER, D. MARTIN PHILLIPS, DANIEL RIOUX, AND ROBERT C. STONE, JR. BE ELECTED AS DIRECTORS.

        Petrohawk, which currently holds approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote all of its shares for the election of these directors. Larry L. Helm is the only current member of our board of directors who is not a nominee for election as a director. It is currently anticipated that Mr. Helm may be employed by the Company as an executive officer, and therefore, was not nominated for reelection.

        Directors are elected to serve until the next annual meeting of stockholders or until their successors have been elected and qualified. Please see Proposal 5 below presented to our stockholders' approval regarding the proposal of the Company to adopt a classified board. If a classified board is adopted, our directors are expected to have the terms of office set forth and described in Proposal 5 below. The last annual meeting of stockholders was held on June 20, 2003.

        The following table sets forth the names and ages of all director nominees for election, the length of their continuous service as a director of the Company, their membership in board committees, and the positions in Beta held by them:

Directors	Since	Age	Position
Floyd C. Wilson	May 2004	57	Chairman of the Board, President and Chief Executive Officer
Tucker S. Bridwell(1)(2)(3)	May 2004	52	Director
James L. Irish III(1)	May 2004	59	Director
David B. Miller(2)	May 2004	54	Director
D. Martin Phillips(3)	May 2004	50	Director
Daniel Rioux	—	36	Director Nominee
Robert C. Stone, Jr.(1)	September 2000	55	Director

(1)
Member of the audit committee

(2)
Member of the compensation committee

(3)
Member of the nominating committee

Director Information

        The following discussion provides information regarding our current and nominated directors, including their names, their principal occupations, any directorships in other public companies held by them, and the length of their continuous service for the Company.

        Floyd C. Wilson was appointed as the Chairman of the Board, President and Chief Executive Officer of the Company on May 25, 2004. He is an owner, President and Chief Executive Officer of Petrohawk which he founded in June 2003. Mr. Wilson was the Chairman and Chief Executive Officer of 3TEC Energy Corporation from August 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Wilson founded W/E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. in 1998 and served as its President until August 1999. Mr. Wilson began his career in the energy business in Houston, Texas in 1970 as a completion engineer. He moved to Wichita, Kansas in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/E. Mr. Wilson founded Hugoton Energy Corporation in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.

        Tucker S. Bridwell was appointed as a director of the Company on May 25, 2004. Mr. Bridwell has been the President of Mansefeldt Investment Corporation and the Dian Graves Owen Foundation since September 1997 and manages investments for both entities. He has been in the energy business in various capacities for over 25 years. Mr. Bridwell served as chairman of First Permian, LLC from 2000 until its sale to Energen Corporation in April 2002. He is a certified public accountant and holds B.B.A and M.B.A degrees from Southern Methodist University.

        Larry L. Helm was appointed as a director of the Company on May 25, 2004. Mr. Helm has 30 years of experience in commercial banking. Mr. Helm is currently retired. He was employed with Bank One Corporation from December 1989 through December 2003. Most recently Mr. Helm served as Executive Vice President of Middle Market Banking from October 2001 to December 2003. From August 1999 to October 2001, he was Chairman of Southern Region Commercial Banking and from April 1998 to August 1999, he served as Executive Vice President of the Energy and Utilities Banking. He served as director of 3TEC Energy Corporation from 2000 to June 2003. Mr. Helm holds an M.B.A. from the University of North Texas, and a B.S. from Trinity University in San Antonio, Texas.

        James L. Irish III was appointed as a director of the Company on May 25, 2004. Mr. Irish served as a director of 3TEC Energy Corporation from 2002 until June 2003. Mr. Irish is currently of counsel with Thompson & Knight, L.L.P., a Texas based law firm. Mr. Irish has been an attorney with Thomson & Knight, L.L.P. serving in various capacities, including Managing Partner, since 1969.

        David B. Miller was appointed as a director of the Company on May 25, 2004. He is a Managing Director and co-founder of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. Prior to the formation of EnCap Investments L.P., Mr. Miller co-founded and served as President and Managing General Partner of PMC Reserve Acquisition Company, a partnership with Pitts Energy Group. Prior to the establishment of EnCap, Mr. Miller served as Co-Chief Executive Officer of MAZE Exploration Inc., a Denver, Colorado, based oil and gas company he co-founded in 1981. Before forming MAZE, Mr. Miller was a Vice President in the Energy Department of Republic National Bank of Dallas from 1974 to 1980. Mr. Miller was a director of 3TEC Energy Corporation from 1999 until June 2003. Mr. Miller is also a director of Denbury Resources Inc. Mr. Miller holds M.B.A. and B.B.A. degrees from Southern Methodist University, and he currently sits on the Executive Board of the Edwin L. Cox School of Business at SMU. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of Petrohawk and which are indirectly controlled by EnCap Investments L.P. have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability agreement.

        D. Martin Phillips was appointed as a director of the Company on May 25, 2004. Mr. Phillips is a Managing Director and Principal of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. Prior to joining EnCap in 1989, from 1978 to 1989, Mr. Phillips served in various management capacities with NCNB Texas National Bank, including as Senior Vice President in the Energy Banking Group. Mr. Phillips is also a director of Plains Resources, Inc. Mr. Phillips was a director of 3TEC Energy Corporation from 1999 until June 2003. Mr. Phillips holds M.B.A. and B.S. degrees from Louisiana State University. Mr. Phillips also attended the Stonier Graduate School of Banking at Rutgers University. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of Petrohawk and which are indirectly controlled by EnCap Investments L.P. have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability agreement.

        Daniel Rioux has been recommended to our nominating committee by Floyd C. Wilson as a nominee to become a director of the Company. After deliberations, our nominating committee has recommended Mr. Rioux as a nominee to become a member of our board. Mr. Rioux is the Vice President and Treasurer of Liberty Energy Holdings, LLC, which invests in oil and gas exploration and production, as well as related private equity transactions, on behalf of its insurance company parent. Prior to joining Liberty Energy Holdings, LLC, Mr. Rioux was Vice President of Liberty Energy Corporation, now a subsidiary of Liberty Energy Holdings, LLC, which invests in oil and gas exploration and production, as well as related private equity transactions, on behalf of its insurance company parent. Mr. Rioux holds a B.S. in Finance from Bryant College and an M.B.A from Babson College (F.W. Olin School of Business).

        Robert C. Stone, Jr. has served as a director of the Company since September 2000. Currently, Mr. Stone serves as Senior Vice President/Manager of Energy Lending at Whitney National Bank in New Orleans, Louisiana and has been employed there since 2000. Prior to this position, Mr. Stone was Manager of Energy Technical Services, Energy/Maritime Division at Hibernia National Bank from 1998 to 2000 that included evaluation responsibilities for all syndicated and direct lending E&P segment clients. Mr. Stone has held senior management positions in energy banking for over 20 years, with emphasis on small-cap, public and private producers. His experience includes underwriting and managing senior debt, mezzanine and private equity to the independent sector. He began his banking career as an engineer with First National Bank of Commerce in New Orleans in 1983 after working in various engineering positions with Exxon Company, U.S.A. for seven years. He was also a Founding Governor of the City Energy Club of New Orleans and is involved with many civic organizations in New Orleans where he still resides. Mr. Stone holds both a B.S. and M.S. in Engineering from the University of Houston.

Board of Directors; Independence and Corporate Governance

        On June 3, 2004, the board of directors adopted the Company's Corporate Governance Guidelines, a copy of which is posted on the Company's website at www.betaoil.com. The Corporate Governance Guidelines set forth the Company's policy with respect to qualifications of the members of the board of directors and its audit, compensation, and nominating committees, and director responsibilities. Our Corporate Governance Guidelines also set forth the Company's categorical standards policy regarding director independence, to assist our board of directors in determining director independence under the applicable NASDAQ rules and federal laws. Under the NASDAQ Marketplace Rules and the Company's Corporate Governance Guidelines, the Company is deemed to be a "Controlled Company" within the definition provided in the NASDAQ Marketplace Rules, and therefore, our board of directors is not required to be comprised of a majority of directors who meet the criteria for independence required by the applicable NASDAQ rules and federal law. However, as required under the NASDAQ Marketplace Rules and the Company's Corporate Governance Guidelines, all of the members of our audit committee must be "independent" directors, subject to heightened independence requirements pursuant to the applicable NASDAQ rules and federal law. Our board of directors has determined that each of Messrs. Bridwell, Irish and Stone is an independent director satisfying all the requirements for "independence" set forth in the NASDAQ Marketplace Rules and consistent with the Company's Corporate Governance Guidelines. Messrs. Bridwell, Irish and Stone are the members of our board's audit committee.

Board Meetings and Committees

        Messrs. Robert E. Davis, Jr., David A. Wilkins, Rolf N. Hufnagel and David A. Melman served on the Company's board of directors for fiscal year 2003. Mr. Joe C. Richardson, Jr. resigned as a director near the end of April 2003. During 2003, 18 meetings of the board of directors were held. All directors attended all meetings. The directors also took action by unanimous written consent on two occasions. Prior to the closing of the Petrohawk transaction on May 25, 2004 and for the Company's fiscal year 2003, the board had an executive committee, an audit committee, a compensation committee and a nominating committee. On May 25, 2004, the executive committee of the board was eliminated, and the following committees of the board were reestablished: the audit committee, the compensation committee and the nominating committee. The Company's Corporate Governance Guidelines require the Company's independent directors to hold periodic executive sessions (in accordance with applicable NASDAQ rules).

Executive Committee

        Until May 25, 2004, the board of directors had an executive committee whose purpose was to formulate and implement recommendations, strategies and actions, which were intended to support and protect stockholder value. This committee was comprised of three voting members: Messrs. Robert E. Davis, Jr., Robert C. Stone, Jr. and David A. Wilkins. This committee did not meet during 2003 and was dissolved on May 25, 2004.

Audit Committee

        The board of directors has established an audit committee whose purpose is to oversee our financial reporting and controls and to recommend to the board each year the appointment of an independent auditor. Until June 20, 2003, the audit committee was comprised of two voting members: Mr. Robert C. Stone, Jr., Chairman and Mr. Robert E. Davis, Jr., both independent directors. On June 20, 2003, Mr. David A. Melman, an independent director, was appointed to the audit committee. This committee met on five occasions during 2003. On May 25, 2004, Messrs. Davis and Melman resigned as members of the Company's audit committee, and in addition to Mr. Stone, the following members of our board of directors have been appointed to the audit committee: Messrs. Tucker S. Bridwell and James L. Irish III. Mr. Irish is the current chairman of the audit committee. Our board of directors adopted a new written charter for the audit committee on June 3, 2004. A copy of the audit committee charter is included as Appendix A to this proxy statement and is posted on the Company's website at www.betaoil.com. In accordance with the audit committee's charter, the primary functions of the audit committee are to monitor internal accounting controls and financial reporting practices, review financial statements and related information, select and retain the Company's independent auditors, review and evaluate the performance, services, and fees of the independent auditors, pre-approve all audit and permitted non-audit services to be provided by the independent auditors, monitor the independence of the independent auditors, and produce a report for inclusion in the Company's proxy statement. The Company's independent auditors report directly to the audit committee. Additionally, the audit committee discusses with management the Company's earnings releases, including the use of pro-forma financial information, and the information and earnings guidance provided to analysts and rating agencies. The audit committee also reviews and discusses quarterly reports from independent auditors regarding critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles, and other material written communication between the independent auditors and management.

        The board of directors has determined that each of the current members of the audit committee is independent for purposes of serving on the audit committee under the applicable NASDAQ rules and federal law, and otherwise meets the requirements of the audit committee charter, the applicable NASDAQ rules, and the Corporate Governance Guidelines applicable to audit committee members. The board of directors has also determined that each current member of the audit committee is financially literate under the applicable NASDAQ rules and that Mr. Stone qualifies as an "audit committee financial expert" under such NASDAQ rules and Item 401(a) of Regulation S-K. Mr. Stone is a commercial banking officer with the responsibility of reviewing and analyzing financial statements for private and public oil and gas companies.

Compensation Committee

        Our board of directors established a compensation committee of the board of directors. The compensation committee is responsible for formulating and recommending to the full board of directors the compensation paid to our executive officers, and to produce an annual report for inclusion in our proxy statement. The compensation committee also administers the Company's stock option plans, including the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan, and if approved by our stockholders, will administer the 2004 Non-Employee Director Incentive Plan, hereinafter referred to as the 2004 Non-Employee Director Plan, and the 2004 Employee Incentive Plan, hereinafter referred to as the 2004 Incentive Plan. Until May 25, 2004, the committee consisted of Messrs. Robert C. Stone, Jr. and Robert E. Davis, Jr., and Mr. Rolf N. Hufnagel who replaced Mr. David A. Wilkins in June 2003. In connection with the closing of the Petrohawk transaction on May 25, 2004, Messrs. Stone, Davis and Hufnagel resigned as members of the compensation committee, and were replaced by Messrs. Tucker S. Bridwell and David B. Miller. The current chair of the compensation committee is Mr. Miller. The board of directors has determined that each of the current members of the compensation committee is a "non-employee director" in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an "outside director" in accordance with Section 162(m) of the Internal Revenue Code, as required in the compensation committee charter. Under NASDAQ Marketplace Rules and the Company's Corporate Governance Guidelines, the Company is deemed to be a "Controlled Company" within the definition provided in the NASDAQ Marketplace Rules, and therefore, our compensation committee is not required to be comprised of directors who meet the criteria for independence required by the applicable NASDAQ rules and federal law. However, our board of directors determined that Mr. Tucker S. Bridwell, a member of our compensation committee, is an "independent" director. This committee met three times during 2003. The board of directors adopted a new written charter for the compensation committee on May 25, 2004. A copy of the compensation committee charter is included as Appendix B to this proxy statement and is posted on the Company's website at www.betaoil.com.

Nominating Committee

        Our board of directors established a nominating committee of the board of directors in October of 2002. Until May 25, 2004, the nominating committee consisted of Messrs. Robert C. Stone, Jr. and Robert E. Davis, Jr., and Mr. David A. Melman who replaced Mr. David A. Wilkins in June 2003, and the committee did not have a written charter nor had it developed a policy with regard to the consideration of any director candidates recommended by stockholders or the qualifications the nominees for directors should possess. This committee met one time during 2003. In connection with the closing of the Petrohawk transaction on May 25, 2004, Messrs. D. Martin Phillips and Tucker S. Bridwell were appointed as the new members of the nominating committee, and the board of directors adopted a new written charter for the nominating committee. A copy of the nominating committee charter is included as Appendix C to this proxy statement and is posted on the Company's website at www.betaoil.com. The current chair of the nominating committee is Mr. Phillips. The primary functions of the nominating committee are to recommend candidates to the board of directors as nominees for election at the annual meeting of stockholders or to fill vacancies as they may occur, and to perform an annual performance evaluation of the board of directors. This committee will also review candidates suggested for nomination by the stockholders. With respect to procedures for stockholders to suggest candidates for consideration by the committee for the 2005 annual meeting of stockholders, see "Board of Directors; Corporate Governance Matters—Nomination Process" and "Submission of Stockholder Proposals for the 2005 Annual Meeting of Stockholders" below.

        Under NASDAQ Marketplace Rules and the Company's Corporate Governance Guidelines, the Company is deemed to be a "Controlled Company" within the definition provided in the NASDAQ Marketplace Rules, and therefore, our nominating committee is not required to be comprised of directors who meet the criteria for independence required by the applicable NASDAQ rules and federal law. However, our board of directors has determined that Mr. Tucker S. Bridwell, one of the two members of our nominating committee, is an "independent" director.

Board of Directors; Corporate Governance Matters

Code of Ethics and Code of Conduct

        The board of directors has adopted a code of ethics for its chief executive officer and senior financial officers and a code of conduct for all directors, officers, and employees of the Company. The Company's code of ethics was filed with the Securities and Exchange Commission ("SEC") as an exhibit to the Company's annual report on Form 10-K/A on April 20, 2004, and is available on the SEC's website at www.sec.gov or on the Company's website at www.betaoil.com. Additionally, the Company's code of ethics is attached as Appendix D to this proxy statement. The Company's code of conduct was adopted by our current board of directors on June 7, 2004, and is available on the Company's website at www.betaoil.com. Additionally, the Company's code of conduct is attached as Appendix E to this proxy statement. We are required to promptly disclose any amendments to, or waivers under, the codes with respect to executive officers and directors, in accordance with applicable federal law. The Company will also provide any person, without charge, a copy of the code of ethics and the code of conduct. Requests for a copy of the code of ethics or the code of conduct may be made by writing to the Company at Beta Oil & Gas, Inc., 1100 Louisiana, Suite 4400, Houston, Texas 77002, Attention: Chief Ethics Officer.

Nomination Process

        The nominating committee has been established to review possible candidates for nomination to the board of directors and to recommend candidates for nomination to the board for approval. The committee and the board have adopted the Corporate Governance Guidelines that describe specific traits, abilities, and experience for which the committee and the board look in determining candidates for election to the board. Among the standards and qualifications the committee and the board seek are individuals of high ethical character who share in the values of the Company. They also seek individuals with a variety of experience, including chief executive officers, entrepreneurs, independent business owners, licensed attorneys, and certified public accountants. Additionally, the board is expected to have some members with specialized skills in the oil and gas exploration and development industry, including individuals with strong technical backgrounds. Absent special circumstances, the Company is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that the directors have accumulated during their tenure, while contributing to the board's ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee's membership on the board, whom the committee believes will continue to make important contributions to the board and who consent to stand for reelection, and if reelected, continue their service on the board. The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of directors in the context of perceived needs of the board at any given point in time and will review and update the criteria as deemed necessary. A copy of the Corporate Governance Guidelines can be found on the Company's website at www.betaoil.com.

        The nominating committee considers suggestions from many sources, including management, directors, stockholders, and stockholders with contractual rights to nominate and appoint directors, regarding possible candidates for nomination to the board of directors. Any such suggestion by a stockholder for consideration by the committee for nomination as a candidate to be elected at an upcoming annual meeting of stockholders should be submitted to the nominating committee in writing, c/o Secretary, at 1100 Louisiana, Suite 4400, Houston, Texas, 77002. The information should include the name and address of the stockholder suggesting the individual as they appear on the Company's books, the number and class of shares owned beneficially and of record by the stockholder, the suggested individual's name and address, a description of all arrangements or understandings (if any) between the stockholder and the individual being suggested for the committee's consideration, the information about the individual being suggested that would be required to be included in a proxy statement filed with the Securities and Exchange Commission, and an indication of the individual's willingness to be named as a nominee and to serve as a director of the Company if nominated by the committee and the board. The recommendation must be accompanied by the candidate's written consent to being named in the Company's proxy statement as a nominee for election to the board of directors and to serving as a director, if elected. The recommendation and the director candidate's written consent must be provided to the Company for an annual meeting of stockholders 120 days prior to the date of the last year's annual meeting of stockholders. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. For the deadline for stockholder suggestions of individuals to be considered by the committee for nomination as a candidate to be elected at the 2005 annual meeting of stockholders, see "Submission of Stockholder Proposals for the 2005 Annual Meeting of Stockholders" below. Possible candidates who have been suggested by stockholders are evaluated by the nominating committee in the same manner as are other possible candidates. The committee has not yet retained a third-party search firm to identify candidates at this time, but may do so in the future in its discretion.

        On May 25, 2004, six directors were appointed to the Company's board of directors as contractually provided in the Petrohawk purchase agreement. The committee did not receive any stockholder recommendations for nomination to the Board in connection with this year's annual meeting. The nominating committee has recommended for reelection the following current directors: Messrs. Wilson, Stone, Bridwell, Irish, Miller and Phillips. The nominating committee has also recommended Mr. Daniel Rioux as an additional director for the Company's board. Mr. Daniel Rioux was recommended to the nominating committee as a potential director candidate by Mr. Floyd C. Wilson.

Communications with the Board

        Stockholders may communicate concerns to any specific director, board committee, or to the full board of directors by sending letters addressed to the directors at Beta Oil & Gas, Inc., 1100 Louisiana, Suite 4400, Houston, Texas 77002, Attention: Chief Ethics Officer. Our Chief Ethics Officer will then forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Executive Sessions

        Our Corporate Governance Guidelines provide that the independent directors will hold executive sessions at least twice annually with only independent directors present. The chairman of the audit committee is expected to preside over executive sessions. The Corporate Governance Guidelines also provide that non-employee directors may meet periodically in executive session without management present.

Board Attendance of Stockholder Meetings

        Historically, we have held board meetings at the time of our annual meetings of stockholders and have informally encouraged our directors to attend the annual meeting of stockholders. All of our directors attended our last annual meeting of stockholders which was held on June 20, 2003. However, until the adoption of our Corporate Governance Guidelines on June 3, 2004, we have had no formal policy in this regard. Our Corporate Governance Guidelines provide that our directors are encouraged to attend annual meetings of the Company's stockholders.

Compensation of Directors

        Employee directors receive no additional compensation for service on the board of directors or any committee thereof. Our former board of directors determined that our non-employee directors shall not receive any stated salary for their services, but, by resolution of the board of directors, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the board of directors. Until May 27, 2004, the Company's policy was that all of our directors received actual expense reimbursements, and each of our outside directors received $1,500 in fees per board and committee meeting, including meetings held by teleconference. In 2003, the aggregate of the directors' fees to all outside directors was $141,500.

        On May 27, 2004, our board of directors adopted a new policy for the compensation of our directors. Under the new policy, all of our directors will continue to receive actual expense reimbursements. In addition, our non-employee directors will each receive $20,000 in cash per year (payable on a quarterly basis in the amount of $5,000), with the option to receive each quarterly amount in shares of the Company's common stock instead of in cash, at the trading value of the shares of the Company's common stock on the date of the last day of each calendar quarter. The chairman of our audit committee will receive an additional $5,000 per year (payable on a quarterly basis in the amount of $1,250), with the option to receive each quarterly amount in shares of the Company's common stock instead of in cash, at the trading value of the shares of the Company's common stock on the date of the last day of each calendar quarter. Each member of our audit committee (other than the chairman) will receive an additional $2,500 per year (payable on a quarterly basis in the amount of $625), with the option to receive each quarterly amount in shares of the Company's common stock instead of in cash, at the trading value of the shares of the Company's common stock on the date of the last day of each calendar quarter.

        In addition, pursuant to the terms, and upon approval by Beta's stockholders, of the 2004 Non-Employee Director Plan, each of our non-employee directors is expected to receive a grant of 7,500 restricted shares of the Company's common stock, which are expected to become unrestricted six months after the grant date if the non-employee director is a director of the Company at that time. Under our new policy and pursuant to the terms, and upon approval by Beta's stockholders, of the 2004 Non-Employee Director Plan, each new non-employee director is expected to receive a grant of 7,500 shares of the Company's common stock within sixty days of the date such director begins his service on our board of directors, with the same provisions relating to the schedule of the lifting of their restrictions. In addition, under this policy, additional grants of 5,000 restricted shares of the Company's common stock, with the same schedule for the lifting of the restrictions, are expected to be made to each non-employee director on each anniversary of his or her service as a director of the Company. The number of shares granted to each new non-employee director and upon each non-employee director's anniversary date may be adjusted from time to time, as determined by our board of directors.

        Prior to May 27, 2004, our policy with respect to non-employee director options was as follows: Prior to July 1, 2003, non-employee directors received options to purchase 50,000 shares of our common stock for their initial year of service and 25,000 shares each year thereafter, if re-elected, on their anniversary dates, provided that options granted to each of these directors could not cover more than 100,000 shares in the aggregate. This policy was changed so that effective July 1, 2003, directors would receive only annual option grants covering 10,000 shares on the date of the annual meeting but with no cap on the number of shares which may be covered by these options. Prior to July 1, 2003, the option granted to the chairman of the board of directors each year covered an additional 25,000 shares, but effective July 1, 2003, this was reduced to 15,000 additional shares each year. Prior to July 1, 2003, the chairman of the audit committee received an additional 25,000 shares covered by his option each year but this was reduced to 15,000 shares effective July 1, 2003. The exercise price of these options is equal to 110% of the fair market value of the common stock on the date of grant. In addition,

Robert E. Davis, Jr. was granted options to purchase 14,583 shares of our common stock on April 22, 2003. In April 2003, an option to purchase 50,000 shares of our common stock, with an exercise price of $1.00 per share, was issued to Mr. Stone for past and present services provided as chairman of our audit committee for the service period of 2001-2003. Additionally, Mr. Stone returned fully vested options covering 50,000 shares with an exercise price of $10.00 per share and 25,000 shares with an exercise price of $5.22 per share. In exchange for the returned options, Mr. Stone received three stock options covering a total of 75,000 shares of common stock which were granted in 25,000 share increments on June 30, 2003, September 30, 2003 and December 31, 2003 at exercise prices equal to or greater than 110% of the closing price of the common stock on The NASDAQ Stock Market, or $1.00 per share, whichever was greater on the respective dates of grant. The options vested immediately on the grant dates and have a ten-year life. The exercise prices of the grants ranged from $1.46 to $2.17 per share. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices provided in this paragraph do not reflect the adjustment for the one-for-two reverse stock split effective May 26, 2004.

        Beta maintains director and officer liability insurance.

STOCK OWNERSHIP

        The following table reflects, as of May 26, 2004, the beneficial ownership of our common stock and preferred stock by (i) all persons, or groups of affiliated persons, known by us to be beneficial owners of more than 5% of each class of stock; (ii) each of our directors or nominees for directors; (iv) each of our executive officers; and (v) all of our executive officers and directors as a group, and provides the percentage of outstanding shares of stock of each class held.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)	Shares of Preferred Stock Beneficially Owned(1)	Percent of Class(2)
Floyd C. Wilson 1100 Louisiana, Suite 4400 Houston, Texas 77002	12,575,757	(9)	66.89%	0	*
Stephen W. Herod 1100 Louisiana, Suite 4400 Houston, Texas 77002	0		*	0	*
Shane M. Bayless 1100 Louisiana, Suite 4400 Houston, Texas 77002	0		*	0	*
Richard K. Stoneburner 1100 Louisiana, Suite 4400 Houston, Texas 77002	0		*	0	*
David B. Miller c/o EnCap Investments L.P. 3811 Turtle Creek Blvd., Suite 1080 Dallas, Texas 75219	12,590,757	(5)(7)(8)	66.95%	0	*
D. Martin Phillips c/o EnCap Investments L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*

Larry L. Helm 1320 N. State Parkway, #6D Chicago, Illinois 60610	0	(13)	*	0	*
Daniel Rioux 175 Berkeley Street Boston, MA 02116	7,500	(10)(14)	*	0	*
Tucker S. Bridwell 400 Pine St., Suite 1000 Abilene, Texas 79601	7,500	(10)	*	0	*
James L. Irish III 1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201	7,500	(10)	*	0	*
Robert C. Stone, Jr. 49 Allard Boulevard New Orleans, Louisiana 70119	97,500	(3)(10)	*	0	*
Petrohawk Energy, LLC 1100 Louisiana, Suite 4400 Houston, Texas 77002	12,575,757	(4)	66.89%	0	*
EnCap Energy Capital Fund IV, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(8)(10)	66.95%	0	*
EnCap Energy Capital Fund IV-B, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,575,757	(6)(7)(8)	66.89%	0	*
EnCap Equity Fund IV GP, L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*
EnCap Investments L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*
EnCap Investments GP, L.L.C. 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*
RNBD GP LLC 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*
Gary R. Petersen 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%	0	*

Robert L. Zorich 1100 Louisiana, Suite 3150 Houston, Texas 77002	12,590,757	(5)(7)(8)	66.95%		0	*
FCW, LLC 1100 Louisiana, Suite 4400 Houston, Texas 77002	12,575,757	(9)	66.89%		0	*
Trafelet & Company, LLC Remy W. Trafelet 900 Third Avenue 5th Floor New York, NY 10022	626,600	(12)	4.54	%(12)	0	*
All officers and directors as a group	12,710,757	(11)	67.30%		0	*

*
Represents less than 1% of that class of stock outstanding.

(1)
Unless otherwise indicated, all shares of stock are held directly with sole voting and investment power. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person. The total number includes shares issued and outstanding as of May 26, 2004, plus shares which the owner shown above has the right to acquire within 60 days after May 26, 2004. The total number also includes, where applicable, restricted shares of common stock expected to be granted to each non-employee director under the 2004 Non-Employee Director Plan within 60 days after May 26, 2004, upon stockholder approval of the plan. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

(2)
For purposes of calculating the percent of the class outstanding held by each owner shown above with a right to acquire additional shares, the total number of shares excludes (1) the shares which all other persons have the right to acquire within 60 days after May 26, 2004, pursuant to the exercise of outstanding stock options and warrants and (2) the restricted shares of common stock expected to be granted to all other non-employee directors under the 2004 Non-Employee Director Plan, upon stockholder approval of the plan.

(3)
Includes 87,500 shares of common stock underlying stock options.

(4)
Includes 7,575,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof.

(5)
Represents 7,575,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof owned by Petrohawk and an aggregate of 15,000 shares expected to be granted as compensation to David B. Miller and D. Martin Phillips under the 2004 Non-Employee Director Plan, and expected to be assigned to EnCap Energy Capital Fund IV, L.P. after the grant.

(6)
Represents shares owned by Petrohawk.

(7)
These entities or persons may be deemed to share voting and dispositive control over the shares of common stock owned by Petrohawk and, except with respect to EnCap Energy Capital Fund

  IV-B, L.P., the shares owned by EnCap Energy Capital Fund IV, L.P. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of Petrohawk, have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability company agreement. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. are controlled indirectly by David B. Miller, Gary R. Petersen, D. Martin Phillips and Robert L. Zorich. In addition, Mr. Miller and Mr. Phillips are members of Petrohawk's board of directors. Messrs. Miller, Petersen, Phillips and Zorich are members of RNBD GP LLC which in turn has management control, directly or indirectly, over the other EnCap entities listed on this beneficial ownership table, including EnCap Investments GP, L.L.C., EnCap Investments L.P., EnCap Equity Fund IV GP, L.P., EnCap Energy Capital Fund IV-B, L.P., and EnCap Energy Capital Fund IV, L.P. EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., and RNBD GP LLC have management control, directly or indirectly, over EnCap Energy Capital Fund IV, L.P., and EnCap Energy Capital Fund IV-B, L.P.

(8)
Each of EnCap Energy Capital Fund IV, L.P., EnCap Energy Capital Fund IV-B, L.P., EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., RNBD GP LLC, David B. Miller, Gary R. Petersen, D. Martin Phillips, and Robert L. Zorich disclaim beneficial ownership of the reported securities in excess of such entity's or person's respective pecuniary interest in the securities.

(9)
Represents shares owned by Petrohawk. Floyd C. Wilson may be deemed to share the voting and dispositive control over the shares of common stock owned by Petrohawk. FCW, LLC, a member of Petrohawk, has the contractual right to nominate one of the members of the board of directors of Petrohawk pursuant to Petrohawk's governing documents and has nominated Floyd C. Wilson, the majority member of FCW, LLC. There are five directors on the board of directors of Petrohawk. Floyd C. Wilson disclaims beneficial ownership of the reported securities in excess of his pecuniary interest in the securities.

(10)
Includes 7,500 shares expected to be granted to each non-employee director as compensation for his service on the board of directors under the 2004 Non-Employee Director Plan, upon stockholder approval of the plan.

(11)
Includes 7,623,257 shares of common stock, 5,000,000 shares of common stock underlying stock purchase warrants and options to purchase 87,500 shares underlying stock options.

(12)
Information obtained from a Schedule 13G filed by Trafelet & Company, LLC and Remy W. Trafelet with the Securities and Exchange Commission on May 26, 2004. This Schedule 13G provides that the percentage of the class of common stock of the Company that Trafelet & Company, LLC and Remy W. Trafelet own is 5.04%.

(13)
Mr. Helm is currently a director of the Company but has not been nominated by our nominating committee or our board for reelection at the 2004 annual stockholders meeting because Mr. Helm is expected to become an executive officer of the Company.

(14)
Mr. Rioux is one of the five directors on the board of directors of Petrohawk Energy, LLC. Kellen Holdings, LLC, an affiliate of Liberty Energy Holdings, LLC and one of the members of Petrohawk, has the right to nominate one director to Petrohawk's board of directors. Mr. Rioux is expected to assign the 7,500 shares expected to be granted to him as compensation for his service on our board of directors to Kellen Holdings, LLC.

MANAGEMENT

        The following table sets forth the names and ages of our executive officers, the length of their service as officers and the positions in Beta held by them.

Executive Officers	Since	Age	Position
Floyd C. Wilson	May 2004	57	Chairman of the Board, President and Chief Executive Officer
Stephen W. Herod	May 2004	45	Vice President—Corporate Development
Shane M. Bayless	May 2004	37	Vice President—Chief Financial Officer and Treasurer
Richard K. Stoneburner	May 2004	50	Vice President—Exploration

Executive Officers

        Our executive officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified. The following information is provided about our current executive officers:

        Floyd C. Wilson was appointed as the Chairman of the Board, President and Chief Executive Officer of the Company on May 25, 2004. He is an owner, President and Chief Executive Officer of Petrohawk which he founded in June 2003. Mr. Wilson was the Chairman and Chief Executive Officer of 3TEC Energy Corporation from August 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Wilson founded W/E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. in 1998 and served as its President until August 1999. Mr. Wilson began his career in the energy business in Houston in 1970 as a completion engineer. He moved to Wichita in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/E. Mr. Wilson founded Hugoton Energy Corporation in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.

        Stephen W. Herod was appointed as Vice President—Corporate Development of the Company on May 25, 2004. He was employed by Petrohawk Energy, LLC from its formation in June 2003 until May 2004. He served as Executive Vice President—Corporate Development for 3TEC Energy Corporation from December 1999 until its merger with Plains Exploration & Production Company in June 2003 and as Assistant Secretary from May 2001 until June 2003. Mr. Herod served as a director of 3TEC from July 1997 until January 2002. Mr. Herod served as the Treasurer of 3TEC from 1999 until 2001. From July 1997 to December 1999, Mr. Herod was Vice President—Corporate Development of 3TEC. Mr. Herod served as President and a director of Shore Oil Company from April 1992 until the merger of Shore with 3TEC's predecessor in June 1997. He joined Shore's predecessor as Controller in February 1991. Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

        Shane M. Bayless was appointed as Vice President—Chief Financial Officer and Treasurer of the Company on May 25, 2004. He was employed by Petrohawk Energy, LLC from its formation in June 2003 until May 2004. He was Vice President and Controller of 3TEC from July 2000 until 3TEC's merger with Plains Exploration & Production Company in June 2003. Mr. Bayless served as the Treasurer of 3TEC from March 2001 until June 2003. Prior to joining 3TEC, Mr. Bayless was employed by Encore Acquisition Company as Vice President and Controller from 1998 to 2000. Mr. Bayless worked as the Controller from 1996 to 1998 and as the Accounting Manager from 1993 to 1996 at Hugoton. From 1990 to 1993, Mr. Bayless was an Audit Senior with Ernst & Young LLP. He is a Certified Public Accountant.

        Richard K. Stoneburner was appointed as Vice President—Exploration of the Company on May 25, 2004. He was employed by Petrohawk Energy, LLC from its formation in June 2003 until May 2004. He joined 3TEC in August 1999 and was its Vice President—Exploration from December 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Stoneburner was employed by W/E Energy Company as District Geologist from 1998 to 1999. Prior to joining 3TEC, Mr. Stoneburner worked as a geologist for Texas Oil & Gas, The Reach Group, Weber Energy Corporation, Hugoton and, independently through his own company, Stoneburner Exploration, Inc. Mr. Stoneburner has over 25 years of experience in the energy business.

Executive Compensation

Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of David A. Wilkins, our former Chief Executive Officer, who resigned from his position on May 25, 2004, and Joseph L. Burnett, our former Chief Financial Officer and Secretary, who resigned from his position on May 25, 2004, for services in all capacities to us during the fiscal years ended December 31, 2003, 2002 and 2001. Mr. Wilkins joined Beta on October 21, 2002. None of our other executive officers had an annual salary and bonus in excess of $100,000 paid by us during any such year. No information is given as to any person for any fiscal year during which such person was not an executive officer. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices used in the following table or the footnotes thereto do not reflect any adjustment for the one-for-two reverse stock split effective May 26, 2004.

Name and Principal Position	Year	Salary		Bonus		Securities Underlying Options		All Other Compensation			Matching Contributions to Simple IRA Retirement Plan
David A. Wilkins(1) Chief Executive Officer, President and Director	2003 2002	$ $	160,000 32,205	$ $	400,000 50,000	100,000 500,000	(2) (3)	$ $	4,054 1,062	(4) (4)	$ $	8,000 966
Joseph L. Burnett Chief Financial Officer and Secretary	2003 2002 2001	$ $ $	125,000 95,000 95,000		$10,417 — —	100,000 — 25,000	(5) (6)	$ $ $	4,619 3,044 2,708	(4) (4) (4)	$ $ $	4,060 2,850 2,850

(1)
Effective October 21, 2002, Mr. Wilkins was appointed as our President and Chief Executive Officer and joined our board of directors. Mr. Wilkins' compensation included for the Company's fiscal year 2003 an annual base salary of $160,000.

(2)
100,000 shares of common stock underlying stock options were granted on December 31, 2003 at an exercise price of $1.90 per share and expire on December 31, 2013.

(3)
As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, he was granted an option to purchase 500,000 shares of our common stock at an exercise price of $1.30 per share.

(4)
Represents compensation for use of company-owned or leased vehicle.

(5)
100,000 shares of common stock underlying stock options were granted on April 22, 2003 at an exercise price of $1.00 per share and expire on April 22, 2009. These options were issued under our Amended 1999 Incentive and Nonstatutory Stock Option Plan.

(6)
25,000 shares of common stock underlying stock options were granted on December 24, 2001 at an exercise price of $4.00 per share and expire on December 24, 2006. These options were issued under our Amended 1999 Incentive and Nonstatutory Stock Option Plan.

        On May 25, 2004, Messrs. Floyd C. Wilson, our current President and Chief Executive Officer, Stephen W. Herod, our current Vice President—Corporate Development, Shane M. Bayless, our current Vice President—Chief Financial Officer and Treasurer, and Richard K. Stoneburner, our current Vice President—Exploration were appointed as executive officers of the Company. It is currently anticipated that Messrs. Wilson, Herod, Bayless and Stoneburner will have employment agreements with the Company which are expected to be recommended to the board of directors by the compensation committee and approved by the full board.

Stock Options

        We use stock options as part of the overall compensation of directors, officers and employees. In the following table, we show certain information with respect to stock options granted in 2003 to the named executive officers. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices used in the following table or the footnotes thereto do not reflect any adjustment for the one-for-two reverse stock split effective May 26, 2004.

Option Grants in 2003

			Percent of total options granted to employees in 2003(1)			Potential realizable value at assumed annual rates of stock price appreciation for option term
	Number of securities underlying Options			Exercise or base price ($/Sh)
Name					Expiration date
						0% ($)	5% ($)(2)	10% ($)(2)
David A. Wilkins	100,000	(3)	25%	$1.90	12/31/2013	$7,000	$119,491	$302,803
Joseph L. Burnett	100,000	(4)	25%	$1.00	04/22/2009	—	$34,010	$77,160

(1)
Based on a total of 405,500 shares underlying options granted to certain employees during the fiscal year 2003.

(2)
Caution is recommended in interpreting the financial significance of these figures. The figures are calculated by multiplying the number of options granted times the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the SEC. These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

(3)
All options were granted on December 31, 2003 at an exercise price equal to the fair market value of the common stock on the preceding day to date of grant. The closing price of the stock on the date of grant was $1.97 per share. The options have a term of ten years and vest over a three-year period from the date of grant with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to the stockholder approval of Proposal 6, the option agreements with Mr. Wilkins will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier. Petrohawk, which currently holds 54% of the voting power of all the outstanding shares of the Company, has indicated that it intends to vote all of its shares for the approval of Proposal 6, in accordance with the Securities Purchase Agreement by and between Beta and Petrohawk, dated December 12, 2004. This ensures the approval of Proposal 6. See "Proposal 6—Amendment of Stock Option Agreements."

(4)
All options were granted on April 22, 2003 at an exercise price equal to the greater of fair market value of the common stock on that date or $1.00. The options have a term of six years and vest over a three-year period from the date of grant with one-third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to stockholder approval of Proposal 6, the option agreements with Mr. Burnett will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier. Petrohawk, which currently holds 54% of the voting power of all the outstanding shares of the Company, has indicated that it intends to vote all of its shares for the approval of Proposal 6, in accordance with the Securities Purchase Agreement by and between Beta and Petrohawk, dated December 12, 2004. This ensures the approval of Proposal 6. See "Proposal 6—Amendment of Stock Option Agreements."

        The following table shows certain information with respect to stock options exercised in 2003 by Mr. Wilkins and Mr. Burnett and the value of their unexercised stock options at December 31, 2003. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices used or assumed in the following table or the footnotes thereto do not reflect any adjustment for the one-for-two reverse stock split effective May 26, 2004.

Aggregated Option Exercises in 2003 and Fiscal Year End Option Values

Name	Shares acquired on exercise	Value Realized	Number of securities underlying unexercised options at fiscal year end Exercisable/Unexercisable	Value of unexercised in-the-money options at the fiscal year end ($)(1) Exercisable/Unexercisable
David A. Wilkins(2)	None	None	166,667/433,333	$111,667/$230,333
Joseph L. Burnett(3)	None	None	155,000/100,000	$0/$97,000

(1)
The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year end, based on the last sale price of our common stock ($1.97 per share), less the exercise price.

(2)
As more fully described in the Summary Compensation Table and in the table under "Option Grants in 2003", Mr. Wilkins was granted options covering 100,000 shares of common stock during 2003. In 2002, he was granted options covering 500,000 shares of common stock as discussed below under "Employment Agreements, Termination of Employment and Change of Control Agreements."

(3)
Mr. Burnett was granted options covering 100,000 shares of common stock during 2003. In 2001, he was granted options covering 25,000 shares of common stock and in 2000, he was granted options covering 30,000 shares of common stock. He was granted 100,000 common stock purchase warrants in 2000 as an inducement to accept employment with us.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices, and the number of securities remaining available for future issuance under equity compensation plans used in the following table do not reflect any adjustments for the one-for-two reverse stock split effective May 26, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	889,083	$3.18	545,917
Equity compensation plans not approved by security holders	—	—	—
Total	889,083	$3.18	545,917

Employment Agreements, Termination of Employment and Change of Control Arrangements

        In connection with the closing of the Petrohawk transaction on May 25, 2004, Messrs. Wilkins and Burnett resigned as our President and Chief Executive Officer, and as our Chief Financial Officer and Secretary, respectively. Effective May 25, 2004, Mr. Floyd C. Wilson was appointed as our Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Stephen W. Herod was appointed as our Vice President—Corporate Development; Mr. Shane M. Bayless was appointed as our Vice President—Chief Financial Officer and Treasurer; and Mr. Richard K. Stoneburner, was appointed as our Vice President—Exploration. It is currently anticipated that Messrs. Wilson, Herod, Bayless and Stoneburner will enter into employment agreements with the Company which are expected to be recommended to the board of directors by the compensation committee and approved by the full board.

        Effective October 21, 2002, Mr. Wilkins was appointed as our President and Chief Executive Officer and joined our board of directors, and continued his service with the Company until his resignation on May 25, 2004. Mr. Wilkins' compensation included in fiscal year 2003 and until his resignation an annual base salary of $160,000 and eligibility for 2003 incentive compensation equal to, and not less than, $64,000, which was equal to 40% of his annual salary. In consideration for the forfeiture of his incentive common stock options (vested and unvested) with his former employer, he received a $50,000 bonus paid upon his commencement of employment and a $250,000 bonus paid on January 2, 2003, a $150,000 bonus paid on July 1, 2003, and a $150,000 bonus payable on January 2, 2004. Upon commencement of his employment, Mr. Wilkins was granted options to purchase 500,000 shares of our stock at an exercise price of $1.30 per share, and on December 31, 2003 was granted an option to purchase 100,000 shares at a price equal to $1.90 per share, our common stock closing price on NASDAQ for the preceding day. These options have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to stockholder approval of Proposal 6, the option agreements with Mr. Wilkins will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier. Petrohawk, which currently holds 54% of the voting power of all the outstanding shares of the Company, has indicated that it intends to vote all of its shares for the approval of Proposal 6, in accordance with the Petrohawk purchase agreement. This ensures the approval of Proposal 6. See "Proposal 6—Amendment of Stock Option Agreements." The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices provided in this paragraph do not reflect the adjustment for the one-for-two reverse stock split effective on May 26, 2004.

        Joseph L. Burnett, who served as our Chief Financial Officer and Secretary until his resignation on May 25, 2004, has options and warrants to purchase 255,000 shares of our stock. Mr. Burnett was issued 100,000 common stock warrants in 2000 as an inducement for his employment with us. These warrants are currently exercisable at a price of $8.38 per share and expire May 31, 2005. Also in 2000, Mr. Burnett was granted options to purchase 30,000 shares of our stock at an exercise price of $7.70. These options have a term of five years and vested upon grant. In 2001, Mr. Burnett was granted options to purchase 25,000 shares of our stock at an exercise price of $4.00. These options also have a term of five years and vested upon grant. In 2003, Mr. Burnett was granted options to purchase 100,000 shares of our stock at an exercise price of $1.00. These options have a term of six years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. Subject to stockholder approval, the option agreements with Mr. Burnett will be amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the Petrohawk transaction or until they would have otherwise expired absent termination of employment, whichever is earlier. Petrohawk, which currently holds 54% of the voting power of all the outstanding shares of the Company, has indicated that it intends to vote all of its shares for the approval of Proposal 6, in accordance with the Petrohawk purchase agreement. This ensures the approval of Proposal 6. See "Proposal 6—Amendment of Stock Option Agreements." The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices provided in this paragraph do not reflect the adjustment for the one-for-two reverse stock split effective on May 26, 2004.

Compensation Committee Report on Executive Compensation

        During 2003, the members of the compensation committee were Messrs. Robert C. Stone, Jr., Robert E. Davis, Jr., outside directors of Beta, and from October 21, 2002 until June 20, 2003, Mr. David A. Wilkins, President and Chief Executive Officer. On June 20, 2003, Mr. Rolf N. Hufnagel replaced Mr. Wilkins, and as of that date, the compensation committee consisted of all outside directors until May 25, 2004, when all directors of Beta, other than Mr. Stone, resigned from their membership on the board of directors in connection with the closing of the Petrohawk transaction. The compensation committee is currently comprised of Messrs. Tucker S. Bridwell and David B. Miller.

Report of the Compensation Committee

        The report of the compensation committee of the Company set forth below was prepared and adopted by the Company's compensation committee prior to the closing of the Petrohawk transaction on May 25, 2004. Therefore, the members of the Company's compensation committee who prepared this report have all resigned from our board on May 25, 2004, with the exception of Mr. Robert C. Stone, Jr. who remains a member of our board but who no longer serves as a member of our compensation committee.

        "As the compensation committee of the board of directors, we are responsible for formulating and recommending to the full board of directors the compensation paid to Beta's executive officers, including Mr. Wilkins, the President and Chief Executive Officer. We generally review executive compensation on an annual basis. In reviewing the overall compensation of our executive officers, we consider the following components of executive compensation:

  •
  base salaries;

  •
  stock option grants;

  •
  cash bonuses;

  •
  insurance plans; and

  •
  contributions by Beta to the retirement plan.

        In establishing the compensation paid to our executives, we emphasize providing compensation that will

  •
  motivate and retain the executives and reward performance,

  •
  encourage the long term success of Beta, and

  •
  encourage the application of prudent decision making processes in an industry marked by volatility and high risk.

        Historically, we have evaluated compensation paid to our executive officers based upon the following factors:

  •
  the growth in Beta's oil and gas reserves;

  •
  the market value of Beta's common stock;

  •
  cash flow;

  •
  the extent to which the executive officers have been successful in finding and creating opportunities for Beta to participate in drilling or acquisition ventures having quality prospects;

  •
  the ability of our executives to formulate and maintain sound budgets for drilling ventures and other business activities;

  •
  the overall financial condition of Beta;

  •
  the extent to which proposed business plans are met; and

  •
  by comparing the compensation packages of our executive officers with the compensation packages of executive officers of other companies similar to Beta.

        We do not assign relative weights or rankings to these factors. Instead, we make subjective determinations based upon a consideration of all of these factors.

        In establishing base salaries for the executive officers, we have not relied on independent consultants to analyze or prepare formal surveys for us. However, we do make informal comparisons of our executives' compensation with the compensation paid to executives of other publicly and privately held companies similar to Beta. We also rely on our general knowledge and experience in the oil and gas industry, focusing on a subjective analysis of each of our executives' contributions to Beta's overall performance. In addition, we take into account the fact that we do not provide significant perquisites to our executive officers. While specific performance levels or "benchmarks" are not used to establish salaries or grant stock options, we do take into account historic comparisons of Beta's performance. With respect to awards of stock options, we attempt to provide the executives with an incentive compensation vehicle that could result in future additional compensation to the executives, but only if the value of our common stock increases for all stockholders. All stock options are granted with exercise prices equal to or greater than the fair market value of the common stock on the date of grant. When awarding stock options, we consider the number of options granted on prior occasions and the length of time between option grants.

        As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, Mr. Wilkins was granted an option to purchase 500,000 shares of Beta's stock at an exercise price of $1.30 per share. We also granted Mr. Wilkins an option to purchase 100,000 shares on December 31, 2003 at an exercise price of $1.90 per share. All of these options have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. We also awarded a $50,000 cash signing bonus to Mr. Wilkins in October 2002 with additional deferred signing bonuses of $250,000 on January 2, 2003, $150,000 on July 1, 2003 and $150,000 on January 2, 2004.

        In reviewing the overall compensation offered to Mr. Wilkins for his employment with Beta, we considered Beta's overall financial condition as well as the individual contributions made by Mr. Wilkins. We feel that the stock option awards to our executive officers, including Mr. Wilkins, act as a catalyst to advancing the financial interests of stockholders along with those of management. It is our conclusion that the amount and types of compensation currently being paid to our executive officers are sufficient to motivate them and encourage their efforts to increase the value of Beta for all stockholders.

        Provisions of the Internal Revenue Code that restrict the deductibility of certain compensation over one million dollars per year has not been a factor in our considerations or recommendations.

        On October 15, 2003, the compensation committee approved and recommended to our board of directors a severance arrangement for all of our employees in connection with the consummation of the Petrohawk transaction. Under this arrangement, all outstanding stock options will vest in full and the options will continue to be exercisable for a period of five years from the date of closing or until they would have otherwise expired absent termination of employment, whichever is earlier, even if the employment of the option holder is terminated. Under the current option provisions, only a portion of the options are currently exercisable (which amounts increase over time with Beta) and would terminate at the end of 90 days following termination of the employment of the option holder. In addition to the amendment of the employee stock options, each employee will receive a severance payment equal to a stated multiple of his or her monthly salary. Mr. Wilkins and Joseph L. Burnett, our Chief Financial Officer hold options covering 600,000 shares and 155,000 shares respectively, and will receive severance payments of $160,000 and $125,000 respectively, which equal one year's salary.

Respectfully Submitted,
Robert C. Stone, Jr.
Robert E. Davis, Jr.
Rolf N. Hufnagel"

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        From October 21, 2002, when David A. Wilkins was appointed as a director and President and Chief Executive Officer, until June 20, 2003, he was a member of the compensation committee and participated in deliberations concerning executive officer compensation, including his own. On June 20, Rolf N. Hufnagel, an outside director of Beta, replaced Mr. Wilkins on the compensation committee. The other members of the committee during 2002 and 2003, Robert C. Stone, Jr. and Robert E. Davis, Jr., were outside directors of Beta.

        Directors Robert E. Davis, Jr. and Rolf N. Hufnagel, who have each resigned from our board on May 25, 2004, have overriding royalty interests in certain of our oil and gas properties. See "Certain Relationships and Related Transactions" below.

Common Stock Performance Graph

        The following common stock performance graph shows the performance of Beta's stock up to December 31, 2003. As required by applicable rules of the SEC, the performance graph shown below was prepared based on the following assumptions:

  1.
  A $100 investment was made in our common stock and each index on 7/9/99.

  2.
  The indices are weighted daily, using the market capitalization on the previous trading day.

  3.
  If the quarterly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

  4.
  All dividends are reinvested on the ex-dividend date.

        The indices in the performance graph compare the annual cumulative total stockholder return on our common stock with the cumulative total return of The NASDAQ Stock Market (U.S.) Index and a peer group index comprised of five U.S. companies engaged in crude oil and natural gas operations whose stocks were traded on NASDAQ during the period from July 9, 1999 through December 31, 2003. July 9, 1999 is the date on which we commenced trading on NASDAQ. The companies that comprise the peer group are Brigham Exploration Co. (BEXP), Carrizo Oil & Co., Inc. (CRZO), Cheniere Energy, Inc. (CXY), Edge Petroleum Corp. (EPEX) and Parallel Petroleum Corp. (PLLL). The following information has been provided by Research Data Group.

Total Return Analysis	7/9/99	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	12/02	12/03
Beta	100.00	106.25	123.97	164.58	181.25	154.17	124.73	117.18	133.33	82.50	81.17	14.33	32.83
NASDAQ	100.00	98.42	145.46	163.30	141.99	130.66	87.49	65.31	76.98	53.40	69.42	47.99	99.61
Peer Group	100.00	102.04	65.25	84.10	107.32	181.88	175.26	160.19	131.50	99.52	103.89	113.84	247.69

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and holders of 10% or more of any class of our stock to report to the SEC, by a specified date, initial reports of ownership and reports of changes in ownership of our stock and other equity securities. We believe that during the fiscal year ended December 31, 2003, our directors and executive officers complied with all these filing requirements, based solely on a review of copies of reports filed under Section 16(a) furnished to us and on the written representations of our directors and executive officers except for one delinquent Form 4 filing by Rolf N. Hufnagel pertaining to one transaction for a stock option grant and one delinquent Form 4 filing by David A. Melman pertaining to one transaction for a stock option grant.

Certain Relationships and Related Transactions

        In the Company's fiscal year 2003, former director Robert E. Davis, Jr. had overriding royalty interests in certain of our oil and gas properties that were acquired from Red River Energy, LLC in September 2000. Mr. Davis, former Executive Vice President and Chief Financial Officer of Red River, received the overriding royalty interests as part of his compensation while employed at Red River. Davis received approximately $49,800 in royalty income from Beta properties during 2003.

        In the Company's fiscal year 2003, former director Rolf N. Hufnagel and his wife had overriding royalty interests in certain of our oil and gas properties that were acquired from Red River in September 2000. Mr. Hufnagel received the overriding royalty interests as part of his compensation while employed at Red River. Mr. Hufnagel and his wife, collectively, received approximately $136,300 in royalty income from Beta properties during 2003.

        Messrs. Davis and Hufnagel resigned as members of our board of directors as of May 25, 2004.

        Mr. James L. Irish III, an independent member of our board, is of counsel to Thompson & Knight, LLP, which the Company has engaged for the purpose of obtaining legal advice.

        On May 27, 2004, our board of directors formed a special committee and appointed Mr. Robert C. Stone, Jr. as the sole disinterested director to serve on the special committee to evaluate the potential purchase by the Company of the oil and gas properties of Petrohawk Energy, LLC. The special committee was given the authority to determine, direct and conduct the process to be undertaken by the Company with respect to the evaluation of the potential purchase by the Company of Petrohawk's oil and gas properties. The special committee also has the authority to appoint independent legal counsel, independent appraisers, financial advisors and engineering consultants in connection with this evaluation, and to negotiate any proposed terms and conditions of the potential purchase. The special committee was also given the authority to reject any proposals for the potential purchase by the Company of Petrohawk's oil and gas properties if the committee deems such purchase not to be in the best interests of the Company.

        Messrs. Miller, Phillips, Helm, Bridwell, Irish and Wilson, six of the seven current directors of the Company, may be deemed to be interested in the potential purchase by the Company of Petrohawk's oil and gas properties. Mr. Wilson, Chairman of the Board, President and Chief Executive Officer of the Company is also an owner and President and Chief Executive Officer of Petrohawk. In addition, FCW, LLC, a member of Petrohawk, has the contractual right to nominate one of the five members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability agreement and has nominated Mr. Wilson, the majority member of FCW, LLC. FCW, LLC has made an approximately 10% capital contribution to Petrohawk. Messrs. David B. Miller and D. Martin Phillips, both directors of the Company, are also directors of Petrohawk. In addition, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which are members of Petrohawk, have the contractual right to nominate a majority of the members of the board of directors of Petrohawk pursuant to Petrohawk's limited liability company agreement. These EnCap entities have nominated Messrs. Miller and Phillips, along with a third nominee, to the board of Petrohawk. Messrs. Miller and Phillips control, indirectly, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which have collectively made an approximately 64% capital contribution to Petrohawk. Each of Messrs. Helm, Bridwell and Irish has made less than a 0.2% capital contribution each to Petrohawk, but does not hold any directorship or office in Petrohawk and is not otherwise affiliated with Petrohawk. Mr. Rioux, a nominee for director, is also a director of Petrohawk. In addition, Kellen Holdings, LLC, a member of Petrohawk which made an approximately 19% capital contribution to Petrohawk, is an affiliate of Liberty Energy Holdings, LLC of which Mr. Rioux is Vice President and Treasurer.

PROPOSAL 2—CHANGE OF THE COMPANY'S NAME

        Our board of directors has unanimously approved a change of our name to "Petrohawk Energy Corporation". The reason for the name change is to reflect the purchase by Petrohawk Energy, LLC of a controlling interest in the Company. The name change is expected to occur simultaneously with the reincorporation of the Company in Delaware, if Proposal 3 below is approved. As described below, in order to implement the Company's reincorporation in Delaware, the Company will merge into a wholly owned Delaware subsidiary, to be incorporated and named Petrohawk Energy Corporation. However, if this Proposal 2 is approved, the Company, at its sole option, may implement the change of the Company's name (1) by filing a Certificate of Amendment with the Secretary of State of Nevada amending the Company's Articles of Incorporation to change the Company's name prior to the implementation of Proposal 3, whether or not approved, or (2) simultaneously with the implementation of the reincorporation of the Company set forth in Proposal 3 by merging the Company into a to be formed wholly owned subsidiary, Petrohawk Energy Corporation.

        If this proposal is approved and the name of the Company is changed, the Company will need to provide a letter to NASDAQ which is required to include, among other things, the new name of the Company, the new CUSIP number for the shares of common stock of the Company, and the new NASDAQ symbol for the Company. Upon the name change, the NASDAQ symbol of the Company is expected to become "HAWK". In addition, among other documentation, the Company is required to send to NASDAQ a notification form relating to the change in the Company's name, sign a new NASDAQ National Market Listing Agreement, and pay a $2,500 fee for the name change. Although the Company confirmed with NASDAQ verbally that there are no other NASDAQ requirements in connection with the name change and does not expect that NASDAQ will impose any other requirements, there can be no assurance that NASDAQ will not require any other information or conduct a review in connection with the name change.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of changing the Company's name to "Petrohawk Energy Corporation".

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO CHANGE THE COMPANY'S NAME TO "PETROHAWK ENERGY CORPORATION".

PROPOSAL 3—REINCORPORATION OF THE COMPANY IN DELAWARE

General

        Our board of directors has unanimously approved the reincorporation of the Company as a Delaware corporation through a merger of the Company into a wholly owned subsidiary which will be incorporated in Delaware prior to the reincorporation and which is expected to be named, subject to stockholder approval of Proposal 2 above, Petrohawk Energy Corporation. Petrohawk Energy Corporation is hereinafter referred to as the reincorporation subsidiary. The surviving corporation of the merger will be the reincorporation subsidiary. The surviving corporation is hereinafter referred to as the reincorporated Company.

Reasons for the Reincorporation

        The board of directors unanimously recommends the reincorporation of the Company in Delaware through a merger of the Company into the reincorporation subsidiary because the board of directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's board of directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, it may become increasingly difficult for the Company to find and retain talented and experienced directors and officers. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to retain its current directors and officers and to attract and retain new directors and officers. Reincorporation in Delaware is expected to bring the Company under the same familiar law governing many other companies within the Company's peer group. The change of domicile will not involve any change in the business, properties or management of the Company.

        Enhanced Ability to Attract and Retain Directors.    The Company has a relatively small market capitalization compared to many other publicly traded companies, including companies in the oil and gas industry. This will, in our board's view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment, and particularly the consequences of the Sarbanes-Oxley Act of 2002 and the Marketplace Rules of the NASDAQ Stock Market, place a premium on publicly traded corporations having experienced, independent directors. Accordingly, we believe there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. The board of directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and that qualified directors are choosing to serve on fewer boards.

        Although the Company has not yet experienced difficulty in attracting and retaining experienced directors, as competition for qualified independent directors increases, directors are expected to choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The board of directors believes that reincorporation in Delaware will enhance the Company's ability to attract and retain directors. A significant majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware has substantially more case law than Nevada with respect to its corporate law. As a result, the board of directors believes that Delaware law will afford a more predictable corporate environment, enabling the Company to compete more effectively with other public companies, most of which are already incorporated in Delaware, to retain the Company's current directors and attract and retain new directors.

        Greater Predictability and Responsiveness to Corporate Needs.    The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, mergers and acquisitions and dividends. Moreover, there is a substantial body of case law construing Delaware's corporate statutes. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Nevada law.

        The interests of the board of directors, management and affiliated stockholders in voting on the reincorporation proposal may not be the same as those of unaffiliated stockholders. Delaware law may not afford minority stockholders some of the rights and protections available under Nevada law. Reincorporation of the Company in Delaware may make it more difficult for minority stockholders to elect directors and influence Company policies. A detailed discussion of the principal differences between Nevada and Delaware law and the charter documents governing the Company and the reincorporation subsidiary as they affect stockholders is set forth in the section below entitled "Comparison of Delaware and Nevada Law."

Implementation of the Reincorporation

        The proposed reincorporation will be accomplished by merging the Company into a to be formed Delaware corporation (our reincorporation subsidiary), which, just before the merger, will be a wholly owned subsidiary of the Company, pursuant to the Form of the Agreement and Plan of Merger, hereinafter referred to as the "plan of merger", attached as Appendix F to this proxy statement. Upon the effective date of the merger, the reincorporated Company's name will be Petrohawk Energy Corporation. The reincorporation will not result in any change in the Company's business, assets or liabilities or capitalization, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The incumbent officers and directors of the Company will also be the officers and directors of the reincorporated Company on the effective date of the merger. All of the Company's employee benefits plans and agreements, including the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan, and if adopted pursuant to Proposals 7 and 8 below, the 2004 Non-Employee Director Plan, the 2004 Incentive Plan, all option agreements outstanding under these plans, and all other benefit plans, options and warrants will be adopted and continued by the reincorporated Company following the reincorporation. Stockholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of all these plans by the reincorporated Company.

        On the effective date of the merger, the reincorporated Company will have the same number of authorized and outstanding shares of common stock and the same number of authorized and outstanding shares of preferred stock as the Company. The shares of the reincorporated Company's common stock are expected to continue to be traded without interruption on the NASDAQ National Market under a new symbol "HAWK" effective simultaneously with the merger. As a result of the merger, and without any action on the part of the holder thereof, each outstanding share of the common stock of the Company will be converted into one share of common stock, par value $0.001 per share of the reincorporation subsidiary; each option or warrant to purchase shares of the common stock of the Company will be converted into an option or warrant to purchase one share of common stock, par value $0.001 per share, of the reincorporation subsidiary, at an exercise price equal to its present exercise price; and each share of the 8% Cumulative Convertible Preferred Stock of the Company (the only outstanding preferred stock of the Company) will be converted into a share of preferred stock in the reincorporation subsidiary with substantially identical rights, privileges and preferences to those they now possess. There are certain differences between Nevada law and Delaware law relating to the rights and privileges or our stockholders more fully discussed below under "Comparison of Delaware and Nevada Law." There may be unanticipated effects of the reincorporation in addition to those described in this proxy statement. However, we believe that we have disclosed all known, material effects that may result from the reincorporation.

        On the effective date of the merger, the articles of incorporation, the certificate of designation for the Company's preferred stock, and the bylaws of the reincorporation subsidiary will be substantially identical to the corresponding documents of the Company, except for provisions relating to the indemnification of officers and directors in the certificate of incorporation of the reincorporation subsidiary due to differing laws in Nevada and Delaware. The form of the certificate of incorporation of the reincorporation subsidiary is attached as Appendix G to this proxy statement; the form of the bylaws of the reincorporation subsidiary are attached as Appendix H to this proxy statement and the form of the certificate of designation for the preferred stock of the reincorporation subsidiary is attached as Appendix I to this proxy statement. These forms are intended to be used by the Company for the incorporation and organization of the reincorporation subsidiary in Delaware.

        The Board of Directors has unanimously approved the proposal to change the Company's domicile to Delaware. The plan of merger provides, however, that the proposed reincorporation through the merger may be abandoned at any time prior to becoming effective if any circumstance should develop that, in the opinion of the boards of directors of the Company and the reincorporation subsidiary, makes proceeding with the merger and reincorporation inadvisable.

        Since the Company's reincorporation in the State of Delaware will effectively change the Company's name, a letter needs to be provided to NASDAQ which is required to include, among other things, the new name of the reincorporated Company, the new CUSIP number for the shares of common stock of the reincorporated Company, and the new NASDAQ symbol for the Company. Upon the name change and the reincorporation of the Company in the State of Delaware, the NASDAQ symbol for the Company is expected to become "HAWK". In addition, among other documentation, the Company is required to send to NASDAQ a notification form relating to the change in the Company's name, sign a new NASDAQ National Market Listing Agreement, and pay a $2,500 fee for the name change. Although the Company confirmed with NASDAQ verbally that there are no other requirements in connection with the name change and the merger and reincorporation and does not currently expect NASDAQ to impose any other requirements, there can be no assurance that NASDAQ will not require any other information or conduct a review in connection with the merger and reincorporation or the change of the name of the Company.

        Upon consummation of the reincorporation, the website of the Company is expected to become www.petrohawk.com.

Exchange of Certificates

        At the effective time of the merger of the Company into the reincorporation subsidiary, (1) each share of common stock of the Company will automatically be combined and changed into one share of the common stock of the reincorporation subsidiary, and (2) each share of preferred stock of the Company will automatically be combined and changed into one share of the preferred stock of the reincorporation subsidiary. No additional action on the part of the Company or any stockholder will be required. NO ACTION NEEDS TO BE TAKEN BY STOCKHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES AT THIS TIME; THIS WILL BE ACCOMPLISHED AT THE TIME OF THE NEXT TRANSFER BY THE STOCKHOLDER. Certificates for shares in the Company will automatically represent an identical number of shares in the reincorporated Company upon completion of the merger. However, after the effective date of the Merger, each holder of an outstanding certificate representing shares of the common stock or preferred stock of the Company may, at such stockholder's option and discretion, surrender the same for cancellation to OTR, Inc. at 1000 SW Broadway Street, Suite 920, Portland, Oregon 97205, (phone number: (503) 225-0375), as the sole stock transfer and registrar of the common stock and preferred stock of the Company and as exchange agent therefor, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the common stock or preferred stock of the reincorporation subsidiary, respectively, into which the surrendered shares were converted as herein provided. The registered owner on the books and records of the reincorporation subsidiary or the exchange agent of any such outstanding certificate representing shares of the common stock or preferred stock of the Company shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the reincorporated Company or the exchange agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock or preferred stock of the reincorporated Company represented by such outstanding certificate as provided above. Each certificate representing common stock or preferred stock of the reincorporated Company so issued in the merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Company so converted and given in exchange therefor, unless otherwise determined by the board of directors of the reincorporated Company in compliance with applicable laws. If any certificate for shares of stock of the reincorporated Company is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of reincorporated Company that such tax has been paid or is not payable.

Organization of Petrohawk Energy Corporation

        Petrohawk Energy Corporation will be organized by the Company in Delaware as a wholly owned subsidiary of the Company for the sole purpose of the merger and reincorporation prior to the implementation of the merger and the reincorporation. Upon the merger and reincorporation becoming effective, the authorized capital stock of Petrohawk Energy Corporation will consist of 50,000,000 shares of preferred stock, par value $0.001 per share, and 5,000,000 shares of common stock, par value $0.001 per share.

        The directors of the Company immediately prior to the effective time of the merger will become the directors of Petrohawk Energy Corporation upon the merger and reincorporation becoming effective. The officers of the Company immediately prior to the effective time of the merger will become the officers of Petrohawk Energy Corporation upon the merger and reincorporation becoming effective.

        Petrohawk Energy Corporation will not conduct any business prior to the merger and the reincorporation, and will not own any assets or properties.

Summary of Federal Income Tax Consequences of the Reincorporation

        The following is a discussion of certain federal income tax considerations that may be relevant to holders of the Company's common stock and preferred stock who receive the reincorporated Company's common stock or preferred stock, as applicable, in exchange for their shares as a result of the proposed reincorporation. The discussion does not address all of the tax consequences of the proposed reincorporation that may be relevant to particular stockholders of the Company, such as dealers in securities, or those stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire stock of the Company. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this proxy statement.

        The proposed reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of the Company stock as a result of the reincorporation and no gain or loss should be recognized by the Company or the reincorporated Company. In addition, upon consummation of the reincorporation, the reincorporated Company should succeed to the employer identification number of the Company and all of the tax items identified in Code Section 381(c) including, without limitation, net operating loss carryovers, earnings and profits, capital loss carryovers and methods of accounting. The holding period and adjusted tax basis of each asset of the reincorporated Company should be the same as the holding period and adjusted tax basis of each such asset of the Company immediately prior to the reincorporation.

        Each former holder of common or preferred stock of the Company should have the same tax basis in the reincorporated Company's common or preferred stock, as applicable, received pursuant to the reincorporation as such stockholder had in the common or preferred stock of the Company held by such stockholder at the time of consummation of the reincorporation. A stockholder's holding period with respect to the reincorporated Company's stock received in the reincorporation should include the period during which the stockholder held the corresponding shares of stock of the Company, provided that the shares of stock of the Company were held by the stockholder as capital assets at the time of consummation of the reincorporation. The reincorporated Company's stockholders may be required to attach a statement to their federal income tax returns for the year of the reincorporation that contains the information listed in Treasury Regulation section 1.368-3(b). Such statement would include the stockholder's tax basis in the stock of the Company transferred in the reincorporation and a description of the stock of the reincorporated Company received by the shareholder.

        Tax provisions are complex and subject to change, and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. The Company has not requested or obtained a ruling from the Internal Revenue Service ("IRS") or an opinion of legal or tax counsel with respect to the consequences of the reincorporation. A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a stockholder recognizing gain or loss with respect to each share of stock of the Company exchanged in the proposed reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the proposed reincorporation, of the reincorporated Company's stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of the reincorporated Company's stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held shares of stock of the Company.

Rights of Dissenting Stockholders

        Under the Nevada Revised Statutes, hereinafter referred to as the "NRS", stockholders generally have the right to demand and receive payment in cash of the fair value of their stock in the event of a merger or exchange in lieu of the consideration such stockholder would otherwise receive in such transaction. However, stockholders do not have such appraisal rights if: (a) they hold shares that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders unless the articles of incorporation provide otherwise; and (b) the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of (i) the surviving or acquiring entity; (ii) any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 holders of owner's interests of record; or (iii) a combination of cash and owner's interests of the kind described in (i) or (ii).

        Holders of the Company's common stock will not have dissenters' rights under the NRS as a result of the merger or the transactions contemplated by the merger because the Company's common stock is traded on a national securities exchange and the Company's stockholders will be receiving shares of the reincorporation subsidiary's common stock which is expected to be listed on a national securities exchange, and cash in lieu of any fractional shares.

        Holders of the Company's preferred stock will, however, be entitled to dissenters' rights because their shares are not listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., nor are they held of record by more than 2,000 stockholders.

        The following discussion summarizes the material applicable provisions of the Nevada dissenters' rights statute to the holders of our preferred stock. You are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Appendix J to this document. A person having a beneficial interest in shares of our preferred stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters' rights such person may have.

        This discussion and Appendix J should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute. The dissenters' rights discussion described below applies only to the merger of Beta with and into Petrohawk Energy Corporation, and consideration of any other matters described in this proxy statement are not expected to trigger dissenters' rights.

        Under the Nevada dissenters' rights statute, you have the right to dissent from the merger and demand payment of the fair value of your shares of preferred stock. If you elect to dissent, you must deliver to the Company a written notice of dissent stating that you intend to demand payment for your shares of preferred stock if the reincorporation is consummated. Such written notice of dissent must be delivered before the vote is taken on Proposal 3. In addition, you must NOT vote your shares in favor of the proposed merger. If you fail to comply with these requirements, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed merger, excluding appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.

        Within 10 days after the effective time of the reincorporation, the reincorporated Company will give written notice of the effective time of the reincorporation by certified mail to each stockholder who filed a written notice of dissent. The notice will also state where demand for payment must be sent and where share certificates must be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on the reincorporated Company for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

        Within 30 days after the receipt of the dissenters' demand for payment, the reincorporated Company will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, the reincorporated Company shall mail to each dissenting stockholder a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders equity for that year and the latest available interim financial statements, if any, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

        Following receipt of payment for the shares, a dissenting stockholder, within 30 days, may send the reincorporated Company notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to the reincorporated Company's payment of fair value to such stockholder. This right is waived if the stockholder does not make written demand within 30 days of the reincorporated Company's payment for the stockholders' shares.

        If a demand for payment remains unsettled, the reincorporated Company will petition the court to determine fair value and accrued interest. If the reincorporated Company fails to commence an action within 60 days following the receipt of the stockholder's demand, the reincorporated Company will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

        All dissenting holders of preferred stock, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against the reincorporated Company if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

        If you are a holder of shares of preferred stock and you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this proxy statement as Appendix J.

Comparison of Delaware and Nevada Law and the Charter Documents Governing the Company and the Reincorporation Subsidiary

        Beta is incorporated under the laws of the State of Nevada and Petrohawk Energy Corporation, Beta's reincorporation subsidiary, will be incorporated under the laws of the State of Delaware. Upon consummation of the reincorporation, the stockholders of Beta, whose rights currently are governed by Nevada law and Beta's articles of incorporation and bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Petrohawk Energy Corporation, and their rights as stockholders will then be governed by Delaware law and Petrohawk Energy Corporation's certificate of incorporation and bylaws, which will be created under Delaware law.

        Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized in the table below. Stockholders should refer to the Delaware General Corporation Law, or "DGCL", and the Chapter 78 of the NRS to understand how these laws apply to Beta and Petrohawk Energy Corporation.

PROVISION	NEVADA LAW	DELAWARE LAW
ELECTIONS; VOTING; PROCEDURAL MATTERS
1. Classified Board of Directors.
Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. Beta does not have a classified board, and if Proposal 5 set forth in this proxy statement is approved, the Company's board of directors will be classified.
Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office.

2. Removal of Directors.
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to voting power in order to remove one or more directors from office.
Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors. However, the stockholders of a Delaware corporation with a classified board of directors may remove a director only "for cause" unless the company's certificate of incorporation provides otherwise. The reincorporation subsidiary's certificate of incorporation or bylaws, if Proposal 5 is approved, is expected to contain provisions for a classified board of directors, but is not expected to provide that the stockholders of the reincorporated subsidiary may remove directors without cause. Therefore, it will be more difficult for the stockholders to remove directors from the reincorporated Company's board than from the Company's board because the stockholders must show "cause" in order to remove directors from the reincorporated Company's board.

3. Special Meetings of Stockholders.
Nevada law provides that unless otherwise provided in a corporation's articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders. Beta's bylaws provide that special meetings of the stockholders may be called by the Company's board of directors, Chairman of the Board, President, or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. On the effective date of the merger and reincorporation, the bylaws of Petrohawk Energy Corporation will contain the same provisions with respect to the special meetings of stockholders.
Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
4. Failure to Hold an Annual Meeting.
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation's voting power.
Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.
5. Cumulative Voting.
Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain
A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. If Proposal 4 set forth in this proxy statement is approved, the cumulative voting rights granted in Beta's articles of incorporation will be deleted, and the certificate of incorporation of Petrohawk Energy Corporation will not provide for cumulative voting in the election of directors.

procedures for the exercise of cumulative voting are followed. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Beta has a provision granting cumulative voting rights in the election of Beta's directors in its articles of incorporation. If Proposal 4 set forth in this proxy statement is approved, the cumulative voting rights granted in Beta's articles of incorporation will be deleted, and the certificate of incorporation of Petrohawk Energy Corporation will not provide for cumulative voting in the election of directors.
6. Vacancies.
All vacancies on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. On the effective date of the merger and reincorporation, Beta's bylaws and Petrohawk Energy Corporation bylaws will address the issue of director vacancies in substantially the same manner. Therefore,
Subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

the change from Nevada law to Delaware law is not expected to alter stockholders' rights with respect to filling vacancies.
7. Stockholder Voting Provisions.
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law, or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.
Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
8. Stockholder Action by Written Consent.
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing.
Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There will be not be any substantial differences in the rights of Beta's stockholders with respect to stockholder action by written consent upon consummation of the reincorporation since Beta's articles of incorporation and bylaws do not and Petrohawk Energy Corporation's certificate of incorporation and bylaws will not limit, on the effective date of the merger and reincorporation, stockholder action by written consent.

9. Stockholder Vote for Mergers and Other Corporate Reorganizations.
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the
In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.
plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
1. Indemnification.
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by
A corporation may through, among other means, a majority vote of disinterested directors, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138 (see below Limitation on Personal Liability of Directors), acted in "good faith" and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.
attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.
2. Advancement of Expenses.
Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is
Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the ultimately determined that he or she is not entitled to be indemnified by the corporation.
amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Therefore, although Delaware and Nevada law differ in their language regarding advancement of expenses incurred by an officer or director in defending a civil or criminal action, they reach substantially similar results.
3. Limitation on Personal Liability of Directors.
The NRS provides for more expansive elimination of liability than Delaware law. Unless the corporation's articles of incorporation provide for a higher standard which was adopted after October 1, 2003, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit. Beta's articles of incorporation provide for elimination of director liability for all breaches of fiduciary duty except those involving fraud, intentional misconduct, knowing violation of law, or improper payment of distributions. The NRS which now eliminates liability for improperly paid distributions in the absence of fraud, intentional misconduct, or knowing violation of law, overrides the Company's
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. On the effective date of the merger and reincorporation, Petrohawk Energy Corporation's certificate of incorporation will limit the liability of directors to Petrohawk Energy Corporation to the fullest extent permitted by law.

articles of incorporation's exclusion of improperly paid distributions from the director liability shield.
DIVIDENDS
Declaration and Payment of Dividends
Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.
Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
ANTITAKEOVER STATUTES
Antitakeover Statutes
Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Securities Exchange Act of 1934 and with 200 or more stockholders of record, from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of three
Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the NASDAQ Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder's becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.
becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions. Beta has not, and Petrohawk Energy Corporation will not have, on the effective date of the merger and reincorporation, opted-out of business combination or acquisition of a controlling statutes.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.

The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Beta has not, and Petrohawk Energy Corporation will not have, on the effective date of the merger and reincorporation, opted-out of business combination or acquisition of a controlling interest statutes.
AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
General Provisions
Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's articles of incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares
Delaware law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate of incorporation. Delaware law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors.
of a class may be required to amend the certificate of incorporation. Delaware does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors.
INSPECTION OF BOOKS AND RECORDS
General Provisions
Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days' written demand is entitled to inspect and copy the following records: a copy certified by the secretary of state of the corporation's articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation's bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively. The inspection rights authorized by this provision of the NRS may be denied to a stockholder upon the stockholder's refusal to furnish to the corporation an affidavit that the inspection is not desired for any other purpose other than the business of the corporation. In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has
Under Delaware law, any stockholder of a Delaware corporation may examine the list of stockholders and any stockholder making a written demand may inspect any other corporate books and records for any purpose reasonably related to the stockholder's interest as a stockholder.

been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records. This right may not be limited in the articles or bylaws of any corporation but may be denied to any stockholder upon the stockholder's refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder's interest in the corporation as a stockholder. However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of the merger and the reincorporation of the Company in Delaware.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO EFFECT THE REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE AND CERTAIN RELATED MATTERS.

        A vote for the reincorporation proposal will constitute approval of the following:

  •
  the merger;

  •
  the reincorporation;

  •
  the form of the certificate of incorporation of the reincorporation subsidiary and the reincorporated Company;

  •
  the form of the certificate of designation of 8% cumulative convertible preferred stock of the reincorporation subsidiary and the reincorporated Company;

  •
  the form of the bylaws of the reincorporation subsidiary and the reincorporated Company;

  •
  the adoption and assumption by the reincorporated Company of all the Company's employee and director benefit and compensation plans and agreements; and

  •
  the listing of the reincorporated Company's shares of common stock on the NASDAQ Stock Market under the symbol "HAWK", including approval of any notices or other documents which may need to be submitted to NASDAQ in connection with the reincorporation and merger.

PROPOSAL 4—ELIMINATION OF CUMULATIVE VOTING

        The board of directors has adopted a resolution setting forth a proposed amendment to delete Article Sixth of the Company's Articles of Incorporation to remove the provision for cumulative voting for directors. The resolution adopted by the board of directors, which is presented for approval by the stockholders at the annual meeting, is set forth below:

    RESOLVED, that, subject to the approval of the stockholders of the Company, the Articles of Incorporation of the Company be, and the same hereby is, amended by deleting Article Sixth and renumbering Article Seventh to Article Sixth.

        The board of directors believes that it is advisable for the stockholders to eliminate the right of stockholders to vote cumulatively in the election of directors. Nevada law and the articles of incorporation of the Company now provide cumulative voting rights to stockholders in the election of directors, so long as at least one stockholder gives written notice at least 48 hours in advance of the stockholder meeting of his or her desire to exercise cumulative voting rights in the election of directors at that meeting. This allows each stockholder to have a number of votes equal to the number of shares of common and preferred stock such stockholder is entitled to vote multiplied by the number of directors to be elected at the meeting. The stockholder may allocate such votes to or among one or more nominees for director in any manner desired by the stockholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, are elected. Cumulative voting may enable a stockholder or group of stockholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees for director. Without cumulative voting, a holder or holders of shares representing a majority of the votes cast in an election of directors will be able to elect all directors standing for election.

        The board of directors believes that each director should only be elected if such director receives a plurality of the votes cast and that each director should represent the interest of all stockholders rather than the interest of a minority stockholder or special constituency. The Company, however, is not aware of any attempt by a group of stockholders of the Company to elect a director by using cumulative voting to achieve minority representation on the board. The board believes that the system of electing directors whereby those directors are elected who receive a plurality of votes cast by stockholders as a whole will best insure that the board will act for the benefit of all stockholders. Accordingly, the board believes that it is in the best interests of the Company and all of its stockholders to eliminate cumulative voting.

        While the board of directors does not consider the elimination of cumulative voting as an anti-takeover measure, the absence of cumulative voting could have the effect of preventing stockholders holding a minority of the Company's voting capital stock from obtaining representation on the board. The elimination of cumulative voting might also, under certain circumstances, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's stock or the removal of incumbent management. In addition, the elimination of cumulative voting will also have the effect of Petrohawk having the power to elect those director nominees it decides to elect and having the veto power over those director nominees it wishes not to be elected.

        If approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Nevada amending the Company's articles of incorporation, which will occur as soon as reasonably practicable. No changes will be made in the respective rights and privileges pertaining to the outstanding shares of common or preferred stock. At any time before the effective date of the amendment, even after approval of the amendment by stockholders, the board of directors may abandon the proposed amendment without further action by the stockholders.

        If this Proposal 4 is approved, the Company, at its sole option, may implement the elimination of cumulative voting (1) by filing a certificate of amendment with the Secretary of State of Nevada amending the Company's articles of incorporation prior to the implementation of the Proposal 3, whether or not approved, or (2) simultaneously with the implementation of the reincorporation of the Company set forth in Proposal 3 by not including a provision allowing cumulative voting for the election of directors in the certificate of incorporation of the reincorporation subsidiary.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of the elimination of the cumulative voting provisions from the articles of incorporation of the Company.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO ELIMINATE CUMULATIVE VOTING.

PROPOSAL 5—AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION OR BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS

        The Company's board of directors has unanimously approved and recommended that stockholders approve an amendment to the Company's articles of incorporation or bylaws, as the board of directors of the Company determines to be in the best interests of the Company, to provide for the classification of the Company's board of directors into three classes of directors with staggered terms of office. A copy of the proposed language to be added to the Company's articles of incorporation or bylaws establishing a classified board of directors is attached to this proxy statement as Appendix K. This proposal, if approved, is intended to take effect simultaneously with the reincorporation of the Company in Delaware.

Description of Proposal

        Both Nevada and Delaware law permit provisions in a company's certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. Likewise, Nevada law permits corporations to classify boards of directors, albeit with more flexibility than Delaware's provision. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. The adoption of the proposed classified board amendment will classify the Company's board of directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected for a three-year term each year. One class would initially hold office for a one-year term of office expiring at our next annual meeting; another class would initially hold office for a two-year term, and another would initially hold office for a three-year term. If this proposal is approved, it is currently intended that Messrs. Floyd C. Wilson and Tucker S. Bridwell will be Class I directors, with their initial term expiring at our next annual meeting; Messrs. James L. Irish III and Robert C. Stone, Jr. will be Class II directors, with their initial term expiring at our annual meeting in 2006; and David B. Miller, D. Martin Phillips and Daniel Rioux will be Class III directors, with their initial term expiring at our annual meeting in 2007.

        This proposal is designed to assure continuity and stability in the Company's board of directors' leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders.

        The Company's board of directors also believes that the classified board proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company by making an attempted takeover of the Company more difficult. The proposal is not, however, in response to any effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company, nor is it part of a plan by management to adopt a series of such amendments. Management has no current plans to propose other anti-takeover measure in future proxy solicitations. Rather the Company's board of directors wishes to protect stockholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the Company's board of directors or stockholders and that the ability of the board of directors to negotiate with any potential acquirer is from the strongest practical position, which is in the interest of all stockholders. This protection could be circumvented, however, were directors able to be removed without cause. Under Delaware law, the stockholders of a company with a classified board of directors may remove a director only "for cause" unless the company's certificate of incorporation provides otherwise. The certificate of incorporation or the bylaws of the reincorporated Company, as applicable, will not provide, on the effective date of the merger and reincorporation, for the removal of directors without cause. If the proposal is approved, because only one of the three classes of a classified board will be elected annually, at least two annual stockholders' meetings, instead of one, will be required to effect a change in control of the Company's board of directors through the normal election process.

        The proposed amendment to the articles of incorporation or bylaws of the Company would provide that vacancies which may occur on the board of directors during any fiscal year of the Company may be filled by the board of directors to serve for the remainder of the full term.

Advantages of a Classified Board

        The Company's board of directors believes that the staggered three-year term of a classified board, with its election of approximately one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. This permits more effective long-term strategic planning. In addition, the Company's board of directors believes that the proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. The Company's board of directors believes that the existence of a classified board will encourage any potential acquirer to negotiate directly with it, thereby giving it added leverage in such negotiations.

Disadvantages of a Classified Board

        Because of the additional time required to change control of the Company's board of directors, the classified board proposal will tend to perpetuate present management and will have the effect of making it more difficult to remove directors designated by Petrohawk from the board. Without the ability to obtain immediate control of the Company's board of directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the proposed classified board amendment will result in an increase in the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Company's board of directors, even if the takeover bidder were to acquire a majority of our outstanding voting stock, it will tend to discourage certain takeover bids, perhaps including some takeover bids that stockholders may believe would be in their best interests. The proposed classified board amendment will also make it more difficult for the stockholders other than Petrohawk to change the composition of the Company's board of directors even if the stockholders believe such a change would be desirable. The elimination of cumulative voting for director elections, combined with the adoption of a classified board may have the effect of further concentrating the control of the Company in the hands of Petrohawk.

        Although this proposal, if approved, is intended to take effect simultaneously with the reincorporation of the Company in Delaware, if this proposal is approved, the board of directors of the Company, at its sole option, may implement it (1) by amending the Company's bylaws or articles of incorporation prior to the implementation of the Proposal 3, whether or not Proposal 3 is approved, or (2) simultaneously with the implementation of the reincorporation of the Company set forth in

Proposal 3 by including a provision in the reincorporation subsidiary's bylaws providing for a classified board of directors.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of the amendment of the articles of incorporation or bylaws of the Company to provide for a classified board of directors.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION OR BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL 6—AMENDMENT OF STOCK OPTION AGREEMENTS

        Section 9.13(b) of the Securities Purchase Agreement, dated December 12, 2003, by and between the Company and Petrohawk, provides that Petrohawk will use its reasonable efforts to cause the Company to present to the Company's stockholders a proposal to approve all of the amendments to the stock option agreements held by the Company's employees as of May 25, 2004, the date of closing of the Petrohawk transaction, as contemplated by the Employee Severance Agreement outlined in Schedule 7.12 of the Petrohawk purchase agreement. Pursuant to Section 9.13(b) of the Petrohawk purchase agreement, Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has agreed to vote all its shares in favor of all these amendments to the stock option agreements held by the Company's employees as of May 25, 2004.

        The following are the proposed amendments to be made to the stock option agreements: (1) the employees with options to purchase shares of common stock of the Company as of May 25, 2004 will fully vest in their options as of May 25, 2004; (2) the exercise price of the options to purchase common stock of the Company held by the Company's employees as of May 25, 2004 will remain unchanged (except as adjusted as a result of the one-for-two reverse stock split, effective as of May 26, 2004, or similar future events); and (3) the options to purchase shares of common stock of the Company held by the Company's employees as of May 25, 2004 will continue to be exercisable until the fifth anniversary of May 25, 2004 or until they would have otherwise expired absent termination of employment, whichever is earlier.

        The table below provides the following information for all employees of the Company who were employees as of May 25, 2004 immediately prior to the consummation of the Petrohawk transaction: (1) the name of employee who held options to purchase shares of common stock of the Company as of May 25, 2004; (2) the number of shares of common stock underlying the options; (3) the grant date of the options; (4) the expiration date of the options, prior to the effect of the amendment described in this proposal; and (5) the exercise price of the options. The number of shares of common stock underlying the options and the exercise price of the options in the following table have been adjusted to reflect the one-for-two stock split effective May 26, 2004.

Name	Grant Date	Expiration Date	No. Shares	Exercise Price
Kevin Lamie	09/11/00	09/11/05	500	$18.00
Kevin Lamie	01/08/01	01/08/06	2,000	$18.00
Kevin Lamie	12/24/01	12/24/06	500	$8.00
Michael Moser	09/11/00	09/11/05	5,000	$18.00
Joseph L. Burnett	12/08/00	12/08/05	15,000	$15.40
Joseph L. Burnett	12/24/01	12/24/06	12,500	$8.00
Joseph L. Burnett	04/22/03	04/22/09	50,000	$2.00
Robert Spahr	12/08/00	12/08/05	15,000	$15.40
Robert Spahr	12/24/01	12/24/06	2,500	$8.00
Robert Spahr	05/08/02	05/08/07	12,500	$6.60
Gordia Cosby	04/20/01	04/20/06	5,000	$15.18
Gordia Cosby	05/08/02	05/08/07	2,500	$6.60
Larry Garrison	12/24/01	12/24/06	500	$8.00
David A. Wilkins	12/31/03	12/31/13	50,000	$3.80
David A. Wilkins	10/01/02	10/01/12	250,000	$2.60
Arthur W. Howard	02/03/03	02/13/12	25,000	$1.86
Richard L. Payne	02/21/03	02/21/13	37,500	$1.74
Larry R. Wilkins	02/22/03	2/22/13	5,000	$1.70
Matthew Jones	08/25/03	08/25/13	10,000	$2.86
Kristian Binnion	09/02/03	09/02/13	25,000	$2.72
Sue Dipley	12/24/01	12/24/06	500	$8.00
Sue Dipley	05/08/02	05/08/07	2,500	$6.60

Total No. of Options:			529,000

        Messrs. David A. Wilkins and Joseph L. Burnett, our former executive officers, have an interest in the approval of this proposal which may differ from the interests of our stockholders. Upon approval of this proposal by our stockholders, the options to purchase shares of the Company's common stock held by Messrs. Wilkins and Burnett set forth in the foregoing table will vest in full and will continue to be exercisable until the fifth anniversary of May 25, 2004, or until they would have otherwise expired absent termination of employment, whichever is earlier.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AMEND THE STOCK OPTION AGREEMENTS.

PROPOSAL 7—APPROVAL OF 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

  Description of the Plan

        General.    On June 3, 2004, our board of directors unanimously approved, subject to stockholder approval, the 2004 Non-Employee Director Incentive Plan. Such plan provides that the Company may grant non-employee directors of the Company shares of our common stock with no restrictions (referred to in the plan as "Incentive Stock"), shares of common stock with restrictions (referred to in the plan as "Restricted Stock") and options to purchase shares of our common stock. The 2004 Non-Employee Director Incentive Plan provides that the aggregate number of shares of Incentive Stock, Restrictive Stock and shares of common stock which may be issued under stock options granted under the plan shall not exceed 200,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding). Our Board and management believe that the 2004 Non-Employee Director Incentive Plan will help attract and retain experienced and knowledgeable individuals as non-employee directors of the Company and promote long-term growth by aligning non-employee director and stockholder interests. A summary of the essential features of the 2004 Non-Employee Director Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the plan which is attached to this proxy statement as Appendix L.

        The shares with respect to which stock options, Restricted Stock and Incentive Stock may be granted are shares of common stock of the Company as presently constituted. The plan provides that if the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.

        The 2004 Non-Employee Director Incentive Plan provides that, upon a Corporate Change (hereafter defined), the Compensation Committee may accelerate the vesting of stock options, cancel stock options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such Corporate Change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The plan provides that a "Corporate Change" occurs (a) if the Company is to be dissolved and liquidated, (b) if the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (c) if the Company sells, leases or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the board.

        The board may terminate the 2004 Non-Employee Director Incentive Plan with respect to any shares for which options, Restricted Stock or Incentive Stock have not theretofore been granted. The board may amend the plan; however, without stockholder approval the board may not: (i) make amendments which would materially increase the benefits accruing to participants under the plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the plan, (iii) change the class of individuals eligible to receive options, Restricted Stock and Incentive Stock grants under the plan, or (iv) extend the term of the plan.

        Administration of the Plan.    Pursuant to the provisions of the plan, our board of directors has appointed the compensation committee to administer the plan. Our compensation committee consists of Messrs. David B. Miller and Tucker S. Bridwell.

        Type of Grants Under the Plan.    The Company may grant non-employee directors Incentive Stock, Restrictive Stock and options to purchase shares of our common stock. Our board has the power to determine the terms upon which Restricted Stock, Incentive Stock and stock options will be granted, including the number of shares of Restricted Stock and Incentive Stock to issue, the restrictions applicable to such shares of Restricted Stock, including vesting requirements, and, with respect to stock options, the number of shares of common stock subject to each option, the exercisability and vesting requirements of each stock option, and the form of consideration payable upon the exercise of such stock option (i.e., whether cash or exchange of existing shares of our common stock in a cashless transaction or a combination thereof). Unless modified by the board, the following grants shall be made: (i) within sixty (60) days after the approval of the plan by our stockholders, an award of 7,500 shares of Restricted Stock will be granted to each person who is a non-employee director at that time; (ii) thereafter, and excluding those non-employee directors receiving an award pursuant to the immediately preceding clause, within sixty (60) days after a person becomes a non-employee director, an award of 7,500 shares of Restricted Stock be granted to each such person; and (iii) each year on the anniversary date of the date on which a non-employee director became a director, an additional 5,000 shares of Restricted Stock shall be awarded to such person as long as he or she is serving as a non-employee director at that time. Unless modified by the board, the committee has recommended that all grants of Restricted Stock be restricted for a period ending on six (6) months from the date of grant with the restriction that the grantee be a non-employee director of the Company for the entire six (6) month period. The option price of share of common stock issued under each stock option shall be equal to the fair market value of shares subject to the stock option on the date the stock option is granted.

        Eligibility of Participants, Term and Transferability.    Restricted Stock, Incentive Stock and stock options may be granted under the plan only to individuals who are non-employee directors of the Company at the time of grant. It is anticipated that if the plan is approved by our stockholders, six non-employee directors will be eligible for grants under the plan at that time. Restricted Stock and stock options granted under the plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, the compensation committee may, in its discretion, authorize all or a portion of the options to be granted on terms which permit transfer by the optionee to (i) the members of the optionee's immediate family, (ii) a trust or trusts for the exclusive benefit of such immediate family, or (iii) a partnership in which such members of such immediate family are the only partners, provided that there may be no consideration for any such transfer. The plan further provides that following any permitted transfer, the option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Restricted Stock, Incentive Stock and the shares of common stock transferred to an optionee as a result of the exercise of an option shall be "restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act. The 2004 Non-Employee Director Incentive Plan shall terminate and no further Restricted Stock, Incentive Stock or stock options shall be issued under the plan after June 2, 2014.

        Awards granted.    No awards have yet been granted under the 2004 Non-Employee Director Incentive Plan. However, as discussed above, it is anticipated that each non-employee director will be issued 7,500 shares of Restricted Stock within sixty days of the approval of the plan by the stockholders. It is anticipated that the group consisting of six non-employee directors will receive a total of 45,000 shares of Restricted Stock. Such shares will be restricted for a six month period following grant. Therefore, all of our non-employee directors have an interest in the approval of the 2004 Non-Employee Director Incentive Plan which may differ from the interests of our stockholders.

        Federal Income Tax Consequences.    The Company believes that under present federal income tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the plan. The grant of Restricted Stock and Incentive Stock will cause the non-employee director to recognize ordinary income measured by the difference between (i) the fair market value of the shares of Restricted Stock or Incentive Stock (as the case may be) received at the first time the rights of the non-employee director in such Restricted or Incentive Stock are transferable or are not subject to a substantial risk of forfeiture and (ii) the amount paid by the non-employee director for the Restricted Stock or Incentive Stock (if any), unless the non-employee director elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). The Company generally will be entitled to a deduction for the same amount at the time income is recognized by the non-employee director.

        The grant of an option will ordinarily create no tax consequences for the non-employee director or the Company. Upon exercise of an option, however, the non-employee director will recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. When a non-employee director exercises an option, the Company generally will be entitled to a deduction for the amount recognized by the non-employee director as ordinary income.

        The treatment to a non-employee director of a subsequent disposition of shares acquired upon the exercise of an option depends on how long the shares have been held. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option.

        The foregoing provides only a very general description of the application of federal income tax laws to awards under the 2004 Non-Employee Incentive Plan. The summary does not address the effects of foreign, state and local tax laws.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of the approval of the 2004 Non-Employee Director Incentive Plan.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN.

PROPOSAL 8—APPROVAL OF 2004 EMPLOYEE INCENTIVE PLAN

  Description of the Plan

        General.    On June 3, 2004, our board of directors unanimously approved, subject to stockholder approval, the 2004 Employee Incentive Plan. Such plan provides that the Company may grant to employees of the Company shares with no restrictions (referred to in the plan as "Incentive Stock"), shares of common stock with restrictions (referred to in the plan as "Restricted Stock") and options to purchase shares of our common stock. Our board and management believe that the 2004 Employee Incentive Plan will help attract and retain competitively superior employees and promote long-term growth and profitability by aligning employee and stockholder interests. A summary of the essential features of the 2004 Employee Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the plan which is attached to this proxy statement as Appendix M.

        The 2004 Employee Incentive Plan provides that the aggregate number of shares of Incentive Stock, Restrictive Stock and shares of common stock which may be issued under stock options granted under the plan shall not exceed 750,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding) and in addition, the aggregate number of shares of Incentive Stock and Restrictive Stock which may be granted under the plan shall not exceed 375,000 (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding). The maximum number of shares that may be subject to stock options granted under the plan to an employee during any calendar year may not exceed 200,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding) and the maximum number of shares of Restricted Stock and Incentive Stock that may be issued to an employee during any calendar year may not exceed 100,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding). The shares with respect to which stock options, Restricted Stock and Incentive Stock may be granted are shares of common stock of the Company as presently constituted. The plan provides that if the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.

        The 2004 Employee Incentive Plan provides that, upon a Corporate Change (hereafter defined), the Compensation Committee may accelerate the vesting of stock options, cancel stock options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such Corporate Change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The plan provides that a "Corporate Change" occurs (a) if the Company is to be dissolved and liquidated, (b) if the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (c) if the Company sells, leases or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the board.

        The board may terminate the 2004 Employee Incentive Plan with respect to any shares for which options, Restricted Stock or Incentive Stock have not theretofore been granted. The board may amend the plan; however, without stockholder approval the board may not: (i) make amendments which would materially increase the benefits accruing to participants under the plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the plan, (iii) change the class of individuals eligible to receive options, Restricted Stock and Incentive Stock grants under the plan, or (iv) extend the term of the plan.

        Administration of the Plan.    Pursuant to the provisions of the plan, our board of directors has appointed the compensation committee to administer the plan. Our compensation committee consists of Messrs. David B. Miller and Tucker S. Bridwell.

        Type of Grants Under the Plan.    The Company may grant employees of the Company Incentive Stock, Restrictive Stock and options to purchase shares of our common stock. The compensation committee has the power to determine the terms upon which Restricted Stock, Incentive Stock and stock options will be granted, including the number of shares of Restricted Stock and Incentive Stock to issue, the restrictions applicable to such shares of Restricted Stock, including vesting requirements, and, with respect to stock options, the number of shares of common stock subject to each option, the exercisability and vesting requirements of each stock option, and the form of consideration payable upon the exercise of such stock option (i.e., whether cash or exchange of existing shares of our common stock in a cashless transaction or a combination thereof). The option price of shares of common stock issued under each stock option shall be equal to the fair market value of shares subject to the stock option on the date the stock option is granted. Stock options granted under the plan may be incentive stock options or non-statutory stock options.

        Eligibility of Participants, Term and Transferability.    Restricted Stock, Incentive Stock and stock options may be granted under the plan only to individuals who are employees of the Company or its parent or subsidiary corporation at the time of grant. As of June 7, 2004, the Company had approximately 31 employees. No incentive stock option shall be granted to an employee who owns or who would own immediately before the grant of such incentive stock option more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, unless (i) at the time such stock option is granted the option price is 110% of the fair market value of the shares granted on the date of the grant and (ii) such stock option by its terms is not exercisable after the expiration of five (5) years from the date of grant. The term of each stock option granted to other employees shall be not more than ten (10) years from the date of the grant. To the extent that the aggregate fair market value (determined at the time the respective incentive stock option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess incentive stock options shall be treated as non-statutory stock options. Restricted Stock and stock options granted under the plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, the compensation committee may, in its discretion, authorize all or a portion of the options to be granted on terms which permit transfer by the optionee to (i) the members of the optionee's immediate family, (ii) a trust or trusts for the exclusive benefit of such immediate family, or (iii) a partnership in which such members of such immediate family are the only partners, provided that there may be no consideration for any such transfer. The plan further provides that following any permitted transfer, the option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Restricted Stock, Incentive Stock and the shares of common stock transferred to an optionee as a result of the exercise of an option shall be "restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act. The 2004 Employee Incentive Plan shall terminate and no further Restricted Stock, Incentive Stock or stock options shall be issued under the plan after June 2, 2014.

        Awards granted.    No awards have yet been granted under the 2004 Employee Incentive Plan and the benefits or amounts that may be received by employees are not determinable at this time. However, Messrs. Floyd C. Wilson, Stephen W. Herod, Shane M. Bayless and Richard K. Stoneburner, our current executive officers, may receive options, Restricted Stock and/or Incentive Stock under this plan and therefore have an interest in the approval of the 2004 Employee Incentive Plan which may differ from interests of our stockholders.

        Federal Income Tax Consequences.    The Company believes that under present federal income tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the plan. The grant of Restricted Stock and Incentive Stock will cause the employee to recognize ordinary income measured by the difference between (i) the fair market value of the shares of Restricted Stock or Incentive Stock (as the case may be) received at the first time the rights of the employee in such Restricted or Incentive Stock are transferable or are not subject to a substantial risk of forfeiture and (ii) the amount paid by the employee for the Restricted Stock or Incentive Stock (if any), unless the employee elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). The Company generally will be entitled to a deduction for the same amount at the time income is recognized by the employee.

        The grant of an option will ordinarily create no tax consequences for the employee or the Company. Upon exercise of a non-statutory option, however, the employee will recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. When an employee exercises a non-statutory option, the Company generally will be entitled to a deduction for the amount recognized by the employee as ordinary income. The treatment to an employee of a subsequent disposition of shares acquired upon the exercise of a non-statutory depends on how long the shares have been held. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under a non-statutory option.

        Upon the exercise of an incentive stock option, the employee will not recognize ordinary income and the Company will not be entitled to a deduction. An employee will recognize income only upon the disposition of the shares acquired upon the exercise of an incentive option. The tax treatment to an employee upon disposition of the stock acquired under an incentive stock option depends on whether or not the stock is disposed of within the statutorily required holding period for such stock (two years from the date of the incentive stock option grant or one year from the date on which the stock was transferred) upon the exercise of the incentive stock option.

        The foregoing provides only a very general description of the application of federal income tax laws to awards under the 2004 Employee Incentive Plan. The summary does not address the effects of foreign, state and local tax laws.

        Petrohawk, the holder of approximately 54% of the voting power of all of the Company's outstanding stock, has indicated that it intends to vote its shares in favor of the approval of the 2004 Employee Incentive Plan.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2004 EMPLOYEE INCENTIVE PLAN.

  INDEPENDENT PUBLIC ACCOUNTANTS

        Our audit committee has not yet selected independent public accountants to perform the audit of our financial statements for fiscal year 2004. Upon consummation of the Petrohawk transaction on May 25, 2004, our audit committee was newly-constituted and has commenced the process of evaluating and selecting the independent auditors.

        If our audit committee is able to select our independent auditors for fiscal year 2004 prior to the date of the annual stockholders meeting, we expect that representatives of our auditors for fiscal year 2004 will be present at the annual meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

        Ernst & Young, LLP ("EY") audited our financial statements for fiscal year 2003 and has been our independent auditor since June 20, 2003. On April 30, 2003, with the approval of our board of directors, the audit committee approved the engagement of EY as our independent auditors for its 2003 fiscal year. On May 5, 2003 we engaged EY. HEIN & ASSOCIATES LLP ("HEIN") was our independent auditor from 1997 until June 20, 2003. We notified HEIN of our decision on May 6, 2003. We engaged a different independent accounting firm for 2003 due to our desire to have independent auditors with an office and presence in Tulsa, Oklahoma where our corporate office was located until May 25, 2004. HEIN does not maintain a Tulsa office and we utilized auditors from HEIN's Orange County, California office. In connection with the audits for the Company's fiscal year ended December 31, 2003, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its report on the financial statements of the Company for such time periods. In connection with the audits for the Company's fiscal years ended December 31, 2002 and 2001, there were no disagreements with HEIN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HEIN, would have caused it to make reference thereto in its report on the financial statements of the Company for such time periods. Also, during those time periods, there were no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

        We expect EY will be present at the annual meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

        The report of EY on the financial statements of the Company for the fiscal year ended December 31, 2003, and the reports of HEIN on the financial statements of the Company for the two fiscal years ended December 31, 2002 and 2001, neither contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's two fiscal years ended December 31, 2002 and 2001, the Company did not consult with EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

  REPORT OF THE AUDIT COMMITTEE

        Our audit committee acts under a written charter adopted and approved by the board of directors on June 3, 2004, which is attached to this proxy statement as Appendix A. Until June 3, 2004, the audit committee acted under a written charter adopted and approved by the board of directors on June 6, 2000, and as amended on March 27, 2001. Each of the current members of our audit committee is "independent" as defined by the listing standards for The NASDAQ Stock Market and in accordance with our Corporate Governance Guidelines. The report of the audit committee of the Company set forth below has been prepared and adopted by the Company's audit committee prior to the closing of the Petrohawk transaction on May 25, 2004. Therefore, the members of the Company's audit committee who prepared this report have all resigned from our board on May 25, 2004, with the exception of Mr. Robert C. Stone, Jr. who remains a member of our board and still serves as a member of our audit committee.

        "The Audit Committee which served during all of 2003 and until May 25, 2004 acted under a written charter adopted and approved by the Board of Directors on March 27, 2001. This report is presented regarding the matters relating to the Company's audited financial statements for the year ended December 31, 2003.

        It is not the responsibility of the audit committee to plan or conduct audits or to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the audit committee to assure compliance with laws and regulations and the Company's conduct.

        The audit committee has reviewed the audited financial statements as of and for the fiscal year ended December 31, 2003, discussed with management such audited financial statements, received written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, discussed with the independent auditors such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the audit committee deemed relevant and appropriate. Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements as of and for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for such fiscal year.

2003 Audit Committee
Robert C. Stone, Jr., Chairman
Robert E. Davis, Jr.
David A Melman"

Accounting Fees

Audit Fees

        Our principal accounting firm for the 2003 fiscal year, effective June 20, 2003, was Ernst & Young, LLP, and for the fiscal year 2002, including and up to June 20, 2003 was HEIN & ASSOCIATES LLP. The aggregate fees billed by EY for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consultations, and other consents to or assistance with Securities and Exchange Commission filings for the year ended December 31, 2003 was $107,000. The aggregate fees billed by HEIN for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consultations, and other consents to or assistance with Securities and Exchange Commission filings for the years ended December 31, 2003 (through June 20, 2003) and December 31, 2002 was $18,170 and $107,609, respectively.

Audit Related Fees

        The Company did not engage EY or HEIN for any professional services that would be considered audit related fees during the years ended December 31, 2003 and 2002.

Tax Fees

        The aggregate fees billed by HEIN for professional services relating to tax compliance, tax advice and preparation of our federal and state income tax returns and state franchise tax returns for the years ended December 31, 2003 and 2002 were $13,203 and $26,708, respectively.

All Other Fees

        We did not engage EY or HEIN for any additional professional services other than as disclosed above for the years ended December 31, 2003 and 2002.

Audit Committee Pre-Approval Policy

        All audit fees, audit related fees and tax fees as described above for the year ended December 31, 2003 were pre-approved by our audit committee, which concluded that the provision of such services by EY and HEIN was compatible with the maintenance of EY's and HEIN's independence in the conduct of their auditing functions. Our audit committee's pre-approval policy provides that pre-approval of all such services must be approved separately by the audit committee. The audit committee has not delegated any such pre-approval authority to anyone outside the audit committee. Each member of the audit committee has the authority to pre-approve non-audit services up to $50,000 to be performed by our auditors.

FINANCIAL STATEMENTS

        The 2003 Annual Report on Form 10-K/A to stockholders accompanying this proxy statement includes our audited financial statements.

OTHER MATTERS

        As of the date of this proxy statement, the board of directors does not know of any other business to be presented at the annual meeting of stockholders. If any other matter properly comes before the annual meeting, the persons appointed by the proxy intend to vote such proxy in accordance with their best judgment.

Submission of Stockholder Proposals for the 2005 Annual Meeting of Stockholders

        Stockholder proposals intended to be presented under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company's proxy statement and accompanying proxy for the Company's 2005 annual meeting of stockholders, including nomination of an individual for election as a director at the 2005 annual meeting of stockholders, must be received at the Company's principal executive offices in Houston, Texas, on or before February 24, 2005, and must meet all the requirements of Rule 14a-8. If a stockholder intends to present a proposal at our 2005 annual meeting but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before May 9, 2005, or our management proxies for the 2005 annual meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials. For a description of some of the requirements for suggesting an individual for consideration by the nominating committee for election as a director, see "Board of Directors; Corporate Governance Matters—Nomination Process."

Proposals and other notices should be sent to:

    David S. Elkouri, Secretary, 1100 Louisiana, Suite 4400, Houston, Texas 77002

The use of certified mail, return receipt requested, is suggested.

Annual Report and Form 10-K

        The Company's 2003 Annual Report on Form 10-K/A for the year ended December 31, 2003, including audited financial statements, accompanies this proxy statement. Additional copies of the Annual Report on Form 10-K/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to: Shane M. Bayless, 1100 Louisiana, Suite 4400, Houston, Texas 77002.

By Order of the Board of Directors

Floyd C. Wilson Chairman of the Board Houston, Texas

June 22, 2004

Appendix A

BETA OIL & GAS, INC.

Audit Committee Charter

Purpose

        The purpose of the Audit Committee (the "Committee") of Beta Oil & Gas, Inc. (the "Company") is to assist the Board of Directors (the "Board") of the Company to oversee the accounting and financial reporting process and audits of the financial statements of the Company and to assist in fulfilling its responsibilities as to the quality and integrity of the Company's financial reports. In so doing, the Committee will be the Board's principal agent in overseeing:

  •
  the integrity of the Company's financial statements and appropriateness of the Company's accounting policies and procedures;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the adequacy of the Company's internal controls;

  •
  the review and approval of all Company transactions involving a related party;

  •
  the independence and capability of the Company's independent auditors; and

  •
  the performance and sufficiency of the Company's internal and independent auditors.

        While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditors.

Composition

        The Committee shall be composed of at least three (3) members of the Board who are "independent," as defined and required pursuant to the criteria for independence set forth under Rule 10A-3 of the Securities Exchange Act of 1934, as may be amended from time to time (the "Exchange Act"), and as defined and required under the Nasdaq rules, as may be amended from time to time, or as otherwise required by securities laws, rules and regulations and the Nasdaq rules from time to time. Committee members (i) may not accept any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than in his or her capacity as a member of the Board or any committee of the Board, and (ii) may not be an "Affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act.

        Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, at the time of the Committee member's appointment. No Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. At least one Committee member shall qualify as an audit committee financial expert, if and as required by the SEC rules and the Nasdaq rules.

        The members of the Committee shall be appointed by the full Board after an affirmative judgment and declaration by the Board that each member is "independent" and shall serve until their successors shall be duly elected and qualified. Unless a Chairperson is appointed by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all Committee members.

        At its discretion, the Committee shall have direct access to the independent auditors, outside counsel and the Controller of the Company and any other employee of the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee. The members of the Committee shall also have the ability to engage, at the Company's expense, independent outside counsel and any other consultants or experts the members deem appropriate in order to carry out their responsibilities.

Meetings

        The Committee shall meet at least four times annually but in any case as often as necessary to carry out its responsibilities.

        The Chief Financial Officer and representatives of the independent auditors may be requested to attend a portion of the Committee meetings. The Chairperson may also ask other officers and employees of the Company to attend.

        The Committee shall establish such procedures, which are not inconsistent with this charter, any applicable rule, or regulation, as its members deem necessary.

        Minutes of each meeting shall be kept, and the Committee will report the results of its meetings to the Board.

Authority and Specific Duties

        The Committee is granted the authority to perform each of the specific duties enumerated below:

  Independent Audit

        1.     Be responsible for the appointment, compensation, retention, oversight and termination of the work of a registered public accounting firm to be engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditors is submitted to any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditors.

        2.     Obtain annually from the independent auditors a written list of all of their relationships with, and professional services provided to, the Company and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Committees and applicable standards and rules. The Committee shall also review no less frequently than annually a report from the independent auditors regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditors and the Company as well as all other reports from the independent auditors, including the annual comments from the independent auditors on accounting procedures and systems of control. This evaluation shall include the review and evaluation of the lead partner of the independent auditors and shall ensure the rotation of partners in accordance with the SEC rules and the securities laws. In addition, the Committee shall consider the advisability of regularly rotating the audit firm in order to maintain the independence between the independent auditors and the Company.

        3.     Evaluate the qualifications, performance and independence of the independent auditors and the senior members of the independent audit team, taking into account the opinions of management and recommend for approval by the Board the independent auditing firm to be engaged to conduct the annual audit of the financial statements of the Company and its subsidiaries for the ensuing year.

        4.     Review and approve the fee proposed by the independent auditors for their annual examination and review the contents of their engagement letter.

        5.     Review with the independent auditors, and pre-approve (prior to the beginning of their audit) the scope of their examination, the extent to which the planned audit scope can be relied upon to detect weaknesses in internal controls and to expose any activities that might be deemed illegal or otherwise improper, and the staffing of the audit including the responsibilities and staffing of the Company's internal audit personnel who will assist in the audit.

        6.     Inquire as to the extent to which the Company uses external accountants, if any, other than the principal independent auditors, and understand the rationale for using them and the extent of the review of their work to be performed by the principal auditors.

        7.     Meet with the independent auditors without management present, review the audit opinion and inquire as to:

  •
  whether there were any difficulties during their audit;

  •
  whether there were any accounting or disclosure issues not resolved to their satisfaction;

  •
  whether they have any concerns about the quality of the Company's accounting personnel or the Company's reporting policies and practices;

  •
  whether there were any matters (including matters affecting their independence) that should be discussed with the Committee that have not been raised or covered elsewhere; and

  •
  any other matters which the Committee deems relevant.

        8.     Review the independent auditors' letter to management and ascertain that management has adequately responded to the letter.

        9.     Review and pre-approve management's plans for engaging the Company's independent auditing firm to perform permitted non-audit services during the coming year considering the possible effect, if any, of such engagements on the firm's independence. Report such pre-approvals for disclosure in the Company's periodic reports. The authority to pre-approve such plans may be delegated to one or more members of the Committee, who shall report any decision to pre-approve any services to the full Committee at its regularly scheduled meetings.

  Financial Reporting

        10.   Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditors, including major issues regarding accounting, disclosure, and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company's financial statements. The review shall include the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Based on the annual review, recommend to the Board inclusion of the financial statements in the Annual Report on the Form 10-K.

        11.   Discuss with management and the independent auditors significant financial reporting issues, judgments and use of estimates (including proved reserve estimates) made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

        12.   Review with management the existence and substance of any significant accounting accruals, reserves or estimates that had a material impact on the financial statements.

        13.   Review and discuss reports from the independent auditors on:

  •
  all critical accounting policies and practices to be used;

  •
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

  •
  other material written communications between the independent auditors and management, such as any management letter.

        14.   Discuss with management the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

        15.   Inquire of and discuss with management and the independent auditors

  •
  whether there were any significant financial reporting issues discussed during the year and, if so, how they were resolved and whether a second opinion was sought;

  •
  major issues regarding financial statement presentations;

  •
  the nature of any material correcting adjustments identified by the independent auditors; and

  •
  the methods used to account for significant unusual transactions.

        16.   Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design and operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        17.   Discuss with management the Company's major financial risk exposures and the steps the management has taken to monitor and control such exposures, including the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements.

        18.   Discuss with management the open years on federal income tax returns and whether there are any significant items that have been, or are expected to be, disputed by the Internal Revenue Service or applicable taxing authorities and inquire as to the adequacy of any related tax accruals.

        19.   Discuss at least annually with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61—Communication with Audit Committees.

        20.   Obtain quarterly assurances from the senior internal auditing executive and management that the system of internal controls is adequate and effective. Obtain annually a report from the independent auditors, with attestation, regarding management's assessment of the effectiveness of the internal control structure and procedures for financial reporting.

  Internal Controls

        21.   Review the appointment and replacement of the senior internal auditing executive.

        22.   Review the significant reports to management prepared by the internal auditing personnel and management's responses.

        23.   Discuss with the independent auditors and management the internal audit personnel responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  Compliance Oversight Responsibilities

        24.   Obtain from the independent auditors assurance that Section 10A (b) of the Exchange Act has not been implicated.

        25.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and investigate any other matters brought to the Committee's attention within the scope of its duties and retain outside professional advice for this purpose if, in the Committee's judgment, that is appropriate.

        26.   Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

        27.   Discuss with the Company's outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  Other

        28.   Obtain from the Company, appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

  •
  Compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  •
  Compensation to any advisers employed by the Committee as described above;

  •
  Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        29.   Review and reassess the adequacy of this charter at least annually. If necessary, make recommendations to the Board for amendment of this charter. The Committee will annually prepare a report to be included in the Company's annual proxy statement as required by the SEC.

        30.   Review and approve all related party transactions of the Company to the extent required by Nasdaq rules.

        31.   Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF BETA OIL & GAS, INC. AS ADOPTED BY THE BOARD OF DIRECTORS ON MAY 25, 2004

I.     PURPOSE OF THE COMMITTEE

        The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Beta Oil & Gas, Inc. (the "Company") shall be to oversee the Company's executive compensation, oversee and administer the Company's stock option plans, and to act on specific matters within its delegated authority, as determined by the Board from time to time.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall be comprised of two or more directors as determined by resolution of the Board, and in accordance with any independence requirements imposed by law, regulation or Nasdaq Marketplace Rules, if and as applicable. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, as defined by Treasury Regulation 1.162-27(e)(3)(i).

        The members of the Committee shall be nominated by the Board to serve until their successors shall be duly elected and qualified. Unless the Board elects a Chair to the Committee, a Chair may be designated by a majority vote of the full Committee. Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy or by resolution of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

        The Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter. The Committee shall meet as provided by its rules and as often as it determines appropriate and may hold special meetings as circumstances require. A majority of the Committee members participating in a meeting shall constitute a quorum. Minutes shall be kept for each meeting of the Committee.

IV.    COMMITTEE RESPONSIBILITIES

        The Committee shall have the following responsibilities:

          1.     The Committee shall review and approve on at least an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer ("CEO"). The Committee shall evaluate at least once a year the CEO's performance in light of these established goals and objectives and based upon these evaluations shall recommend to the Board the CEO's annual compensation, including salary, bonus, incentive and equity compensation. The CEO shall not be present during such evaluation.

          2.     The Committee shall review and approve on at least an annual basis the evaluation process and compensation structure for the Company's executive officers. The Committee shall evaluate the performance of the executive officers of the Company and shall recommend to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. Unless otherwise determined by the Committee, the CEO may be present during

B-1

  discussions evaluating and setting the compensation levels of the Company's executive officers except himself but may not vote on such deliberations.

          3.     The Committee shall review the Company's incentive compensation and other stock-based plans and recommend new plans and changes in existing plans to the Board as needed. The Committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

          4.     The Committee shall produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable laws, rules and regulations.

          5.     The Committee shall engage and determine funding for such independent professional advisers and counsel, as the Committee determines are appropriate to carry out its functions hereunder, the cost of which shall be borne by the Company.

          6.     The Committee shall review such other matters within the scope of its responsibilities as the Committee shall determine from time to time, and make such recommendations to the Board with respect thereto as the Committee deems appropriate.

B-2

Appendix C

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF BETA OIL & GAS, INC. AS ADOPTED BY THE BOARD OF DIRECTORS ON MAY 25, 2004

I.     PURPOSE OF THE COMMITTEE

        The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Beta Oil & Gas, Inc. (the "Company") shall be to recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall be comprised of two or more directors as determined by the Board. No member of the Committee shall be an officer or employee of the Company.

        The members of the Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified. Unless the Board elects a Chair to the Committee, a Chair may be designated by a majority vote of the full Committee. Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy or by resolution of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

        The Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter. The Committee shall meet as provided by its rules and as often as it determines appropriate and may hold special meetings as circumstances require. A majority of the Committee members participating in a meeting shall constitute a quorum. The Committee may form and delegate authority to subcommittees when appropriate. Minutes shall be kept for each meeting of the Committee. The Committee may ask members of management and others to play an active role in the nominating process by making candidate recommendations to the Committee, discussing such candidates with the Committee and actively participating in recruiting candidates. It is anticipated that the Chief Executive Officer and President of the Company will be particularly active in this regard.

IV.    DUTIES OF THE COMMITTEE

A.
Board Candidates

        The Committee shall have the following responsibilities with respect to Board candidates:

          1.     The Committee shall establish procedures for evaluating the suitability of potential director nominees proposed by directors, management (including the Chief Executive Officer) or stockholders.

          2.     The Committee shall recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the bylaws of the Company, which recommendations shall be consistent with the Board's criteria for selecting new directors and independence requirements imposed by law, regulation or Nasdaq Marketplace Rules, as applicable.

          3.     The Committee shall review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and recommend whether the director should be re-nominated.

C-1

B.
Board Composition and Procedures

        The Committee shall have the following responsibilities with respect to the composition and procedures of the Board as a whole:

          1.     The Committee shall review as it deems appropriate with the Board the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board contains at least the minimum number of independent directors as may by required by law, regulation or Nasdaq Marketplace Rules, as applicable, and reflects the balance of knowledge, experience, skills, expertise, integrity and ability to make analytical inquiries, and diversity as a whole that the Committee deems appropriate.

          2.     The Committee shall review periodically the size of the Board and recommend to the Board any appropriate changes, subject to the bylaws of the Company.

C.
Other

        The Committee shall engage and determine funding for such independent professional advisers and counsel, as the Committee determines are appropriate to carry out its functions hereunder, the cost of which shall be borne by the Company.

C-2

Appendix D

BETA OIL & GAS, INC.

CODE OF ETHICS FOR CEO AND SENIOR FINANCIAL OFFICERS

        Beta Oil & Gas, Inc. (the "Company") has a Code of Conduct applicable to all directors and employees of the Company. The Chief Executive Officer ("CEO") and all senior financial officers of the Company, including the Chief Financial Officer ("CFO") and principal accounting officer, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Conduct, the CEO and senior financial officers are subject to the following additional specific policies:

          1.     The CEO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission. Accordingly, it is the responsibility of the CEO and each senior financial officer to promptly bring to the attention of the Audit Committee of the Board of Directors of the Company ("Audit Committee") any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities.

          2.     The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

          3.     The CEO and each senior financial officer shall promptly bring to the attention of the Company's outside legal counsel or the CEO (if a senior financial officer is reporting the violation) and to the Audit Committee any information he or she may have concerning any violation of the Company's Code of Conduct, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

          4.     The CEO and each senior financial officer shall promptly bring to the attention of the Company's outside legal counsel or the CEO (if a senior financial officer is reporting the violation) and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of any violation of the Code of Conduct or of these additional procedures.

          5.     The Board of Directors of the Company (the "Board") shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Conduct or of these additional procedures by the CEO and the senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Conduct and to these additional procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation and the action to be taken, such as censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual's employment. In determining what action is appropriate in a particular case, the Board or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

D-1

Appendix E

BETA OIL & GAS, INC.

CODE OF CONDUCT

Adopted as of June 7, 2004

TABLE OF CONTENTS

PUTTING THE CODE OF CONDUCT TO WORK	E-3
Meeting Our Shared Obligations	E-3
RESPONSIBILITY TO OUR ORGANIZATION	E-3
Compliance with Governmental Laws, Rules and Regulations	E-3
Conflicts of Interest	E-3
• Improper Personal Benefits from the Company	E-3
• Interests in Other Businesses and Business Arrangements with the Company	E-4
• Corporate Opportunities	E-4
• Outside Employment or Activities With a Competitor	E-5
• Family Members Working in the Industry	E-5
Insider Trading	E-5
Company Books and Records	E-5
Confidential Information	E-5
Protection and Proper Use of Our Assets	E-6
Responding to Inquiries from the Press and Others	E-6
Political Contributions and Activities	E-6
COMPETITION AND FAIR DEALING	E-6
Antitrust (Competition) Laws	E-6
DISCRIMINATION AND HARASSMENT	E-7
PROHIBITION ON GIFTS TO GOVERNMENT OFFICIALS AND EMPLOYEES	E-7
IMPLEMENTATION OF THE CODE OF CONDUCT	E-7
Responsibilities	E-7
Compliance Procedures	E-7
Enforcement of Code of Conduct	E-8
• Reporting of Violations	E-8
• Investigations of Suspected Violations	E-8
• Discipline for Violations	E-8
Waivers of the Code of Conduct	E-8
No Rights Created	E-9
Other Company Policies and Procedures	E-9

PUTTING THE CODE OF CONDUCT TO WORK

Meeting Our Shared Obligations

        Our business depends on the reputation of the Company and its employees for integrity and principled business conduct. This Code of Conduct helps each of us in this endeavor by providing a statement of fundamental principles and key policies and procedures that govern the honest and ethical conduct of our business. While this Code provides a brief summary of the standards of conduct that are the foundation of our business operations, it is not possible to cover all situations confronting our personnel in the day to day conduct of their many activities. We must rely on the individual judgment and personal ethical standards of each of us to maintain a high standard of honesty and integrity in conducting our business.

        This Code applies to all of our directors, officers, and employees. In addition, we expect others who work on our behalf, such as agents and consultants, to be guided by this Code in their work on our behalf. Each of us is responsible for knowing and understanding the policies and guidelines contained in the following pages. If you have questions, ask them; if you have ethical concerns, raise them.

RESPONSIBILITY TO OUR ORGANIZATION

Compliance with Governmental Laws, Rules and Regulations

        We, at the Company, are committed to conducting our business and relationships in accordance with all applicable laws, rules and regulations and in accordance with high standards of business ethics.

        If a law conflicts with a policy of this Code of Conduct, you must comply with the law; however if a local custom or policy (other than a policy set forth in the Code of Ethics for the Principal Executive and Senior Financial Officers as applicable to them) conflicts with this Code of Conduct, you must comply with this Code of Conduct.

Conflicts of Interest

        A conflict of interest occurs when your private interests interfere in any material or potentially material way with the interests of the Company as a whole. You must conduct the Company's business in an honest and ethical manner, including the ethical handling or avoidance of actual or apparent conflicts of interest between personal and professional relationships, and not act in a manner that could cause you to lose your independence and objectivity or that could adversely affect the reputation of our Company or damage the Company in any way.

        Although we cannot list every conceivable conflict, every employee should disclose any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the Company's Chief Ethics Officer and every member of the Board of Directors should disclose any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the Chairman of the Audit Committee of the Board of Directors. The following are some common examples that illustrate actual or apparent conflicts of interest to be avoided:

  •
  Improper Personal Benefits from the Company

    Conflicts of interest arise when an employee, officer or director, or a member of his or her Immediate Family (spouse, parents, children and siblings, whether by blood, marriage or adoption (including mother-in-law, father-in-law, brother-in-law and sister-in-law)) or persons living in such employee's, officer's or director's household, receives improper personal benefits as a result of his or her position in the Company. The persons identified in the preceding sentence may not accept any benefits from the Company that have not been duly authorized and approved pursuant to Company policy and procedure, including any Company loans or guarantees of your personal obligations. Personal loans by the Company to our executive officers and directors are prohibited by the Sarbanes-Oxley Act of 2002.

  •
  Interests in Other Businesses and Business Arrangements with the Company

    In general, employees of the Company, members of their Immediate Families and persons living in such employee's household (together Employee Representatives") may not own or hold any material interest in any other enterprise if that interest compromises such employee's loyalty to the Company. Employee Representatives may not own or hold an interest in a company that competes with the Company or in an entity with which the Company does business, nor may an employee participate in a joint venture, partnership or other business arrangement with the Company or any of its affiliates, in each case without the approval of the Chief Ethics Officer. In addition, an Employee Representative may not act as a director, officer, consultant or employee for any business institution with which we have a competitive or significant business relationship, unless so requested by the Company or approved by the Chief Ethics Officer. Nor may an Employee Representative accept, unless so approved, directly or indirectly, money or benefits of any kind from a third party as compensation or payment for any advice or services that the Employee Representative may provide to any persons or entities in connection with its business with the Company.

    Our directors should disclose any actual or potential conflict of interest involving such director to the Chairman of the Audit Committee, including the existence of any of the following: (i) any material or controlling interests owned or held in a company that competes with the Company or in any entity with which the Company does business or has any participation in a joint venture, partnership or other business arrangement with the Company or any of its affiliates, (ii) any instance when such person is acting as a director, officer, consultant or employee for any business institution with which the Company has a competitive or significant business relationship, and (iii) any compensation or payments for any advice or services that such person may provide to any persons or entities in connection with its business with the Company. In the event an actual conflict of interest involving a director shall arise (as opposed to a potential conflict of interest), such director shall also report such conflict to the entire Board of Directors. The Audit Committee of the Board of Directors has the authority to evaluate conflicts of interest and recommend actions to be taken by the Board of Directors in connection with conflicts of interests or to report the existence of any such conflict of interest to the full Board of Directors for it to take action.

    An ownership interest of less than 1% of the equity securities of a publicly traded company by officers, directors or employees will not be deemed to raise a conflict of interest.

  •
  Corporate Opportunities

    As employees, officers and directors of the Company, we owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. An employee, officer or director can violate this duty if he personally profits from a business opportunity which rightfully belongs to the Company. Without the approval of the Chief Ethics Officer, an employee is prohibited from taking for himself personal business or investment opportunities that are discovered through the use of corporate property or information or his position at the Company. Similarly, an employee may not use corporate property, information or his position for personal gain, nor may he compete with the Company or market products or services in competition with the Company's current or potential business activities without the approval of the Chief Ethics Officer.

  •
  Outside Employment or Activities With a Competitor

    Except as otherwise approved in writing as discussed under "Waivers of the Code of Conduct," the Company expects all employees to devote their full business time to their employment with the Company. The simultaneous employment with, or serving as a director of or a consultant to, a competitor of the Company is prohibited for all employees, as is any activity that is intended to or that an employee should reasonably expect to advance a competitor's interests, in each case without approval of the Chief Ethics Officer. It is each employee's responsibility to consult with the Company's outside counsel and/or the Chief Ethics Officer to determine whether a planned activity will compete with any of the Company's business activities before he or she pursues the activity in question.

  •
  Family Members Working in the Industry

    If, directly or indirectly, a member of an employee's Immediate Family is a competitor of the Company, does business with the Company, or is employed by a competitor or an entity which does business with the Company, an employee must disclose the situation to your supervisor so that the Company may assess the nature and extent of any concern and how it can be resolved. Executive officers and directors should disclose such matters to the Chairman of the Audit Committee.

        Periodically, the Company may distribute a conflict of interest questionnaire to all directors, officers, managers and certain other employees. Recipients of such questionnaire are to answer all questions fully and accurately and must certify as to the accuracy of the information given.

Insider Trading

        Employees, officers and directors who have access to non-public information regarding the Company and other entities are not permitted to use or share that information for purposes of trading securities of the Company or such other entity or for any other purpose except the conduct of our business. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is unethical and illegal. If you have any questions, please refer to the Company's Insider Trading Policy, a copy of which can be obtained from the Chief Ethics Officer, or contact the Chief Ethics Officer or consult the outside counsel of the Company.

Company Books and Records

        It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the Company. To the extent you are responsible for the completion or preparation of Company documents, you must prepare and complete all such documents accurately, truthfully, and in a timely manner, and when applicable, documents must be properly authorized. In addition, to the extent you are responsible for recording the Company's financial activities, you must record such activities in compliance with all applicable laws and accounting practices. The making of false or misleading entries, records or documentation is strictly prohibited. Records should always be retained or destroyed according to any record retention policies that we may have.

Confidential Information

        You must maintain the confidentiality of proprietary information entrusted to you by the Company or the persons or entities with which the Company does business, except when disclosure is authorized or legally mandated. Proprietary information includes all non-public information that might be of use to competitors, or harmful to the Company or the persons or entities with which the Company does business, if disclosed. It also includes intellectual property such as trade secrets, patents, trademarks, including our name, and copyrights, as well as business, marketing and service plans, engineering, production and land information, geological and geophysical information, ideas, designs, databases, records, salary information, unpublished financial data and reports, and merger, acquisition and divestiture information of the Company, and information that the persons or entities with which we do business have entrusted to us. The obligation to preserve proprietary information continues even after employment or other relationship with the Company ends. Disclosure at any time also could be illegal and could result in civil or criminal penalties.

        If, in doing business with persons not employed by the Company, you foresee that you may need to disclose confidential information, you should contact the Company's outside counsel and discuss the possibility of entering into a Confidentiality Agreement.

Protection and Proper Use of Our Assets

        All employees should endeavor to protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on our profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted. The obligation of employees to protect our assets includes our proprietary information.

Responding to Inquiries from the Press and Others

        Company employees who are not official Company spokespersons may not speak with the press, securities analysts, other members of the financial community, stockholders or groups or organizations as a Company representative unless specifically authorized to do so by the Company's Chief Executive Officer.

Political Contributions and Activities

        Company employees are encouraged to maintain an interest in political matters, but should recognize that participation in politics is primarily a matter of individual choice. Involvement and participation in political activities must be on an individual basis, your own time, and at your own expense. Further, when an employee, officer or director speaks on public issues, it must be made clear that comments or statements made are such employee's, officer's or director's own and not those of the Company.

COMPETITION AND FAIR DEALING

        Employees, officers and directors should endeavor to deal fairly with the Company's customers, suppliers, competitors and employees. We must not take unfair advantage of others through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

Antitrust (Competition) Laws

        The Company is firmly committed to compliance at all times with both the letter and spirit of United States and international antitrust and trade regulation laws, which generally prohibit agreements or actions that unreasonably restrain trade or competition (such as price fixing, market or customer allocation and boycotts). When you encounter situations that appear to involve antitrust issues, contact the Company's outside counsel for further guidance.

DISCRIMINATION AND HARASSMENT

        We are firmly committed to providing equal opportunity in all aspects of employment and, consistent with the Company's policies, we have a "zero tolerance policy" for all illegal discrimination and harassment. Harassment covers a wide range of conduct, including unwelcome sexual advances or the use of racial epithets. If you have any questions, please contact the Chief Ethics Officer.

PROHIBITION ON GIFTS TO GOVERNMENT OFFICIALS AND EMPLOYEES

        All employees, officers and directors who come into contact with government officials—domestic and foreign—must maintain high professional standards. Employees, officers and directors are prohibited from providing gifts, meals or anything of value to United States government officials or employees or members of their families on behalf of the Company without prior written approval from the Chief Ethics Officer or the Company's outside counsel. Never offer anything of value to influence official acts or decisions of government officials, to obtain or retain business, or to secure any improper advantages. Bribery of government officials can lead to criminal penalties.

IMPLEMENTATION OF THE CODE OF CONDUCT

Responsibilities

        While each of us is individually responsible for putting the Code of Conduct to work, we need not do it alone. The Company has a number of resources, people and processes in place to answer our questions and guide us through difficult decisions.

        Copies of the Code of Conduct are available from the Chief Ethics Officer, the Company's outside counsel, or on the Company's website.

Compliance Procedures

        All of us must work to ensure prompt and consistent action against violations of this Code of Conduct. This Code of Conduct cannot provide definitive answers to all questions. Therefore, it is important that we have a fair process by which violations of this Code of Conduct are determined. When faced with a new question or problem, keep the following in mind:

  •
  Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

  •
  Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question with which you are faced, and on the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

  •
  Clarify your responsibility and role. In many situations, there is a shared information and responsibility. Are your colleagues informed? It may help to get others involved to discuss the problem.

  •
  Discuss the problem with your supervisor. Unless your supervisor is involved in the alleged violation, this is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and he or she will appreciate being brought into the process. Remember that it is your supervisor's responsibility to help solve problems.

  •
  Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, remember that the Company maintains an "open door" policy so that you may discuss the issue with the Chief Ethics Officer. If that is not appropriate or satisfactory, the

    Company's "open door" policy allows you to continue to raise the matter to higher levels of management, including ultimately the Chief Executive Officer and the Board of Directors, or, if you prefer, to the Company's outside counsel.

  •
  You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, all reasonable efforts to maintain your anonymity will be made. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

  •
  Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Enforcement of Code of Conduct

  •
  Reporting of Violations

    If you know of or suspect a violation of applicable laws, rules or regulations, this Code of Conduct, or the Company's related policies, you must immediately report that information to your supervisor, the Chief Ethics Officer, the Company's outside counsel, a member of the Audit Committee or their designees, without regard to the usual lines of reporting. In regards to complaints or violations concerning accounting or auditing matters, employees may forward complaints on a confidential or anonymous basis to the Audit Committee through our "Whistle Blower" hotline, 1-888-883-1499

  •
  Investigations of Suspected Violations

    All reported violations will be promptly and thoroughly investigated and treated consistently and confidentially to the greatest extent possible. It is imperative that reporting persons not conduct their own preliminary investigations. Investigations of alleged violations may involve complex legal and other issues, and acting on your own may compromise the integrity of an investigation and adversely affect both you and the Company.

  •
  Discipline for Violations

    The Company intends to use every reasonable effort to prevent the occurrence of conduct not in compliance with this Code of Conduct, applicable laws, rules or regulations, or the Company's related policies, and to halt any such conduct that may occur as soon as reasonably possible after its discovery. The Company will deal with illegal actions swiftly and report such violators to the appropriate authorities. Company personnel who violate the Code of Conduct and/or other Company policies and procedures will be subject to disciplinary measures, up to and including suspension or discharge. These measures will also be taken against anyone who directs or approves infractions or has knowledge of them and does not promptly report and correct them in accordance with Company policies.

Waivers of the Code of Conduct

        The Company will waive application of the policies set forth in the Code of Conduct only in circumstances that the Company believes warrants granting a waiver. Waivers of the Code of Conduct for directors and executive officers may be made only by the Audit Committee and will be promptly disclosed as required by applicable law, rule, regulation or requirement of the NASDAQ stock market. Waivers of the Code of Conduct for all employees other than directors and executive officers of the Company may be made only by the Chief Executive Officer and the Chief Ethics Officer. All waivers pursuant to this section must be in writing.

No Rights Created

        The Code of Conduct is not intended to and does not constitute an employment contract or assurance of continued employment, and does not create any rights in any employee, persons or entities with which the Company does business, stockholder of the Company or in any other person or entity.

Other Company Policies and Procedures

        This Code is not intended to supersede the existing Company policies and procedures already in place. Certain policies and procedures referred to herein are contained in their entirety in those other documents, and you should refer to those documents for a complete description of such policies and procedures. A copy of all such policies and procedures may be obtained from the Chief Ethics Officer.

ACKNOWLEDGMENT FORM

        I have received and read the Code of Conduct of Beta Oil & Gas, Inc. (the "Company"), and I understand its contents. I agree to comply fully with the standards, policies and procedures contained in the Code of Conduct and the Company's related policies and procedures. I understand that I have an obligation to report to my supervisor, the Company's outside counsel, the Chief Ethics Officer, a member of the Audit Committee, or other appropriate persons set forth in the Code of Conduct, any suspected violations of the Code of Conduct of which I am aware. I acknowledge that the Code of Conduct is a statement of policies for business conduct and does not, in any way, constitute an employment contract or an assurance of continued employment.

Printed Name
Signature
Date

Appendix F

FORM OF
AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Plan of Merger") is made and entered into by and between Beta Oil & Gas, Inc., a Nevada corporation (the "Parent"), and Petrohawk Energy Corporation (the "Subsidiary" or "Surviving Entity"), a Delaware corporation.

RECITALS

        A.    The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Parent is located at 1100 Louisiana, Suite 4400, Houston, Texas 77002.

        B.    The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Subsidiary is located at 1100 Louisiana, Suite 4400, Houston, Texas 77002.

        C.    The Parent owns 100% of the issued and outstanding shares of the Subsidiary.

        D.    The stockholder and/or board of director approvals and consents required in accordance with the provisions of Sections 92A.120 of the Nevada Revised Statutes (the "NRS") and Section 253 of the General Corporation Law of Delaware (the "DGCL") for the merger of the Parent with and into the Subsidiary, upon the terms and conditions set forth in this Plan of Merger, have been obtained.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
TERMS OF MERGER

        1.1    Merger.    On the Effective Date of the Merger (as hereinafter defined), in accordance with the NRS and the DGCL, the Parent shall be merged with and into the Subsidiary upon the terms and conditions set forth in the subsequent provisions of this Plan of Merger (the "Merger").

        1.2    Filings and Effectiveness.    The date and time when the Merger shall become effective (the "Effective Date of the Merger") shall be when the following actions have been completed: (i) the Articles of Merger, the form of which is attached hereto as Exhibit A, are filed with the Secretary of State of Nevada and (ii) the Certificate of Ownership and Merger, the form of which is attached hereto as Exhibit B, is filed with the Secretary of State of the State of Delaware.

        1.3    Effect of Merger.    The Subsidiary, as the Surviving Entity in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of the Subsidiary and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of the Parent as a distinct entity shall cease. At that time all rights, franchises and interests of the Subsidiary and the Parent, respectively, in and to every type of property, whether real, personal or mixed, and choices in action shall be transferred to and vested in the Surviving Entity by virtue of the Merger without any deed or other transfer. The Surviving Entity, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of the Parent and the Subsidiary, and all property, whether real, personal or mixed, of the Parent and the Subsidiary, and all debts due to the Parent and the Subsidiary on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in the Surviving Entity. All property, rights, privileges, powers and franchises, and all and every other interest of the Parent or the Subsidiary as of the Effective Date of the Merger, shall thereafter be the property of the Surviving Entity to the same extent and effect as such was of the Parent and the Subsidiary, respectively, prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in the Parent and the Subsidiary shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of the Parent and the Subsidiary shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Surviving Entity. Neither the rights of creditors nor any liens or security interests upon the property of either of the Parent or the Subsidiary shall be impaired by the Merger. The Surviving Entity shall carry on business with the assets of the Parent and the Subsidiary. The established offices and facilities of the Parent and the Subsidiary immediately prior to the Merger shall become the established offices and facilities of the Surviving Entity. All corporate acts, plans, policies, resolutions, approvals and authorizations of the stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of the Parent, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to the Parent. The employees of the Parent shall become the employees of the Surviving Entity and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Parent.

        1.4    Disposition and Conversion of Shares.    The mode of carrying the Merger into effect and the manner and the disposition of the shares of the Parent and the Subsidiary shall be as follows:

          (a)    Subsidiary Shares.    Each share of common stock, par value $0.001 per share, of the Subsidiary issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger, and without any action by the Subsidiary, by the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of the Subsidiary common stock or other securities of the Surviving Entity shall be issuable with respect thereto.

          (b)    Parent Common Shares.    Each share of common stock, par value $0.001 per share, of the Parent issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger, and without any action by the Parent, by the holder of such shares or by any other person, be converted into and exchanged for one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

          (c)    Parent Preferred Shares.    Each share of preferred stock, par value $0.001 per share, of the Parent issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger, and without any action by the Parent, by the holder of such shares or by any other person, be converted into and exchanged for one fully paid and nonassessable share of preferred stock, par value $0.001 per share, of the Surviving Corporation.

          (d)    Exchange of Certificates.    Each outstanding certificate theretofore representing shares of Parent common stock shall be deemed for all purposes to represent the number of whole shares of the Subsidiary common stock into which such shares of Parent common stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by the Subsidiary. In addition, each outstanding certificate theretofore representing shares of Parent preferred stock shall be deemed for all purposes to represent the number of whole shares of the Subsidiary preferred stock into which such shares of Parent preferred stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by the Subsidiary. However, after the Effective

  Date of the Merger, each holder of an outstanding certificate representing shares of the Parent common stock or Parent preferred stock may, at such stockholder's option and sole discretion, surrender the same for cancellation to [Insert name of transfer agent] as the sole stock transfer and registrar of the Parent common stock and Parent preferred stock and as exchange agent therefor (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Subsidiary common stock or Subsidiary preferred stock, respectively, into which the surrendered shares were converted as herein provided. The registered owner on the books and records of the Subsidiary or the Exchange Agent of any such outstanding certificate representing shares of the Parent common stock or Parent preferred stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Entity or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock or preferred stock of the Surviving Entity represented by such outstanding certificate as provided above.

          Each certificate representing common stock or preferred stock of the Surviving Entity so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Parent so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Entity in compliance with applicable laws.

          If any certificate for shares of Surviving Entity stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Surviving Entity that such tax has been paid or is not payable.

          (e)    Validity of Subsidiary Common Stock.    At the Effective Date of the Merger, all shares of the Subsidiary common stock or preferred stock into which shares of the Parent common stock or preferred stock are to be converted respectively pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of the Parent common stock or preferred stock.

        1.5    Certificate of Incorporation of Surviving Entity.    The Certificate of Incorporation of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Entity until duly amended in accordance with the provisions thereof and applicable law.

        1.6    Bylaws of Surviving Entity.    The Bylaws of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Entity until altered, amended or repealed as provided in the Bylaws or as provided by applicable law.

        1.7    Directors and Officers of Surviving Entity.    The directors and officers of the Parent as of the Effective Date of the Merger shall be and become the directors and officers of the Surviving Entity, until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

        1.8    Accounting Matters.    The assets and liabilities of the Parent and the Subsidiary, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving Entity at the amounts at which they shall be carried at that time on the books of the Parent and the Subsidiary. The amount of the capital surplus and earned surplus accounts of the Surviving Entity after the Merger shall be determined by the Board of Directors of the Surviving Entity in accordance with the laws of the State of Delaware and generally accepted accounting principles.

ARTICLE II
GENERAL PROVISIONS

        2.1    Binding Agreement.    This Plan of Merger shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

        2.2    Amendments.    The Board of Directors of the Parent and the Subsidiary may amend this Plan of Merger at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to the adoption of this Plan of Merger by the stockholders of either the Parent or the Subsidiary shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent and the Subsidiary; (ii) alter or change any material term of the Certificate of Incorporation of the Surviving Entity to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Parent and the Subsidiary.

        2.3    Further Assurances.    From time to time, as and when required by the Subsidiary or by its successors or assigns, there shall be executed and delivered on behalf of the Parent such deeds and other instruments, and there shall be taken or caused to be taken by the Parent such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Entity the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Parent and otherwise to carry out the purposes of this Plan of Merger. The officers and directors of the Subsidiary are fully authorized in the name and on behalf of the Parent or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

        2.4    Abandonment.    At any time before the Effective Date of the Merger, this Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Parent or the Subsidiary, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Plan of Merger by the stockholders of the Parent or Subsidiary, or by both. In the event of the termination of this Plan of Merger and the abandonment of the Merger pursuant to the provisions of this Section, this Plan of Merger shall become void and have no effect, without any liability on the part of either of the Parent or the Subsidiary or their respective officers, directors or shareholders in respect thereof.

        2.5    Governing Law.    This Plan of Merger shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Revised Statutes.

        IN WITNESS WHEREOF, this Plan of Merger is hereby executed upon behalf of each of the parties thereto as of the date set forth below.

Dated:	Beta Oil & Gas, Inc. (A Nevada corporation)
	By:	Name: Title
Dated:	Petrohawk Energy Corporation (A Delaware corporation)
	By:	Name: Title:

Exhibit A

APPLICABLE EXCERPTS FROM THE FORM OF
ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200).
Beta Oil & Gas, Inc. Name of merging entity
	Nevada Jurisdiction	Corporation Entity type
and,
Petrohawk Energy Corporation Name of surviving entity
	Delaware Jurisdiction	Corporation Entity type
2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger—NRS 92A.190):
	Attn:	Floyd C. Wilson, President & Chief Executive Officer
	c/o:	Petrohawk Energy Corporation
1100 Louisiana, Suite 4400
Houston, Texas 77002
3)	(Choose one)
	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
4)	Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity)
	(a)	Owner's approval was not required from:
Petrohawk Energy Corporation Name of surviving entity, if applicable
	(b)	The plan was approved by the required consent of the owners of:
Beta Oil & Gas, Inc. Name of merging entity, if applicable

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200):
None
6)	Location of Plan of Merger (check a or b):
(a) The entire plan or merger is attached;
or,
X
(b) The entire plan or merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).
7)	Effective date (optional) *:
8)
Signatures—Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partners; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*
Beta Oil & Gas, Inc. Name of merging entity
Chief Executive Officer

	Signature	Title	Date
Petrohawk Energy Corporation Name of surviving entity
Chief Executive Officer

	Signature	Title	Date

* A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed.

Exhibit B

FORM OF

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING

BETA OIL & GAS, INC.

INTO

PETROHAWK ENERGY CORPORATION

 (Pursuant to Section 253 of the Delaware General Corporation Law)

Beta Oil & Gas, Inc., a corporation organized and existing under the laws of the state of Nevada,

DOES HEREBY CERTIFY:

FIRST:    That it was organized pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes on the 6th day of June, 1997.

SECOND:    That is owns 100% of the outstanding shares of capital stock of Petrohawk Energy Corporation, a corporation organized pursuant to the provisions of the General Corporation Law of the State of Delaware on the day of , 2004.

THIRD:    That its board of directors, by unanimous vote determined to merge the corporation into said Petrohawk Energy Corporation and did adopt the following resolutions on the 3rd day of June, 2004:

RESOLVED, that this corporation, Beta Oil & Gas, Inc. merge itself with and into Petrohawk Energy Corporation, which corporation, Petrohawk Engery Corporation, assumes all of the obligations of Beta Oil & Gas, Inc.

RESOLVED FURTHER, that the terms and conditions of the merger as set forth in the Agreement and Plan of Merger are as follows upon the completion of the merger: (a) all of the common stock, par value of $0.001, of Petrohawk Energy Corporation held by Beta Oil & Gas, Inc. shall be surrendered, cancelled and returned to the status of authorized but unissued shares; (b) each share of common stock of Beta Oil & Gas, Inc. issued and outstanding immediately prior to the merger shall be converted into one fully paid and nonassessable share of common stock, par value $0.001 per share, of Petrohawk Energy Corporation; and (c) each share of preferred stock, par value of $0.001 per share, of Beta Oil & Gas, Inc. issued and outstanding immediately prior to the merger shall be converted into one fully paid and nonassessable share of preferred stock, par value $0.001 per share, of Petrohawk Energy Corporation.

RESOLVED FURTHER, that the Agreement and Plan of Merger in the form attached hereto as Exhibit A is hereby approved and adopted.

RESOLVED FURTHER, that this resolution to merge Beta Oil & Gas, Inc. with and into its wholly owned Delaware subsidiary, Petrohawk Energy Corporation, be submitted to the stockholders of Beta Oil & Gas, Inc. for approval in accordance with the laws of the State of Nevada under which the corporation is organized.

FOURTH:    That this merger has been approved by at least a majority of the outstanding shares of stock of Beta Oil & Gas, Inc., at a meeting of stockholders called for that purpose in accordance with the laws of the State of Nevada under which Beta Oil & Gas, Inc. is organized.

FIFTH:    A copy of the Agreement and Plan of Merger is on file at the principal office of the surviving corporation, Petrohawk Energy Corporation, the address of which is 1100 Louisiana, Suite 4400, Houston, Texas 77002.

SIXTH:    The surviving corporation, Petrohawk Energy Corporation, shall furnish on request and without cost, a copy of the Agreement and Plan of Merger, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, said Beta Oil & Gas, Inc. has caused this Certificate to be signed by                        , an authorized officer this         day of                        , 2004.

By:
Name:
Title:

Appendix G

FORM OF
CERTIFICATE OF INCORPORATION
OF
PETROHAWK ENERGY CORPORATION

        FIRST:    The name of this corporation is PETROHAWK ENERGY CORPORATION.

        SECOND:    The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

        FOURTH:    The aggregate number of shares of stock the corporation is authorized to issue is 50,000,000 shares of a class designated as common stock, par value $0.001 per share, and 5,000,000 shares of a class designated as Preferred Stock, par value $0.001 per share, and the relative rights of the shares of each class are as follows:

        1.    Common Stock.

          (a)   The holders of common stock shall have and possess all rights as stockholders of the corporation except as such rights may be limited by the preferences, privileges and voting powers, and the restrictions and limitations of the outstanding Preferred Stock. All common stock, when duly issued, shall be fully paid and nonassessable. The holders of common stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

          (b)   Each stockholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote.

          (c)   The holders of shares of common stock shall be entitled to receive the net assets of the corporation upon dissolution or liquidation, subject to the payment of any preferences thereto applicable to outstanding Preferred Stock.

        2.    Preferred Stock.    The corporation may divide and issue the Preferred Stock in series. Preferred shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of Directors hereby is expressly vested with authority to divide the class of Preferred Stock into series and to fix and determine the relative rights, limitations and preferences of the shares of any such series so established to the full extent permitted by this Certificate of Incorporation and the Delaware General Corporation Law in respect of the following:

          (a)   The number of shares to constitute such series, and the distinctive designations thereof;

          (b)   The rate and preference of any dividends and the time of payment of any dividends, whether dividends are cumulative and the date from which any dividends shall accrue;

          (c)   Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

          (d)   The amount payable upon shares in event of involuntary liquidation;

          (e)   The amount payable upon shares in event of voluntary liquidation;

          (f)    Sinking fund or other provisions, if any, for the redemption or purchase of shares;

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          (g)   The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

          (h)   Voting rights, if any; and

          (i)    Any other relative rights and preferences of shares of such series, including without limitation any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

Notwithstanding the fixing of the number of shares constituting the particular series upon the issuance thereof, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series or may reduce the number of shares constituting such series.

        The Board of Directors expressly is authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock, but in all other respects the shares of each series shall be of equal rank with each other, regardless of series. All Preferred Stock in any one series shall be identical in all respects.

        FIFTH:    The governing body of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the corporation.

        The first board of directors shall consist of one (1) director, whose name and address is Floyd C. Wilson, 1100 Louisiana, Suite 4400, Houston, Texas 77002.

        SIXTH:    The incorporator of the corporation is David S. Elkouri, whose mailing address is 2000 Epic Center, 301 North Main, Wichita, Kansas 67202.

        SEVENTH:    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of duty as a director. Without limiting the foregoing in any respect, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

        The undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, makes the certificate as of July     , 2004, declaring and certifying that this is his act and deed and that the facts herein stated are true.

                      David S. Elkouri

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Appendix H

FORM OF

BYLAWS

OF

PETROHAWK ENERGY CORPORATION

a Delaware corporation

ARTICLE I
OFFICES

        Section 1.    Registered Office.    The registered office of Petrohawk Energy Corporation (the "Corporation") shall be as set forth in its Certificate of Incorporation until changed by the Board of Directors as provided by law.

        Section 2.    Other Offices.    The Corporation may also have such offices and places of business, within or without the State of Delaware, as the Board of Directors may determine from time to time or as the business of the Corporation may require.

ARTICLE II
DIRECTORS—MANAGEMENT

        Section 1.    Powers, Standard of Care.

          1.1    Powers:    Subject to the provisions of the Delaware General Corporation Law (hereinafter the "DGCL"), and subject to any limitations in the Certificate of Incorporation of the Corporation relating to action required to be approved by the Stockholders, as that term is defined in the DGCL, or by the outstanding shares, as that term is defined DGCL, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

          1.2    Standard of Care; Liability:

            1.2.1    Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

            1.2.2    In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

            1.3.1    One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

            1.3.2    Counsel, independent accountants or other persons as to which the Director believes to be within such person's professional or expert competence, or

            1.3.3    A committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

        Section 2.    Number and Qualification of Directors.    The authorized number of Directors of the Corporation shall be not less than one (1) nor more than nine (9) until changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws or, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term.

        Section 3.    Election and Term of Office of Directors.

          3.1    Directors shall be elected at each annual meeting of the Stockholders to hold office until the next annual meeting. If any such annual meeting of Stockholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Stockholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

        Section 4.    Vacancies.

          4.1    Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Stockholders and until a successor has been elected and qualified. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

          4.2    A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony.

          4.3    The Stockholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

          4.4    Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective.

          4.5    No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

        Section 5.    Removal of Directors.

          5.1    The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 141 of the DGCL at any special meeting of stockholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed, subject to the provisions of Section 5.2.

          5.2    When the provisions of the Certificate of Incorporation provide that the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

        Section 6.    Place of Meetings.    Regular meetings of the Board of Directors shall be held at any place within or outside the state of Delaware that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state of Delaware that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment pursuant to Section 141(i) of the DGCL, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

        Section 7.    Annual Meetings.    Immediately following each annual meeting of Stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the DGCL by the Secretary or other officer designated for that purpose.

        Section 8.    Other Regular Meetings.

          8.1    Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

          8.2    If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

        Section 9.    Special Meetings/Notices.

          9.1    Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors.

          9.2    Notice of the time and place for special meetings shall be delivered personally by electronic transmission or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally by electronic transmission, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal office of the Corporation.

        Section 10.    Waiver of Notice.

          10.1    The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

          10.2    Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

        Section 11.    Quorums.    A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Certificate of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        Section 12.    Adjournment.    A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

        Section 13.    Notice of Adjournment.    Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

        Section 14.    Sole Director Provided by Certificate of Incorporation or Bylaws.    In the event only one Director is required by the Bylaws or the Certificate of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

        Section 15.    Directors Action by Unanimous Written Consent.    Pursuant to Section 141(f) of the DGCL, any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

        Section 16.    Compensation of Directors.    Directors shall not receive any stated salary for their services, but by resolution of the Board of Directors, compensation may be allowed for their services as Directors or members of committees of the Board. The Board may also provide that the Corporation shall reimburse each Director for expense of attendance, if any, at each regular and special meeting of the Board of Directors or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

        Section 17.    Committees.    Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of one or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

        Section 18.    Meetings and Action of Committees.    Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

        Section 19.    Advisory Directors.    The Board of Directors from time to time may elect one or more persons to be Advisory Directors, who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III
OFFICERS

        Section 1.    Officers.    The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

        Section 2.    Election of Officers.    The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

        Section 3.    Subordinate Officers, Etc.    The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

        Section 4.    Removal and Resignation of Officers.

          4.1    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

          4.2    Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

        Section 5.    Vacancies.    A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

        Section 6.    Chairman of the Board.

          6.1    The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

        Section 7.    President.    Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The

President shall preside at all meetings of the Stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

        Section 8.    Vice President.    In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, or the Chairman of the Board.

        Section 9.    Secretary.

          9.1    The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Stockholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Stockholders' meetings and the proceedings thereof.

          9.2    The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Stockholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

          9.3    The Secretary shall give, or cause to be given, notice of all the meetings of the Stockholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

        Section 10.    Treasurer.

          10.1    The Treasurer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

          10.2    The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE IV
STOCKHOLDERS' MEETINGS

        Section 1. Place of Meetings. Meetings of the Stockholders shall be held at any place within or outside the state of Delaware designated by the Board of Directors. In the absence of any such designation, Stockholders' meetings shall be held at the principal office of the Corporation.

        Section 2. Annual Meeting.

        2.1.  The annual meeting of the Stockholders shall be held, each year at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

        2.2   At the annual meeting, the Stockholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

        Section 3. Special Meetings.

        3.1   Special meetings of the Stockholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. Except as provided in paragraph B below of this Section 3, notice shall be given as for the annual meeting.

        3.2   If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Chancery Court. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Stockholders called by action of the Board of Directors may be held.

        Section 4. Notice of Meetings—Reports.

        4.1   Notice of any Stockholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Stockholders entitled to vote thereat by the Chief Executive Officer, Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Stockholder.

        4.2   Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the DGCL and shall be sent to the Stockholder's address appearing on the books of the Corporation, or supplied by the Stockholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the DGCL by posting notice at a place where the principal office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal office is located.

        4.3   Notice of any meeting of Stockholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the

Stockholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

        4.4   Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

        4.5   If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to the DGCL, (ii) an amendment to the Certificate of Incorporation, pursuant to the DGCL, (iii) a reorganization of the Corporation, pursuant to the DGCL, (iv) dissolution of the Corporation, pursuant to the DGCL, or (v) a distribution to preferred Stockholders, pursuant to the DGCL, the notice shall also state the general nature of such proposal.

        Section 5. Quorum.

        5.1   The holders of a majority of the shares entitled to vote at a Stockholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by the DGCL or by these Bylaws.

        5.2   The Stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

        Section 6. Adjourned Meeting and Notice Thereof.

        6.1   Any Stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

        6.2   When any meeting of Stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

        Section 7.    Waiver or Consent by Absent Stockholders.

        7.1   The transactions of any meeting of Stockholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Stockholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

        7.2   The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.5 of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        7.3   Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of such meeting.

ARTICLE V
AMENDMENTS TO BYLAWS

        Section 1. Amendment by Stockholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

        Section 2. Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the stockholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of stockholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the stockholders. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

        Section 3. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI
SHARES OF STOCK

        Section 1. Certificate of Stock.

        1.1   The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the holder's name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the President or a Vice President and (2) the Secretary, Treasurer, any Assistant Secretary or Assistant Treasurer.

        1.2   No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

        1.3   To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

        Section 2. Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of directors, it is proper to do so.

        Section 3. Transfer of Shares.

        3.1   Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

        3.2   The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

        Section 4. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of stockholders of record entitled to notice of, or to vote at, any meeting of stockholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VII
DIVIDENDS

        Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII
FISCAL YEAR

        The fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX
CORPORATE SEAL

        If a corporate seal is required, the corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "Delaware" to indicate the Corporation was incorporated pursuant to the laws of the State of Delaware.

ARTICLE X
INDEMNITY

        The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding (or a part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

ARTICLE XI
MISCELLANEOUS

        Section 1. Stockholders' Agreements. Notwithstanding anything contained in this Article XI to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Stockholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article IV, herein as to Stockholders' meetings and actions.

        Section 2. Subsidiary Corporations. Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter. For the purpose of this Section, a subsidiary of the Corporation is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

CERTIFICATE OF SECRETARY

        I, the undersigned, certify that:

        1.    I am the duly elected and acting Secretary of PETROHAWK ENERGY CORPORATION, a Delaware corporation; and

        2.    The foregoing Bylaws, consisting of 15 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

        IN WITNESS WHEREOF, I have subscribed my name on this              day of July, 2004.

                      David S. Elkouri, Secretary

Appendix I

FORM OF
CERTIFICATE OF DESIGNATION
of
8% CUMULATIVE CONVERTIBLE PREFERRED STOCK
of
PETROHAWK ENERGY CORPORATION

Pursuant to Section 151 of the Delaware General Corporation Law

        Petrohawk Energy Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of Preferred Stock, par value $0.001 per share, designated as 8% Cumulative Convertible Preferred Stock:

          RESOLVED, that a series of the class of authorized $0.001 par value Preferred Stock of the Corporation is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amounts

        The shares of such series shall be designated as the "8% Cumulative Convertible Preferred Stock" (the "8% Preferred") and the number of shares initially constituting such series shall be 1,500,000, which number may be decreased (but not increased) by the Board of Directors without a vote of the stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of 8% Preferred and shares of 8% Preferred issuable on exercise of rights to acquire 8% Preferred or otherwise acquire shares of 8% Preferred from the Corporation. The 8% Preferred shall rank senior to the $0.001 par value common stock ("Common Stock") of the Corporation with respect to both the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up.

        2.    Dividends

        The holders of the 8% Preferred shall be entitled to receive out of any assets legally available therefor cumulative dividends on each outstanding share of 8% Preferred at the rate of 8% of the Initial Liquidation Price, as described in Section 3(a) below, per share per annum from the date of issuance, payable quarterly within 15 days following the end of the calendar quarters ending March 31, June 30, September 30 and December 31 of each year, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the Corporation. Such dividends shall accrue from the day of original issuance of such share and shall accrue from day to day whether or not earned or declared. If at any time dividends on the outstanding 8% Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the shares of any other class or series of stock of the Corporation. Neither conversion (whether voluntary or automatic) nor redemption of the 8% Preferred shall affect any holder's right to receive any accrued but unpaid dividends on such 8% Preferred. In the event that the 8% Preferred is automatically converted into Common Stock in accordance with Section 4(e) below, or is called for redemption by the Corporation in accordance with Section 5 below within one year of issuance of the 8% Preferred, the Corporation shall at the one year anniversary of the issuance, pay to the holder of record on the date of conversion, an amount equal to dividends for the first year less any dividends paid.

        3.    Liquidation Preference

        (a)    Distribution Amount.    In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the 8% Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of any other class or series of shares, the amount of $9.25 per share per Preferred Share (the "Initial Liquidation Price") plus any accrued but unpaid dividends (together the "Liquidation Preference").

        (b)    Consolidation or Merger.    A consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation, or a series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 3 if the holders of 8% Preferred have essentially equivalent rights following such transaction as they held prior thereto, as determined by the Board of Directors of the Corporation in the reasonable exercise of its discretion; otherwise such a transaction shall be deemed to be a liquidation for purposes of this Section 3.

        4.    Conversion.    The 8% Preferred shall be convertible into Common Stock in accordance with the following:

        (a)    Optional Conversion by Holders.    A holder of 8% Preferred may at anytime, at the holder's option, convert all but not less than all of the holder's 8% Preferred into Common Stock. Each share of 8% Preferred shall be convertible into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the Liquidation Preference of the 8% Preferred determined pursuant to Section 3 hereof on the date of conversion, by (ii) the Conversion Price determined as hereinafter provided in effect on such date. Each share of 8% Preferred shall thus at the date of original issuance be convertible into one share of Common Stock, which may be adjusted as set forth herein. Upon any conversion of 8% Preferred, the Corporation may pay in cash all accrued unpaid dividends through the date of the conversion.

        (b)    Mechanics of Conversion.    To convert shares of 8% Preferred into shares of Common Stock, the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of the transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, promptly upon receipt of such notice and delivery of the certificates representing the 8% Preferred shares which have been converted, issue and deliver to or upon the order of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is received. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on such date.

        (c)    Determination of Conversion Price.    The Conversion Price (the "Conversion Price") shall be $18.50. In the event the Corporation shall at any time or from time to time make, issue, declare, pay or fix a record date for the determination of holders entitled to receive any dividend or other distribution payable of shares of Common Stock in Common Stock or other securities of the Corporation or any of its subsidiaries or in rights to acquire Common Stock or other securities of the Corporation or any of its subsidiaries, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, then in each such event the Conversion Price shall be proportionately decreased or increased, as appropriate, to give effect to such event, such that upon any conversion after any such event, a holder of 8% Preferred shall be entitled to receive the number and class of any securities of the Corporation or other assets which the holder would have received had the 8% Preferred been converted into common Stock immediately before the event.

        (d)    Certificates as to Adjustments.    Upon the occurrence of any adjustment or readjustment of the Conversion Price pursuant to Section 4(c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and the principal financial officer of the Corporation shall verify such computation and prepare and furnish to each holder of 8% Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of 8% Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of 8% Preferred with respect to each share of Common Stock received upon such conversion.

        (e)    Automatic Conversion.    The 8% Preferred shall automatically convert into Common Stock of the Corporation effective on the first business day on which securities are traded on the principal market on which the Corporation's Common Stock is traded after the reported high selling price for the Corporation's Common Stock is at least one hundred fifty percent (150%) of the Initial Liquidation Price for any 10 days on which such Common Stock was traded. The number of shares of Common Stock into which the 8% Preferred shall be converted shall be the number of shares which the holders would have received upon any optional conversion of 8% Preferred on the date of automatic conversion, determined as set forth above. Upon any automatic conversion each holder shall be deemed to own the number of shares of Common Stock into which the holder's 8% Preferred is converted. Promptly thereafter the holder shall surrender the certificate or certificates representing the 8% Preferred which was converted at the office of the Corporation or of the transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, promptly upon receipt of such certificates representing the 8% Preferred shares which have been converted, deliver to such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Each holder shall be deemed to have been the beneficial owner of the shares of Common Stock at the close of business on the date the automatic conversion occurred.

        (f)    Notice of Record Date.    In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of 8% Preferred at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

        (g)    Issue Taxes.    The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of 8% Preferred; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

        (h)    Reservation of Stock Issuable Upon Conversion.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the 8% Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the 8% Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the 8% Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval.

        (i)    Fractional Shares.    No fractional shares shall be issued upon the conversion of any share or shares of 8% Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of 8% Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, in lieu of issuing any fractional share, the fraction shall be rounded up or down to the nearest whole number of shares.

        (j)    Reorganization or Merger.    In case of any reorganization or any reclassification of the capital stock of the corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person, and such transaction is not treated as a liquidation, dissolution or winding up as provided in Section 3, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of 8% Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of 8% Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the 8% Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of 8% Preferred.

        5.(a)    Optional Redemption by Corporation.    At any time from and after the date of issuance of the 8% Preferred, the Corporation may at its sole election redeem some or all of the 8% Preferred at a redemption price determined as set forth below. If the Corporation elects to redeem less than all of the 8% Preferred, each such redemption shall be made pro rata from the holders of all outstanding 8% Preferred. The optional redemption price payable to the Corporation shall be determined with respect to the time between the date of original issuance of the 8% Preferred and the effective date of a redemption by the Corporation, determined as follows:

Year of Optional Redemption	Amount Paid
During 1st year from Issuance	105% of Initial Liquidation Price, plus accrued unpaid dividends
During 2nd year	104% of Initial Liquidation Price, plus accrued unpaid dividends
During 3rd year	103% of Initial Liquidation Price, plus accrued unpaid dividends
During 4th year	102% of Initial Liquidation Price, plus accrued unpaid dividends
During 5th year	101% of Initial Liquidation Price, plus accrued unpaid dividends

        (b)   At least 30 days prior to the date on which the Corporation intends to redeem the 8% Preferred pursuant to Section 4(k) (the "Corporation's Optional Redemption Date"), written notice (the "Corporation's Optional Redemption Notice") shall be mailed, first class postage prepaid, by the Corporation to each holder of record of the 8% Preferred, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption which is to be effected, whether some or all shares will be redeemed, the Corporation's Optional Redemption Date, the Corporation's Optional Redemption Price, the place at which payment may be obtained and calling upon each such holder to surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing the total number of shares of 8% Preferred held by such holder. On or after the Corporation's Optional Redemption Date, each holder of 8% Preferred then outstanding shall surrender to the Corporation the certificate or certificates representing the shares of 8% Preferred owned by such holder as of the Corporation's Optional Redemption Date, in the manner and at the place designated in the Corporation's Optional Redemption Notice, and thereupon the Corporation's Optional Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. If fewer than all shares are to be redeemed, the Corporation shall, as of the date of the redemption, issue and deliver to the appropriate holder, certificates representing the shares of 8% Preferred not redeemed.

        (c)   From and after the Corporation's Optional Redemption Date, unless there shall have been a default in payment of the Corporation's Optional Redemption Price, all rights of the holders of the shares which have been redeemed (except the right to receive the Corporation's Optional Redemption Price without interest upon surrender of the certificate or certificates representing such shares) shall cease with respect to such shares, and the shares redeemed shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

        (d)   Notwithstanding any other terms or provisions applying to the 8% Preferred, the Corporation and any holder of 8% Preferred (a "Consenting Holder") may, without consent of any other holder, agree to redemption or conversion of the 8% Preferred held by the Consenting Holder by the Corporation on such terms as they may agree, provided that at the time all dividends on the 8% Preferred are current and the other holders of outstanding 8% Preferred are not adversely affected.

        6.    Corporation's Right to Purchase.    Notwithstanding other provisions hereof, the Corporation shall have the right to purchase shares of 8% Preferred from a holder of such shares on such terms as may be agreeable to the holder and to the Corporation, if at the time of any such purchase the Corporation is not in default of any of its obligations due to holders of 8% Preferred, provided other holders of outstanding 8% Preferred are not adversely affected. The shares of 8% Preferred may be acquired by the Corporation from any holder pursuant to this paragraph without offering to any other holder of 8% Preferred an equal opportunity to sell 8% Preferred to the Corporation, and no purchase by the Corporation from any holder of 8% Preferred pursuant to this Section shall be deemed to create any right on the part of any other holder. Upon any such repurchase by the Corporation, the 8% Preferred purchased shall be deemed to be retired.

        7.    Restrictions and Limitations.

        (a)   While any of the 8% Preferred is outstanding, the Corporation shall not create nor issue any class or series of preferred stock or other securities which has dividend or liquidation privileges or other similar rights which are senior to the rights of the holders of the 8% Preferred.

        (b)   If at any time the Corporation fails to pay quarterly dividends on the 8% Preferred when due, the Corporation shall not thereafter, while the dividend remains unpaid, pay any dividend or make any other cash or similar distributions on any of the Corporation's Common Stock or other outstanding securities.

        (c)   The Corporation shall not undertake the following actions without the consent of the holders of a majority of the 8% Preferred then outstanding: (i) modify the Corporation's Certificate of Designation or Bylaws so as to amend or change any of the rights, preferences, or privileges of, or applicable to, the 8% Preferred, (ii) authorize or issue any other preferred equity security senior to any of the rights or preferences applicable to the 8% Preferred, or (iii) purchase or otherwise acquire for value any Common Stock or other equity security of the Corporation while there exists any arrearage in the payment of quarterly dividends hereunder.

        8.    Voting Rights.    Each holder of 8% Preferred shall be entitled to vote with holders of Common Stock on all matters presented to stockholders for a vote. Each share of 8% Preferred shall be entitled to a number of votes on any matter equal to the whole number of shares of Common Stock into which one share of 8% Preferred is convertible as of the record date for any vote by stockholders of the Corporation.

        9.    Status of Reacquired Shares of 8% Preferred.    Shares of outstanding 8% Preferred reacquired by the Corporation (including, without limitation, shares of 8% Preferred which have been redeemed pursuant to the provisions hereof) or cancelled upon conversion into Common Stock shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and subject to later designation and issuance by the Corporation in accordance with its Certificate of Incorporation.

        10.    Preemptive Rights.    Holders of 8% Preferred shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Corporation, except as specifically set forth herein.

        11.    Notices.    Any notice required by the provisions hereof to be given to the holders of 8% Preferred shall be deemed given if deposited in the United States Mail, first class postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Corporation.

        12.    Amendments.    With the consent or approval of the holders of at least a majority of the 8% Preferred then outstanding, the Corporation may amend or modify any of the foregoing rights, privileges and preferences with respect to the shares of 8% Preferred, provided that no such amendment may materially and adversely affect a holder of 8% Preferred without the holder's approval.

        13.    Date of Issuance.    All references herein to "date of issuance", "date of original issuance", "day of original issuance" and "within one year of issuance" as to all initial holders of the shares of 8% Preferred as of the date of filing this Certificate of Designation with the Delaware Secretary of State shall mean the date on which the shares of 8% Preferred were originally issued to each stockholder by Beta Oil & Gas, Inc., a Nevada corporation.

Dated:	PETROHAWK ENERGY CORPORATION
By:
Name:
Title:

Appendix J

NEVADA DISSENTERS' RIGHTS STATUTE

RIGHTS OF DISSENTING OWNERS

(Current as of January 2004; Obtained from www.leg.state.nv.us)

        NRS 92A.300 Definitions.    As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        (Added to NRS by 1995, 2086)

        NRS 92A.305 "Beneficial stockholder" defined.    "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

        (Added to NRS by 1995, 2087)

        NRS 92A.310 "Corporate action" defined.    "Corporate action" means the action of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.315 "Dissenter" defined.    "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

        (Added to NRS by 1995, 2087; A 1999, 1631)

        NRS 92A.320 "Fair value" defined.    "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

        (Added to NRS by 1995, 2087)

        NRS 92A.325 "Stockholder" defined.    "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.330 "Stockholder of record" defined.    "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.335 "Subject corporation" defined.    "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

        (Added to NRS by 1995, 2087)

        NRS 92A.340 Computation of interest.    Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

        (Added to NRS by 1995, 2087)

        NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

        (Added to NRS by 1995, 2088)

        NRS 92A.360 Rights of dissenting member of domestic limited-liability company.    The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

        (Added to NRS by 1995, 2088)

        NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

        1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

        2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

        (Added to NRS by 1995, 2088)

        NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

        1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

        (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

        (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

        (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

        2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

        (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

        NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

        1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

        (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

        (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                (I) The surviving or acquiring entity; or

                (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

        (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

        2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

        (Added to NRS by 1995, 2088)

        NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

        1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

        2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

        (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

        (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

        (Added to NRS by 1995, 2089)

        NRS 92A.410 Notification of stockholders regarding right of dissent.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

        2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

        (Added to NRS by 1995, 2089; A 1997, 730)

        NRS 92A.420 Prerequisites to demand for payment for shares.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

        (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

        (b) Must not vote his shares in favor of the proposed action.

        2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

        (Added to NRS by 1995, 2089; 1999, 1631)

        NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

        1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

        2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

        (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

        (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

        (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

        (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

        (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

        (Added to NRS by 1995, 2089)

        NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

        1. A stockholder to whom a dissenter's notice is sent must:

        (a) Demand payment;

        (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

        (c) Deposit his certificates, if any, in accordance with the terms of the notice.

        2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

        (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

        NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

        1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

        2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        (Added to NRS by 1995, 2090)

        NRS 92A.460 Payment for shares: General requirements.

        1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

        (a) Of the county where the corporation's registered office is located; or

        (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

        2. The payment must be accompanied by:

        (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

        (b) A statement of the subject corporation's estimate of the fair value of the shares;

        (c) An explanation of how the interest was calculated;

        (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

        (e) A copy of NRS 92A.300 to 92A.500, inclusive.

        (Added to NRS by 1995, 2090)

        NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

        1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

        2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

        (Added to NRS by 1995, 2091)

        NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

        1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

        2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

        (Added to NRS by 1995, 2091)

        NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

        1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

        3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

        (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

        (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

        (Added to NRS by 1995, 2091)

        NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

        1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

        2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

        (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

        (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

        3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

        4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

        5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

        (Added to NRS by 1995, 2092)

Appendix K

Classified Board Provision for Certificate of Incorporation

"FIFTH:

        (a)   The governing body of this Corporation shall be known as directors, and the number of directors of the Corporation may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the corporation. The exact number of directors shall be fixed from time to time pursuant to a resolution adopted by the directors or as provided in the bylaws of the Corporation.

        (b)   The Board of Directors shall be and is divided into three (3) classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

        (c)   Elections of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation.

        (d)   Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 2005; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 2006; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2007; provided, further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

        (e)   In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section (b) above. To the extent possible, consistent with the provisions of Section (b) above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

        (f)    Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

Classified Board Provision for Bylaws

        Section 2.    Election and Terms; Increases and Decreases in Size of the Board; Vacancies.    The property, business and affairs of the Corporation shall be managed by the Board of Directors.

        2.1   The number of directors shall not be less than one (1) nor more than nine (9). The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time

K-1

to time pursuant to a resolution adopted by the Board of Directors. The directors shall be elected at the annual meeting of the stockholders by such stockholders as have the right to vote on such election.

        2.2   The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arriving at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

        2.3   Each director shall serve for a term ending on the date of the third annual meeting following the annual at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 2005; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 2006; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2007; provided further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

        2.4   In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section (b) above. To the extent possible, consistent with the provisions of Section (b) above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

        2.5   Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

K-2

Appendix L

BETA OIL & GAS, INC.

2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

I. Definitions and Purposes

(a)   Definitions.

        Whenever capitalized in this document, the following terms shall be defined as set forth below:

          "Board" means the board of directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee of the Board which shall be two or more directors as the Board shall appoint to administer the Plan.

          "Common Stock" means the common stock of the Company, $.001 par value per share, and any class of common stock into which such common stock may hereafter be converted, reclassified or recapitalized.

          "Company" means Beta Oil & Gas, Inc.

          "Corporate Change" shall have the meaning set forth in Section VIII(c) below.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means for one Share on the date in question (i) the closing sale price for such Share as quoted on the Nasdaq National Market or Nasdaq Small Cap Market, as applicable ("NASDAQ"), or (ii) if not so quoted, the closing sales price as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (iii) if not so reported, the average of the closing bid and asked prices for a Share on the date of grant as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

          If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Vale of the Company Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

          "Grantee(s)" means those certain non-employee directors of the Company to whom the Company shall grant Restricted Stock or Incentive Stock.

          "Immediate Family" means with respect to a Grantee or an Optionee, the Grantee's or the Optionee's spouse, children or grandchildren (including legally adopted, step children and step grandchildren).

          "Incentive Stock" means Shares that may be granted to eligible persons under Section III (c) below.

          "Incentive Stock Award" means an agreement between the Company and a Grantee whereby the Grantee receives Shares.

          "Incentive Stock Agreement" means an agreement between the Company and a Grantee whereby the Grantee receives shares of Incentive Stock.

          "Option Agreement" means an agreement between the Company and an Optionee whereby the Optionee receives Stock Options.

          "Optionee(s)" means those certain non-employee directors of the Company to whom the Company shall grant Stock Options.

          "Option Price" shall mean the amount an Optionee must pay the Company upon exercise of the Stock Option.

          "Participants" shall mean Grantees and Optionees.

          "Plan" means this Beta Oil & Gas, Inc. 2004 Non-Employee Director Incentive Plan.

          "Publicly Held Corporation" means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

          "Restricted Stock" means Shares subject to specified restrictions that may be granted to eligible persons under Section III (b) below.

          "Restricted Stock Agreement" means an agreement between the Company and a Grantee whereby the Grantee receives shares of Restricted Stock.

          "Restricted Stock Award" means an award of Restricted Stock granted to a Grantee.

          "Restriction Period" means the period of time during which the Shares granted pursuant to a Restricted Stock Award remain subject to the restrictions or vesting set forth in the applicable Restricted Stock Agreement.

          "Share" or "Shares" means a share or shares of Common Stock.

          "Stock Option" means a grant by the Company to an Optionee of the right to purchase Company Stock under terms set forth in an Option Agreement.

(b)   Purposes.

        This Plan is intended to foster and promote the long-term financial success of the Company and its subsidiaries and to increase stockholder value by encouraging ownership in the Company by directors of the Company who are not employees of the Company, strengthening the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as non-employee directors of the Company, and providing non-employee directors with a further incentive to work for the best interests of the Company and its stockholders.

        This Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to ERISA. The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

II. Administration

        The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions and determinations made by the Committee in construing the provisions of the Plan shall be final. III. Types of Grants Under the Plan

(a)    Types of Grants.

        Pursuant to this Plan, the Company may grant shares of Restricted Stock, shares of Incentive Stock, and Stock Options.

(b)    Grants of Restricted Stock.

        Subject to the terms and conditions of the Plan, the Board is authorized to grant Restricted Stock to any non-employee directors. A certificate or certificates representing the number of shares of Restricted Stock granted shall be registered in the name of the Grantee. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in the Grantee's Restricted Stock Agreement, the certificate or certificates shall be held in escrow by the Company for the account of the Grantee. The Grantee shall have beneficial ownership of the shares of Restricted Stock, including the right to receive dividends and the right to vote the shares of Restricted Stock. Upon the lapse of all restrictions (as set forth in the Grantee's Restricted Stock Agreement) on any or all of the Restricted Stock granted to the Grantee, the certificate or certificates representing the shares of Restricted Stock for which the restrictions have lapsed shall be delivered to the Grantee.

        Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement which shall contain the Restriction Period, the number of shares of Restricted Stock and such other terms and conditions as may be approved by the Board, including other restrictions as the Board may determine. The Board may impose such conditions or restrictions on any Restricted Stock as it may deem advisable, in its sole discretion.

        Unless modified by the Board, the following grants shall be made; (i) within sixty (60) days after the approval of this Plan by the Stockholders, a grant of 7,500 shares of Restricted Stock shall be granted to each person who is a non-employee director at that time; (ii) thereafter, within sixty (60) days after a person becomes a non-employee director, a grant of 7,500 shares of Restricted Stock shall be granted to each such person; and (iii) each year on the anniversary date of the date on which a non-employee director became a director, an additional 5,000 shares of Restricted Stock shall be granted to such person as long as he or she is serving as a non-employee director at that time. Unless modified by the Board, all Restricted Stock shall be restricted for a period ending six (6) months from the date of grant with the restriction that the Grantee be an non-employee director of the Company for the entire six (6) month period.

(c)    Grant of Incentive Stock.

        Subject to the terms and conditions of the Plan, the Board may grant Incentive Stock to any non-employee director in such amounts as the Board shall determine from time to time. Each Incentive Stock Award shall be evidenced by an Incentive Stock Agreement which shall contain the number of Shares granted and such other terms and conditions as may be approved by the Committee.

(d)    Grant of Stock Options.

        Subject to the terms and conditions of the Plan, the Board is authorized to grant Stock Options to any non-employee director.

        Each Stock Option shall be evidenced by an Option Agreement, which shall contain such terms and conditions as may be approved by the Committee. The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Optionee for at least six (6) months prior to their tender to satisfy the option price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation (or additional compensation expense) with respect to the Stock Option for financial reporting purposes expense.

        The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Stock Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of a Stock Option is a procedure by which a broker provides the funds to the Optionee to effect a Stock Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Optionee, the broker will either (i) sell all of the Shares received when the Stock Option is exercised and pay the Optionee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Stock Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Optionee (either directly or through the Company) a stock certificate for the remaining Shares.

        In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a "cashless exercise," if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee, in its discretion.

        As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Optionee, in the name of the Optionee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

IV. Eligibility of Participants, Term and Transferability

        Restricted Stock, Incentive Stock and Stock Options may be granted only to individuals who are non-employee directors of the Company at the time the Restricted Stock, Incentive Stock or Stock Option is granted. Restricted Stock, Incentive Stock and Stock Options may be granted to the same individual on more than one occasion.

        Restricted Stock and Stock Options granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted on terms which permit transfer by the Optionee to (i) the members of the Optionee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Stock Option pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section and (C) subsequent transfers of transferred Stock Options shall be prohibited except in accordance with clauses (A) and (B) above of this sentence. Following any permitted transfer, any Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" shall be deemed to refer to the transferee. The Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

        Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Stock Option hereunder, the original Optionee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee.

        No transfer by will, trust or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will, trust or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this provision shall be void and ineffective. All determinations under this Section shall be made by the Committee in its discretion.

V. Shares Subject to Plan

        The aggregate number of shares of Restricted Stock, shares of Incentive Stock and Shares which may be issued under Stock Options granted under the Plan shall not exceed 200,000. Such shares may consist of authorized but unissued Shares, treasury shares of Common Stock, or previously issued Shares reacquired by the Company. Any of such Shares which remain unissued and which are not subject to outstanding Stock Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of Shares to meet the requirements of the Plan. Should any Stock Option hereunder expire or terminate prior to its exercise in full, the Shares theretofore subject to such Stock Option may again be subject to a Stock Option granted under the Plan. Upon the forfeiture of any Restricted Stock, the forfeited shares of Restricted Stock shall thereafter be available for award under the Plan. The aggregate number of Shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section VIII hereof with respect to Shares subject to Stock Options then outstanding. Exercise of a Stock Option in any manner shall result in a decrease in the number of Shares which may thereafter be available, both for purposes of the Plan and for grant to any one individual, by the number of Shares as to which the Stock Option is exercised.

VI. Option Price

        The Option Price of Shares issued under each Stock Option shall be equal to the Fair Market Value of Shares subject to the Stock Option on the date the Stock Option is granted.

VII. Term of Plan

        This Plan shall become effective as of June 3, 2004, subject to the approval of the stockholders of the Company at the 2004 Annual Meeting of Stockholders. Except with respect to Restricted Stock or Stock Options then outstanding, if not sooner terminated under the provisions of Section IX, the Plan shall terminate upon and no further Restricted Stock, Incentive Stock or Stock Options shall be granted after June 2, 2014.

VIII. Recapitalization or Reorganization

        (a)   The existence of the Plan and the Restricted Stock, Incentive Stock and Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b)   The shares with respect to which Stock Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of a Stock Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of Shares with respect to which such Stock Option may thereafter be exercised (i) in the event of an increase in the number of outstanding Shares shall be proportionately increased, and the Option Price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares shall be proportionately reduced, and the Option Price per share shall be proportionately increased.

        (c)   If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Stock Option.

        If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Stock Options held by any individual Optionee: (1) accelerate the time at which Stock Options then outstanding may be exercised so that such Stock Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Stock Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Stock Options held by such Optionees (irrespective of whether such Stock Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Stock Options and the Company shall pay to each Optionee an amount of cash per share to be determined by the Committee, (3) make such adjustments to Stock Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Options then outstanding) or (4) provide that the number and class of shares of Stock covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Stock then covered by such Stock Option. In addition, no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Grantee, shall act to effect one or more of the following alternatives, which may vary among individual Grantees and which may vary among Restricted Stock held by any individual Grantee: (1) remove any and all restrictions to which the Restricted Stock is subject including removing the Restriction Period, (2) require the mandatory surrender to the Company by selected Grantees of some or all of the outstanding Restricted Stock held by such Grantees as of a date, before or after such Corporate Change, specified by the Committee and the Company shall pay to each Optionee an amount of cash per share to be determined by the Committee, (3) make such adjustments to the Restricted Stock then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to the Restricted Stock then outstanding) or (4) provide that the number and class of shares of Restricted Stock covered by a Restricted Stock Agreement theretofore granted shall be adjusted so that such Restricted Stock shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Grantee had been the holder of record of the number of Shares which was not Restricted Stock.

        (d)   Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason therefor shall be made with respect to, any Restricted Stock or the number of shares of Stock subject to Stock Options theretofore granted or the Option Price.

IX. Amendment or Termination of the Plan

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Stock Options, Incentive Stock Awards or Restricted Stock Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Restricted Stock Agreement, Incentive Stock Agreement or Stock Option Agreement theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to Participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Restricted Stock, Incentive Stock or Stock Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

X. Securities Laws

        The Company shall not be obligated to issue any Shares pursuant to any Restricted Stock Agreement, Incentive Stock Agreement or Stock Option granted under the Plan at any time when the offering of the shares of Restricted Stock, Incentive Stock or shares covered by such Stock Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

XI. General

        (a)   Nothing contained in this Plan, any Restricted Stock Agreement, any Incentive Stock Agreement or any Stock Option granted pursuant to this Plan shall confer upon any non-employee director the right to continue as a director of the Company or its parent or subsidiary or any other corporation affiliated with the Company.

        (b)   No Optionee shall have any rights as a stockholder of the Company with respect to any Shares subject to a Stock Option hereunder until such Shares have been issued.

        (c)   Nothing contained in this Plan, a Restricted Stock Agreement, an Incentive Stock Agreement or in any Option Agreement issued hereunder shall impose any liability or responsibility on the Company, the Board, the Committee or any member or any of the foregoing to pay, or reimburse any Participant for the payment of any tax arising out of, or on account of the issuance of Restricted Stock, Incentive Stock or a Stock Option or Stock Options hereunder to any Participant, an Optionee's exercise of any Stock Option issued under the Plan or a Participant's sale, transfer or other disposition of any Restricted Stock, Incentive Stock or Shares acquired pursuant to the exercise of any Stock Option issued hereunder. Any person receiving Restricted Stock, Incentive Stock or a Stock Option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the Participant shall be solely responsible for all taxes to which he or she may or become subject as a consequence of such participation.

Appendix M

BETA OIL & GAS, INC.

2004 EMPLOYEE INCENTIVE PLAN

I. Definitions and Purposes

(a)   Definitions.

        Whenever capitalized in this document, the following terms shall be defined as set forth below:

          "Board" means the board of directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee of the Board which may be the Compensation Committee of the Board or such other committee as the Board shall appoint to administer the Plan, provided it shall be (a) comprised solely of two or more outside directors (within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3.

          "Common Stock" means the common stock of the Company, $.001 par value per share, and any class of common stock into which such common stock may hereafter be converted, reclassified or recapitalized.

          "Company" means Beta Oil & Gas, Inc.

          "Corporate Change" shall have the meaning set forth in Section VIII(c) below.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means for one Share on the date in question (i) the closing sale price for such Share as quoted on the Nasdaq National Market or Nasdaq Small Cap Market, as applicable ("NASDAQ"), or (ii) if not so quoted, the closing sales price as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (iii) if not so reported, the average of the closing bid and asked prices for a Share on the date of grant as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Vale of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

          "Grantee(s)" means those certain employee or employees of the Company or its subsidiaries to whom the Company shall grant Restricted Stock or Incentive Stock.

          "Immediate Family" means with respect to an Optionee, the Optionee's spouse, children or grandchildren (including legally adopted, step children and step grandchildren).

          "Incentive Stock" means Shares that may be granted to eligible persons under Section III (c) below.

          "Incentive Stock Award" means an agreement between the Company and an Optionee whereby the Optionee receives Shares.

          "Incentive Stock Option" means a Stock Option which is intended to qualify as an incentive stock option under Section 422 of the Code.

          "Incentive Stock Agreement" means an agreement between the Company and a Grantee whereby the Grantee receives shares of Incentive Stock.

          "Non-Statutory Stock Option" means a Stock Option that is not an Incentive Stock Option.

          "Option Agreement" means an agreement between the Company and an Optionee whereby the Optionee receives Stock Options.

          "Optionee(s)" means those certain employees of the Company or its subsidiaries to whom the Company shall grant Stock Options.

          "Option Price" shall mean the amount an Optionee must pay the Company upon exercise of the Stock Option.

          "Participants" shall mean Grantees and Optionees.

          "Plan" means this Beta Oil & Gas, Inc. 2004 Employee Incentive Plan.

          "Publicly Held Corporation" means an entity issuing any class of equity securities required to be registered under Section 12 of the Exchange Act.

          "Restricted Stock" means Shares subject to specified restrictions that may be granted to eligible persons under Section III (b) below.

          "Restricted Stock Agreement" means an agreement between the Company and a Grantee whereby the Grantee receives shares of Restricted Stock.

          "Restricted Stock Award" means an award of Restricted Stock granted to a Grantee.

          "Restriction Period" means the period of time during which the Shares granted pursuant to a Restricted Stock Award remain subject to the restrictions or vesting set forth in the applicable Restricted Stock Agreement.

          "Rule 16b-3" means Rule 16b-3, as currently in effect or as hereinafter modified or amended, promulgated under the Exchange Act.

          "Share" or "Shares" means a share or shares of Common Stock.

          "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(b)   Purposes.

        This Plan is intended to foster and promote the long-term financial success of the Company and its subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected employees, (b) motivating superior performance of certain employees by means of long-term performance related incentives, (c) encouraging and providing certain employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining certain employees by providing competitive incentive compensation opportunities, and (e) enabling certain employees to share in the long-term growth and success of the Company.

        This Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to ERISA. The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

II. Administration

        The Plan shall be administered by the Committee. The Committee shall have sole authority to select the Participants from among those individuals eligible hereunder and to establish the number of shares of Restricted Stock and/or Incentive Stock which may be granted and shares which may be issued under each Stock Option; provided, however, that, notwithstanding any provision in the Plan to the contrary, the maximum number of shares that may be subject to Stock Options granted under the Plan to an individual Optionee during any calendar year may not exceed 200,000 shares (subject to adjustment in the same manner as provided in Section VIII hereof with respect to Shares subject to Stock Options then outstanding) and the maximum number of shares of Restricted Stock and/or Incentive Stock that may be granted to an individual Grantee under the Plan during any calendar year may not exceed 100,000 shares (subject to adjustment in the same manner as provided in Section VIII hereof with respect to Shares subject to Stock Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Stock Options that are canceled or repriced. In selecting Participants from among individuals eligible hereunder and in establishing the number of shares of Restricted Stock and/or Incentive Stock that may be issued to each Grantee and the number of shares that may be issued under each Stock Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Participants, in establishing the number of shares of Restricted Stock and/or Incentive Stock which may be issued to each Grantee and the number of shares which may be issued under each Stock Option and in construing the provisions of the Plan shall be final.

III. Types of Grants Under the Plan

(a)    Types of Grants.

        Pursuant to this Plan, the Company may grant shares of Restricted Stock, shares of Incentive Stock, and Stock Options. Stock Options granted under the Plan may be either Incentive Stock Options or Non Statutory Stock Options.

(b)    Grants of Restricted Stock.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any eligible person in such amounts and with such restrictions as the Committee shall determine, any of which restrictions may differ with respect to any Grantee. A certificate or certificates representing the number of shares of Restricted Stock granted shall be registered in the name of the Grantee. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in the Grantee's Restricted Stock Agreement, the certificate or certificates shall be held in escrow by the Company for the account of the Grantee. The Grantee shall have beneficial ownership of the shares of Restricted Stock, including the right to receive dividends and the right to vote the shares of Restricted Stock. Upon the lapse of all restrictions (as set forth in the Grantee's Restricted Stock Agreement) on any or all of the Restricted Stock granted to the Grantee, the certificate or certificates representing the shares of Restricted Stock for which the restrictions have lapsed shall be delivered to the Grantee.

        Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement which shall contain the Restriction Period, the number of shares of Restricted Stock and such other terms and conditions as may be approved by the Committee, including other restrictions as the Committee may determine. The Committee may impose such conditions or restrictions on any Restricted Stock as it may deem advisable, in its sole discretion.

(c)    Grant of Incentive Stock.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Incentive Stock to any eligible person in such amounts as the Committee shall determine. Each Incentive Stock Award shall be evidenced by an Incentive Stock Agreement which shall contain the number of Shares granted and such other terms and conditions as may be approved by the Committee.

(d)    Grant of Stock Options.

        Subject to the terms and conditions of the Plan, the Committee is authorized to grant Stock Options to any eligible person.

        Each Stock Option shall be evidenced by an Option Agreement, which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical for each Optionee. The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Optionee for at least six (6) months prior to their tender to satisfy the option price), or (iii) subject to prior approval by the Committee, in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee, in its discretion, the Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation (or additional compensation expense) with respect to the Stock Option for financial reporting purposes expense.

        The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Stock Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of a Stock Option is a procedure by which a broker provides the funds to the Optionee to effect a Stock Option exercise, to the extent consented to by the Committee, in its discretion. At the direction of the Optionee, the broker will either (i) sell all of the Shares received when the Stock Option is exercised and pay the Optionee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Stock Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Optionee (either directly or through the Company) a stock certificate for the remaining Shares.

        In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a "cashless exercise," if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee, in its discretion.

        As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Optionee, in the name of the Optionee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

IV. Eligibility of Participants, Term and Transferability

        Restricted Stock, Incentive Stock and Stock Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 (e) and (f) of the Code) of the Company at the time the Restricted Stock, Incentive Stock or Stock Option is granted. Restricted Stock, Incentive Stock and Stock Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an eligible person who owns or who would own immediately before the grant of such Incentive Stock Option more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, unless (i) at the time such Stock Option is granted the option price is 110% of the Fair Market Value of the Shares granted on the date of the grant and (ii) such Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. The term of each Stock Option granted to other eligible persons shall be not more than ten (10) years from the date of the grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Non-Statutory Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, treasury regulations and other administrative pronouncements, which of an Optionee's Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

        Restricted Stock and Stock Options granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, if an Incentive Stock Option is transferred pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code), the Option shall cease to qualify as an Incentive Stock option as of the date of such transfer; provided, further, however, only with respect to Non-Statutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Non-Statutory Stock Options to be granted on terms which permit transfer by the Optionee to (i) the members of the Optionee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Stock Agreement pursuant to which such Non-Statutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section and (C) subsequent transfers of transferred Stock Options shall be prohibited except in accordance with clauses (A) and (B) above of this sentence. Following any permitted transfer, any Non-Statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" shall be deemed to refer to the transferee. The Non-Statutory Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

        Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Non-Statutory Stock Option hereunder, the original Optionee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, the termination of a Stock Option following the original Optionee's termination of employment.

        No transfer by will, trust or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's or Optionee's enforceable will, trust or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this provision shall be void and ineffective. All determinations under this Section shall be made by the Committee in its discretion.

        In the event the employment of a person by the Company (or a subsidiary) shall be terminated at a time when such person holds an Incentive Stock Option, such person (or in the event employment is terminated due to death or disability of such person, his or her personal representative) may exercise his or her Incentive Stock Option (to the extent such person was entitled to exercise such Incentive Stock Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date that is three months following the termination of such person's employment (or such shorter or longer period specified in the Option Agreement) or (ii) the expiration of the term of the Incentive Stock Option as set forth in the Option Agreement; provided, however, if termination of employment is due to the death or disability (as defined in section 22(e)(3) of the Code) of such person the three month period set forth in (i) above shall be extended to 12 months.

V. Shares Subject to Plan

        The aggregate number of shares of Restricted Stock, shares of Incentive Stock and Shares which may be issued under Stock Options granted under the Plan shall not exceed 750,000. In addition, the aggregate number of shares of Restricted Stock and Incentive Stock combined which may be issued under the Plan shall not exceed 375,000. Such shares may consist of authorized but unissued Shares, treasury shares of Common Stock, or previously issued Shares reacquired by the Company. Any of such Shares which remain unissued and which are not subject to outstanding Stock Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of Shares to meet the requirements of the Plan. Should any Stock Option hereunder expire or terminate prior to its exercise in full, the Shares theretofore subject to such Stock Option may again be subject to a Stock Option granted under the Plan to the extent permitted under Rule 16b-3. Upon the forfeiture of any Restricted Stock, the forfeited shares of Restricted Stock shall thereafter be available for award under the Plan. The aggregate number of Shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section VIII hereof with respect to Shares subject to Stock Options then outstanding. Exercise of a Stock Option in any manner shall result in a decrease in the number of Shares which may thereafter be available, both for purposes of the Plan and for grant to any one individual, by the number of Shares as to which the Stock Option is exercised. Separate stock certificates may be issued by the Company for those Shares acquired pursuant to the exercise of any Stock Option which does not constitute an Incentive Stock Option.

VI. Option Price

        The Option Price of Shares issued under each Stock Option shall be equal to the Fair Market Value of Shares subject to the Stock Option on the date the Stock Option is granted; provided, however, that this limitation shall not apply to Incentive Stock Options for which a greater Option Price is required pursuant to Paragraph IV hereof.

VII. Term of Plan

        This Plan shall become effective as of June 3, 2004, subject to the approval of the stockholders of the Company at the 2004 Annual Meeting of Stockholders. Except with respect to Restricted Stock, Incentive Stock or Stock Options then outstanding, if not sooner terminated under the provisions of Section IX, the Plan shall terminate upon and no further Restricted Stock, Incentive Stock or Stock Options shall be granted after June 2, 2014.

VIII. Recapitalization or Reorganization

        (a)   The existence of the Plan and the Restricted Stock, Incentive Stock and Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b)   The shares with respect to which Stock Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of a Stock Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of Shares with respect to which such Stock Option may thereafter be exercised (i) in the event of an increase in the number of outstanding Shares shall be proportionately increased, and the Option Price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares shall be proportionately reduced, and the Option Price per share shall be proportionately increased.

        (c)   If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Stock Option.

        If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Stock Options held by any individual Optionee: (1) accelerate the time at which Stock Options then outstanding may be exercised so that such Stock Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Stock Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Stock Options held by such Optionees (irrespective of whether such Stock Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Stock Options and the Company shall pay to each Optionee an amount of cash per share to be determined by the Committee, (3) make such adjustments to Stock Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Options then outstanding) or (4) provide that the number and class of shares of Stock covered by a Stock Option theretofore granted shall be adjusted so that such Stock Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Stock then covered by such Stock Option. In addition, no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Grantee, shall act to effect one or more of the following alternatives, which may vary among individual Grantees and which may vary among Restricted Stock held by any individual Grantee: (1) remove any and all restrictions to which the Restricted Stock is subject including removing the Restriction Period, (2) require the mandatory surrender to the Company by selected Grantees of some or all of the outstanding Restricted Stock held by such Grantees as of a date, before or after such Corporate Change, specified by the Committee and the Company shall pay to each Optionee an amount of cash per share to be determined by the Committee, (3) make such adjustments to the Restricted Stock then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to the Restricted Stock then outstanding) or (4) provide that the number and class of shares of Restricted Stock covered by a Restricted Stock Agreement theretofore granted shall be adjusted so that such Restricted Stock shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Grantee had been the holder of record of the number of Shares which was not Restricted Stock.

        (d)   Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason therefor shall be made with respect to, any Restricted Stock or the number of shares of Stock subject to Stock Options theretofore granted or the Option Price.

IX. Amendment or Termination of the Plan

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Stock Options, Incentive Stock Awards or Restricted Stock Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Restricted Stock Agreement, Incentive Stock Agreement or Stock Option Agreement theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder); and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to Participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Restricted Stock, Incentive Stock or Stock Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

X. Securities Laws

        (a)   The Company shall not be obligated to issue any Shares pursuant to any Restricted Stock Agreement, Incentive Stock Agreement or Stock Option granted under the Plan at any time when the offering of the shares of Restricted Stock, Incentive Stock or shares covered by such Stock Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such Shares.

        (b)   It is intended that the Plan and any grant of Restricted Stock, Incentive Stock or a Stock Option made to a person subject to Section 16 of Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Restricted Stock Agreement, Incentive Stock Agreement or Stock Option would disqualify the Plan or such Restricted Stock Agreement, Incentive Stock Agreement or Stock Option under, or would otherwise not comply with, Rule 16b-3, such provision, Restricted Stock Agreement, Incentive Stock Agreement or Stock Option Agreement shall be construed or deemed amended to conform to Rule 16b-3.

XI. General

        (a)   Nothing contained in this Plan, any Restricted Stock Agreement, any Incentive Stock Agreement or any Stock Option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or its parent or subsidiary or any other corporation affiliated with the Company, or interfere in any way with the rights of the Company or its parent or subsidiaries or any corporation affiliated with the Company to terminate his or her employment. Except as provided in Article IV (or such shorter or longer period specified in the Option Agreement), for the entire time from the date of granting an Incentive Stock Option until the date of exercise, the holder of an Incentive Stock Option must be an employee of the Company (or a subsidiary of the Company).

        (b)   No Optionee shall have any rights as a stockholder of the Company with respect to any Shares subject to a Stock Option hereunder until such Shares have been issued.

        (c)   Nothing contained in this Plan, a Restricted Stock Agreement, an Incentive Stock Agreement or in any Stock Option Agreement issued hereunder shall impose any liability or responsibility on the Company, the Board, the Committee or any member or any of the foregoing to pay, or reimburse any Participant for the payment of any tax arising out of, or on account of the issuance of Restricted Stock, Incentive Stock or Stock Option or Stock Options hereunder to any Participant, an Optionee's exercise of any Stock Option issued under the Plan or a Participant's sale, transfer or other disposition of any Restricted Stock, Incentive Stock or Shares acquired pursuant to the exercise of any Stock Option issued hereunder. Any person receiving Restricted Stock, Incentive Stock or a Stock Option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the Participant shall be solely responsible for all taxes to which he or she may, or become subject, as a consequence of such participation.

PROXY

BETA OIL & GAS, INC.
1100 Louisiana
Suite 4400
Houston, Texas 77002

ANNUAL MEETING OF STOCKHOLDERS—JULY 15, 2004

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Floyd C. Wilson and Shane M. Bayless, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock and preferred stock of BETA OIL & GAS, INC. (the "Company") of record in the name of the undersigned at the close of business on May 28, 2004, which the undersigned is entitled to vote at the 2004 annual meeting of stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 22, 2004, receipt of which is acknowledged.

1.	ELECTION OF DIRECTORS:
☐ FOR all nominees listed below (except as marked to the contrary)
☐ WITHHOLD AUTHORITY (to vote for all nominees below)
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW
	FLOYD C. WILSON TUCKER S. BRIDWELL JAMES L. IRISH III	DAVID B. MILLER D. MARTIN PHILLIPS	DANIEL RIOUX ROBERT C. STONE, JR.
2.	APPROVAL OF THE CHANGE OF THE NAME OF THE COMPANY TO "PETROHAWK ENERGY CORPORATION"
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	APPROVAL OF THE REINCORPORATION OF THE COMPANY UNDER THE LAWS OF THE STATE OF DELAWARE THROUGH A MERGER WITH ITS WHOLLY OWNED DELAWARE SUBSIDIARY PETROHAWK ENERGY CORPORATION AND RELATED MATTERS.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.	APPROVAL OF THE ELIMINATION OF THE CUMULATIVE VOTING FOR DIRECTORS.
☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	APPROVAL OF THE ADOPTION OF A CLASSIFIED BOARD OF DIRECTORS.
☐ FOR ☐ AGAINST ☐ ABSTAIN
6.	APPROVAL OF THE AMENDMENT TO EXISTING STOCK OPTION AGREEMENTS.
☐ FOR ☐ AGAINST ☐ ABSTAIN
7.	APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN.
☐ FOR ☐ AGAINST ☐ ABSTAIN
8.	APPROVAL OF THE 2004 EMPLOYEE INCENTIVE PLAN.
☐ FOR ☐ AGAINST ☐ ABSTAIN

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS (1), (2), (3), (4), (5), (6), (7), AND (8).

        If any other business should properly be brought before the meeting, the persons named as proxies will vote on such business in accordance with their best judgment.

        In the event of cumulative voting in the election of directors, the proxies may distribute the votes represented by this proxy among the nominees in such proportion as they see fit. In the event that one of the nominees for director is unable to serve, the proxies may vote for the election of any person for director to replace the nominee who is unable to serve in accordance with their best judgment. The persons named as proxies will also vote on matters for which the Company did not receive notice by April 7, 2004, in accordance with their best judgment.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

Signed and Dated: , 2004

Signature(s) of stockholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

QuickLinks

PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—CHANGE OF THE COMPANY'S NAME
PROPOSAL 3—REINCORPORATION OF THE COMPANY IN DELAWARE
PROPOSAL 4—ELIMINATION OF CUMULATIVE VOTING
PROPOSAL 5—AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION OR BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS
PROPOSAL 6—AMENDMENT OF STOCK OPTION AGREEMENTS
PROPOSAL 7—APPROVAL OF 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN
PROPOSAL 8—APPROVAL OF 2004 EMPLOYEE INCENTIVE PLAN
FINANCIAL STATEMENTS
OTHER MATTERS
BETA OIL & GAS, INC. Audit Committee Charter
CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF BETA OIL & GAS, INC. AS ADOPTED BY THE BOARD OF DIRECTORS ON MAY 25, 2004
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF BETA OIL & GAS, INC. AS ADOPTED BY THE BOARD OF DIRECTORS ON MAY 25, 2004
BETA OIL & GAS, INC. CODE OF ETHICS FOR CEO AND SENIOR FINANCIAL OFFICERS
BETA OIL & GAS, INC. CODE OF CONDUCT
TABLE OF CONTENTS
ACKNOWLEDGMENT FORM
FORM OF AGREEMENT AND PLAN OF MERGER
RECITALS
APPLICABLE EXCERPTS FROM THE FORM OF ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) (Pursuant to Nevada Revised Statutes Chapter 92A) (excluding 92A.200(4b))
FORM OF CERTIFICATE OF OWNERSHIP AND MERGER MERGING BETA OIL & GAS, INC. INTO PETROHAWK ENERGY CORPORATION (Pursuant to Section 253 of the Delaware General Corporation Law)
FORM OF CERTIFICATE OF INCORPORATION OF PETROHAWK ENERGY CORPORATION
ARTICLE I OFFICES
ARTICLE II DIRECTORS—MANAGEMENT
ARTICLE III OFFICERS
ARTICLE IV STOCKHOLDERS' MEETINGS
ARTICLE V AMENDMENTS TO BYLAWS
ARTICLE VI SHARES OF STOCK
ARTICLE VII DIVIDENDS
ARTICLE VIII FISCAL YEAR
ARTICLE IX CORPORATE SEAL
ARTICLE X INDEMNITY
ARTICLE XI MISCELLANEOUS
CERTIFICATE OF SECRETARY
FORM OF CERTIFICATE OF DESIGNATION of 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK of PETROHAWK ENERGY CORPORATION Pursuant to Section 151 of the Delaware General Corporation Law
NEVADA DISSENTERS' RIGHTS STATUTE RIGHTS OF DISSENTING OWNERS (Current as of January 2004; Obtained from www.leg.state.nv.us)
BETA OIL & GAS, INC. 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN I. Definitions and Purposes
II. Administration
IV. Eligibility of Participants, Term and Transferability
V. Shares Subject to Plan
VI. Option Price
VII. Term of Plan
VIII. Recapitalization or Reorganization
IX. Amendment or Termination of the Plan
X. Securities Laws
XI. General
BETA OIL & GAS, INC. 2004 EMPLOYEE INCENTIVE PLAN I. Definitions and Purposes
II. Administration
III. Types of Grants Under the Plan
IV. Eligibility of Participants, Term and Transferability
V. Shares Subject to Plan
VI. Option Price
VII. Term of Plan
VIII. Recapitalization or Reorganization
IX. Amendment or Termination of the Plan
X. Securities Laws
XI. General